UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Growth Trust	Eaton Vance NextShares Trust II
Eaton Vance Investment Trust	Eaton Vance Series Fund, Inc.
Eaton Vance Municipals Trust	Eaton Vance Series Trust
Eaton Vance Municipals Trust II	Eaton Vance Series Trust II
Eaton Vance Mutual Funds Trust	Eaton Vance Special Investment Trust
Eaton Vance NextShares Trust	Eaton Vance Variable Trust

(Name of Registrant as Specified in Its Charter)

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EATON VANCE GROUP OF FUNDS

Two International Place

Boston, Massachusetts 02110

August 8, 2018

Dear Shareholder:

We cordially invite you to attend a Special Joint Meeting of Shareholders (the “Meeting”) of the Eaton Vance Group of Funds (each, a “Fund” and collectively, the “Funds”) on September 20, 2018. There is only one item on the agenda for your Fund(s), but it is an important one – the election of Trustees/Directors. We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the current Trustees/Directors are asking shareholders to elect three Trustees/Directors that have been appointed and are currently serving as Trustees/Directors but have not previously been elected by shareholders and two new Trustees/Directors that have been nominated for election. All five of the Trustees/Directors and Trustee/Director nominees are independent of Fund management. The current Trustees/Directors serve and the nominees will serve on the Boards of Trustees/Directors of multiple Eaton Vance Funds (the “Board”). If all the nominated Trustees/Directors are elected, more than three-quarters of each Board will continue to be composed of Trustees/Directors who are independent of Fund management.

The proxy statement that accompanies this letter relates to certain Funds in the Eaton Vance Group of Funds. Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Balanced Fund are also issuing separate proxy solicitation materials relating to separate proposals, which will be included in a separate Special Joint Meeting of Shareholders to be held on September 20, 2018. Please note that we are required to provide you with one proxy card (or other means to vote) for each account that you own.

We realize that most of our shareholders will not be able to attend the Meeting and vote their shares in person. However, your Fund(s) do need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the Meeting, you may revoke your proxy by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. By voting promptly, you can help your Fund(s) avoid the expense of additional mailings.

If you would like additional information concerning the election of Trustees/Directors, please call one of our service representatives at 1-800-262-1122 Monday through Friday between 8:30 a.m. and 5:30 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

/s/ Thomas E. Faust Jr.

President and Chief Executive Officer

Eaton Vance Management

YOUR VOTE IS IMPORTANT – PLEASE VOTE PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

QUESTIONS AND ANSWERS

Q.       Why am I receiving this proxy statement?

A.       The Eaton Vance Group of Funds is holding a Special Joint Meeting of Shareholders on September 20, 2018 (the “Meeting”) to vote on a proposal to elect or approve the election of five Trustees/Directors to each fund’s Board of Trustees/Directors (“Board”). Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Balanced Fund are also issuing separate proxy solicitation materials relating to separate proposals, which will be included in a separate Special Joint Meeting of Shareholders to be held on September 20, 2018.

Q. What am I being asked to vote “FOR” in the proxy statement?

A. You are being asked to:

1. Elect five Trustees/Directors;

2. Act upon any other matters as which may properly come before the Meeting and any adjourned or postponed session thereof.

Q.       Why am I being asked to elect Trustees/Directors to the Board at this time?

A.       It has been a number of years since a meeting of shareholders was held to elect Trustees/Directors, and changes since that time in the composition of the Board now necessitate a meeting to elect the nominees. Under the Investment Company Act of 1940 (the “1940 Act”), the Board may fill vacancies through appointment as long as, after the Board fills the vacancy, at least two-thirds of the Trustees/Directors were elected by shareholders.

Q.       Who are the Trustee/Director nominees?

A.       The nominees are Mark R. Fetting, Keith Quinton, Marcus L. Smith, Susan J. Sutherland and Scott E. Wennerholm. Messrs. Fetting and Wennerholm and Ms. Sutherland currently serve as Trustees/Directors of the funds having been previously appointed by the Board (including a majority of the noninterested Trustees/Directors). Messrs. Quinton and Smith have been nominated by the Board for election by shareholders of each fund based upon a recommendation of the Governance Committee of each fund. A description of each nominee’s prior experience is included in the proxy statement.

Q.       Are the Trustee/Director nominees noninterested persons of the funds?

A.       Yes. All five of the nominees are not “interested persons” of the funds or their investment adviser, as that term is defined in the 1940 Act. If all of the nominees are elected, eleven of the twelve Trustees would be noninterested.

Q.       How does the Board recommend that I vote?

A.       The Board unanimously recommends that shareholders vote “FOR” the proposal.

Q.       How can I vote?

A.       You can vote by mail, telephone, or over the Internet or in-person at the Meeting, as explained in the enclosed materials. By voting promptly, you can help your fund(s) avoid the expense of additional mailings.

EATON VANCE GROUP OF FUNDS

Two International Place

Boston, Massachusetts 02110

Notice of Special Joint Meeting of Shareholders

To Be Held September 20, 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be Held on September 20, 2018: The Notice of Special Joint Meeting of Shareholders, Proxy Statement and Proxy Card are available online at http://funds.eatonvance.com/includes/loadDocument.php?fn=29782.pdf&dt=fundPDFs

A Special Joint Meeting of Shareholders (the “Meeting”) of each Eaton Vance Fund listed on the following pages (each, a “Fund” and collectively, the “Funds”) will be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on September 20, 2018 at 11:00 a.m. (Eastern Time), for the following purposes:

1.	To consider and act upon a proposal to elect five Trustees/Directors.
2.	To consider and act upon any other matters which may properly come before the Meeting and any adjourned or postponed session thereof.

The proposal to elect Trustees/Directors is discussed in greater detail in the following pages.

The Meeting is called pursuant to the By-Laws of each Fund. The Boards of Trustees/Directors of the Funds have fixed the close of business on July 17, 2018 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. The Proxy Statement and accompanying materials, or a Notice of Internet Availability of Proxy Materials, are being mailed to shareholders on or about August 8, 2018.

Eaton Vance VT Floating-Rate Income Fund (“VT Floating-Rate Income Fund”), a series of Eaton Vance Variable Trust, is available as a funding vehicle for various insurance company separate accounts. Individual contract owners are not shareholders of VT Floating-Rate Income Fund. Rather, the insurance companies and their separate accounts are the shareholders. Each insurance company will vote shares of the VT Floating-Rate Income Fund in accordance with voting instructions received from contract owners.

By Order of the Board of Trustees/Directors

/s/ Maureen A. Gemma

Secretary

August 8, 2018

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees/Directors of each Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Special Joint Meeting of Shareholders – September 20, 2018

EATON VANCE GROUP OF FUNDS

The funds in the Eaton Vance Group of Funds are part of various trusts (each, a “Trust” and collectively, the “Trusts”) and a corporation (the “Corporation”). The funds listed below are each a “Fund” and collectively, the “Funds.” Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Balanced Fund are also issuing separate proxy solicitation materials relating to separate proposals, which will be included in a separate Special Joint Meeting of Shareholders to be held on September 20, 2018. Certain of the Funds are in a master-feeder structure and invest their assets in a corresponding portfolio (each, a “Portfolio” and collectively, the “Portfolios”). Other Funds may invest in multiple Portfolios or in Class I or Institutional Class Shares of another Fund or Funds. The list below includes each Fund and, where applicable, the Portfolio(s) or other Fund(s) in which it invested as of July 17, 2018.

Trust Names	Fund Names	Corresponding Portfolio(s)/Other Fund(s)
Eaton Vance Growth Trust	Eaton Vance Atlanta Capital Focused Growth Fund	N/A
(14 Funds)	Eaton Vance Atlanta Capital Select Equity Fund	N/A
	Eaton Vance Atlanta Capital SMID-Cap Fund	N/A
	Eaton Vance Focused Global Opportunities Fund	N/A
	Eaton Vance Focused Growth Opportunities Fund	N/A
	Eaton Vance Focused International Opportunities Fund	N/A
	Eaton Vance Focused Value Opportunities Fund	N/A
	Eaton Vance Greater China Growth Fund	N/A
	Eaton Vance Hexavest Global Equity Fund	N/A
	Eaton Vance Hexavest International Equity Fund	N/A
	Eaton Vance International Small-Cap Fund	N/A
	Eaton Vance Richard Bernstein All Asset Strategy Fund	N/A
	Eaton Vance Richard Bernstein Equity Strategy Fund	N/A
	Eaton Vance Worldwide Health Sciences Fund	Worldwide Health Sciences Portfolio

Eaton Vance Investment Trust	Eaton Vance Floating-Rate Municipal Income Fund	N/A
(4 Funds)	Eaton Vance National Limited Maturity Municipal Income Fund	N/A
	Eaton Vance New York Municipal Opportunities Fund	N/A
	Eaton Vance Short Duration Municipal Opportunities Fund	N/A

Eaton Vance Municipals Trust	Eaton Vance Arizona Municipal Income Fund	N/A
(18 Funds)	Eaton Vance California Municipal Income Fund	N/A
	Eaton Vance Connecticut Municipal Income Fund	N/A
	Eaton Vance Georgia Municipal Income Fund	N/A
	Eaton Vance Maryland Municipal Income Fund	N/A
	Eaton Vance Massachusetts Municipal Income Fund	N/A
	Eaton Vance Minnesota Municipal Income Fund	N/A
	Eaton Vance Missouri Municipal Income Fund	N/A
	Eaton Vance Municipal Opportunities Fund	N/A
	Eaton Vance National Municipal Income Fund	N/A
	Eaton Vance New Jersey Municipal Income Fund	N/A
	Eaton Vance New York Municipal Income Fund	N/A
	Eaton Vance North Carolina Municipal Income Fund	N/A
	Eaton Vance Ohio Municipal Income Fund	N/A

Trust Names	Fund Names	Corresponding Portfolio(s)/Other Fund(s)
Eaton Vance Municipals Trust (cont.)	Eaton Vance Oregon Municipal Income Fund	N/A
	Eaton Vance Pennsylvania Municipal Income Fund	N/A
	Eaton Vance South Carolina Municipal Income Fund	N/A
	Eaton Vance Virginia Municipal Income Fund	N/A

Eaton Vance Municipals Trust II	Eaton Vance High Yield Municipal Income Fund	N/A
(6 Funds)	Eaton Vance TABS Intermediate-Term Municipal Bond Fund	N/A
	Eaton Vance TABS Short-Term Municipal Bond Fund	N/A
	Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund	N/A
	Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	TABS 5-to-15 Year Laddered Municipal Bond Portfolio
	Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund	N/A

Eaton Vance Mutual Funds Trust	Eaton Vance AMT-Free Municipal Income Fund	N/A
(34 Funds)	Eaton Vance Core Plus Bond Fund	N/A
	Eaton Vance Diversified Currency Income Fund	International Income Portfolio
	Eaton Vance Emerging and Frontier Countries Equity Fund	Global Macro Capital Opportunities Portfolio
	Eaton Vance Emerging Markets Debt Fund	N/A
	Eaton Vance Emerging Markets Local Income Fund	Emerging Markets Local Income Portfolio
	Eaton Vance Floating-Rate Fund	Floating Rate Portfolio
	Eaton Vance Floating-Rate Advantage Fund	Senior Debt Portfolio
	Eaton Vance Floating-Rate & High Income Fund	Floating Rate Portfolio High Income Opportunities Portfolio
	Eaton Vance Global Income Builder Fund	Global Income Builder Portfolio
	Eaton Vance Global Macro Absolute Return Fund	Global Macro Portfolio
	Eaton Vance Global Macro Absolute Return Advantage Fund	Global Macro Absolute Return Advantage Portfolio
	Eaton Vance Global Small-Cap Equity Fund	N/A
	Eaton Vance Government Opportunities Fund	Government Obligations Portfolio
	Eaton Vance High Income Opportunities Fund	High Income Opportunities Portfolio
Eaton Vance Multi-Strategy Absolute Return Fund

Eaton Vance Hexavest Global Equity Fund

Floating Rate Portfolio
Global Macro Absolute Return
Advantage Portfolio

MSAR Completion Portfolio

Parametric Emerging Markets Fund

Parametric International Equity Fund

Eaton Vance Multi-Strategy All Market Fund

Eaton Vance Hexavest Global Equity Fund

Eaton Vance International Small-Cap Fund Class I Shares

Floating Rate Portfolio

Global Macro Absolute Return
Advantage Portfolio

Parametric Emerging Markets Fund

Parametric International Equity Fund

	Eaton Vance Short Duration Government Income Fund	Short-Term U.S. Government Portfolio
	Eaton Vance Short Duration High Income Fund	Short Duration High Income Portfolio

Trust Names	Fund Names	Corresponding Portfolio(s)/Other Fund(s)
Eaton Vance Mutual Funds Trust (cont.)	Eaton Vance Short Duration Strategic Income Fund

Boston Income Portfolio

Eaton Vance Emerging Markets Debt Opportunities Fund

Emerging Markets Local Income Portfolio
Global Macro Absolute Return
Advantage Portfolio

Global Macro Portfolio
Global Opportunities Portfolio
High Income Opportunities Portfolio
Senior Debt Portfolio
Short Duration High Income Portfolio

	Eaton Vance Stock Fund	Stock Portfolio
	Eaton Vance Tax-Managed Equity Asset Allocation Fund	Tax-Managed Growth Portfolio Tax-Managed International Equity Portfolio Tax-Managed Multi-Cap Growth Portfolio Tax-Managed Small-Cap Portfolio Tax-Managed Value Portfolio
	Eaton Vance Tax-Managed Global Dividend Income Fund	N/A
	Eaton Vance Tax-Managed Growth Fund 1.1	Tax-Managed Growth Portfolio
	Eaton Vance Tax-Managed Growth Fund 1.2	Tax-Managed Growth Portfolio
	Eaton Vance Tax-Managed Multi-Cap Growth Fund	Tax-Managed Multi-Cap Growth Portfolio
	Eaton Vance Tax-Managed Small-Cap Fund	Tax-Managed Small-Cap Portfolio
	Eaton Vance Tax-Managed Value Fund	Tax-Managed Value Portfolio
	Parametric Commodity Strategy Fund	N/A
	Parametric Dividend Income Fund	N/A
	Parametric Emerging Markets Fund	N/A
	Parametric International Equity Fund	N/A
	Parametric Tax-Managed International Equity Fund	Tax-Managed International Equity Portfolio
	Parametric Volatility Risk Premium – Defensive Fund	N/A

Eaton Vance Series Fund, Inc.	Eaton Vance Emerging Markets Debt Opportunities Fund	N/A
(1 Fund)

Eaton Vance Series Trust	Eaton Vance Tax-Managed Growth Fund 1.0	Tax-Managed Growth Portfolio
(1 Fund)

Eaton Vance Series Trust II	Eaton Vance Income Fund of Boston	Boston Income Portfolio
(2 Funds)	Parametric Tax-Managed Emerging Markets Fund	N/A

Eaton Vance Special Investment Trust (15 Funds)	Eaton Vance Balanced Fund	Core Bond Portfolio Stock Portfolio
	Eaton Vance Commodity Strategy Fund	N/A
	Eaton Vance Core Bond Fund	Core Bond Portfolio
	Eaton Vance Dividend Builder Fund	N/A
	Eaton Vance Greater India Fund	Greater India Portfolio
	Eaton Vance Growth Fund	N/A
	Eaton Vance Hedged Stock Fund	N/A
	Eaton Vance Large-Cap Value Fund	N/A
	Eaton Vance Multisector Income Fund	N/A
	Eaton Vance Real Estate Fund	N/A
	Eaton Vance Short Duration Inflation-Protected Income Fund	Senior Debt Portfolio
	Eaton Vance Small-Cap Fund	N/A
	Eaton Vance Special Equities Fund	N/A
	Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund	N/A

Eaton Vance Variable Trust	Eaton Vance VT Floating-Rate Income Fund	N/A
(1 Fund)

Trust Names	Fund Names	Corresponding Portfolio(s)/Other Fund(s)
Eaton Vance NextShares Trust	Eaton Vance Global Income Builder NextShares	Global Income Builder Portfolio
(2 Funds)	Eaton Vance Stock NextShares	Stock Portfolio

Eaton Vance NextShares Trust II	Eaton Vance Floating-Rate NextShares	Eaton Vance Floating Rate Portfolio
(3 Funds)	Eaton Vance Oaktree Diversified Credit NextShares	N/A
	Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	5-to-15 Year Laddered Municipal Bond Portfolio

Eaton Vance Group of Funds

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Joint Meeting (the “Meeting”) of the Funds to be held on September 20, 2018 at 11:00 a.m. (Eastern Time) at Two International Place, Boston, Massachusetts 02110 for the benefit of shareholders who wish to vote, but do not expect to be present at the Meeting. The Funds are series of various trusts (the “Trusts”) and a corporation (“Corporation”). All proxies are solicited on behalf of the Boards of Trustees/Directors of each Trust and Corporation of which the Funds are series (the “Board” or the “Trustees/Directors”). Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Balanced Fund are also issuing separate proxy solicitation materials relating to separate proposals, which will be included in a separate Special Joint Meeting of Shareholders to be held on September 20, 2018. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ proxy tabulator, Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, or by executing and delivering a later dated proxy, or by attending the Meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. If you attend the Meeting in person, please be prepared to present photo identification and proof of your share ownership. These proxy materials or a Notice of Internet Availability of Proxy Materials, as applicable, are initially being mailed to shareholders on or about August 8, 2018. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees/Directors have fixed the close of business on July 17, 2018 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held and fractional shares will be entitled to an equivalent fractional vote. The number of shares of beneficial interest of each Fund outstanding as of July 17, 2018 is set forth in Exhibit A.

The persons who held of record 5% or more of the outstanding shares of any class of shares of a Fund as of July 17, 2018 are set forth in Exhibit B. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund. The current Trustees/Directors, nominees for Trustee/Director, and officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of any class of such Fund, except as disclosed in Exhibit B. Shareholders of all classes of shares of all Funds of each Trust/Corporation will vote jointly on the proposal. The Board of each Trust and the Corporation shall be elected by a plurality of the shares of the entire Trust/Corporation voted in person or by proxy. Election of Trustees/Directors is non-cumulative.

The Trustees/Directors know of no business that will be presented for consideration other than the business described in Proposal 1 in the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Each Fund has previously sent its Annual Report and Semiannual Report to its shareholders, if the Fund has completed such fiscal period(s). Each Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Operations; or (iii) call 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time).

PROPOSAL 1. ELECTION OF TRUSTEES/DIRECTORS

The Boards of Trustees/Directors of the Trusts/Corporation are proposing that the persons identified below under “Nominees for Trustee/Director” be elected as Trustees/Directors of each Trust/Corporation. Each nominee, with the exception of Keith Quinton and Marcus L. Smith, is currently serving as a Trustee/Director for multiple funds in the Eaton Vance Group of Funds. It has been several years since a meeting of shareholders was held to elect Trustees/Directors, and changes since that time in the composition of the Board now necessitate a meeting to elect the nominees. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may fill vacancies through appointment as long as, after the Board fills the vacancy, at least two-thirds of the Trustees/Directors were elected by shareholders.

Each nominee for Trustee/Director of a Fund is also nominated to serve as Trustee of the Fund’s corresponding Portfolio or Portfolios, as applicable. For those Funds that invest in one or more Portfolios or Funds, each such Fund will vote its interest in its corresponding Portfolio or Fund for or against a Trustee/Director nominee in the same proportion as the votes received from the Fund’s shareholders.

Nominations for Election as Noninterested Trustees/Directors

Mark R. Fetting, Susan J. Sutherland and Scott E. Wennerholm currently serve as Trustees/Directors of each Trust/Corporation and Portfolio having been appointed by the Board (including a majority of the noninterested Trustees/Directors), in 2016, 2015 and 2016, respectively. Keith Quinton and Marcus L. Smith have been nominated by the Board for election by shareholders of each Trust/Corporation and Portfolio based upon a recommendation of the Governance Committee of each Trust/Corporation and Portfolio.

Each nominee for election as a Trustee/Director, as well as the other current Trustees/Directors, and their principal occupations for at least the last five years are set forth in the tables below. The Trustees/Directors listed under “Other Current Trustees/Directors” have previously been elected by shareholders and shareholders are not being asked to reelect such Trustees/Directors at this Meeting. Unless otherwise indicated, the position listed under “Position(s) Held with the Fund and/or Portfolio” are held with all Trusts/Corporation and Portfolios. Each Trustee/Director holds office during the lifetime of each Trust/Corporation and Portfolio unless terminated in the event of the declination, death, resignation, retirement, removal, adjudicated incompetence, or other incapacity to perform the duties of the office, or removal, of a Trustee/Director. Information about the officers of each Trust, the Corporation and each Portfolio appears in Exhibits C and D.

Interested Trustee/Director

Thomas E. Faust Jr. is an “interested person” as defined in the 1940 Act by reason of his affiliations with certain of the Funds, Eaton Vance Management (“EVM” or “Eaton Vance”), Boston Management and Research (“BMR”), and Eaton Vance Distributors, Inc. (“EVD”). Eaton Vance, Inc. (“EV”) serves as the Trustee of EVM and BMR. EV, EVM and EVD are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a publicly-held holding company. BMR is an indirect subsidiary of EVC. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the “Eaton Vance Organization.”)

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NOMINEES FOR TRUSTEE/DIRECTOR
Name and Year of Birth	Trust/Corporation/Portfolio Position(s)	Length of Service(1)(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee/Director or to be Overseen by Nominee for Trustee/Director(3)	Other Directorships Held by Trustee/Director or Nominee for Trustee/Director During Last Five Years(4)

NONINTERESTED TRUSTEES/DIRECTORS
Mark R. Fetting 1954	Trustee/Director	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	174	None
Keith Quinton(5) 1958	Current Nominee for Trustee/Director	-	Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Systems (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001 - 2014).	174	Director of New Hampshire Municipal Bond Bank (since 2016).
Marcus L. Smith(5) 1966	Current Nominee for Trustee/Director	-	Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994 – 2017).	174	Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).
Susan J. Sutherland 1957	Trustee/Director	Since 2015	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	174	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

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Name and Year of Birth	Trust/Corporation/ Portfolio Position(s)	Length of Service(1)(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee/Director or to be Overseen by Nominee for Trustee/Director(3)	Other Directorships Held by Trustee/Director or Nominee for Trustee/Director During Last Five Years(4)
Scott E. Wennerholm 1959	Trustee/Director	Since 2016	Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	174	None
OTHER CURRENT TRUSTEES/DIRECTORS
Name and Year of Birth	Trust/Corporation/Portfolio Position(s)	Length of Service(1)(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee/Director(3)	Other Directorships Held by Trustee/Director or Nominee for Trustee/Director During Last Five Years(4)

INTERESTED TRUSTEE/DIRECTOR
Thomas E. Faust Jr. 1958	Trustee/Director	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee/Director of 174 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of each Trust and Portfolio.	174	Director of EVC and Hexavest Inc. (investment management firm).

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Name and Year of Birth	Trust/Corporation/Portfolio Position(s)	Length of Service(1)(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee/Director(3)	Other Directorships Held by Trustee/Director or Nominee for Trustee/Director During Last Five Years(4)
NONINTERESTED TRUSTEES/DIRECTORS
Cynthia E. Frost 1961	Trustee/Director	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	174	None
George J. Gorman 1952	Trustee/Director	Since 2014	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	174	Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).
Valerie A. Mosley 1960	Trustee/Director	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	174	Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

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Name and Year of Birth	Trust/Corporation/Portfolio Position(s)	Length of Service(1)(2)	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee/Director(3)	Other Directorships Held by Trustee/Director or Nominee for Trustee/Director During Last Five Years(4)
William H. Park 1947	Trustee/Director	Since 2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

				174	None
Helen Frame Peters 1948	Trustee/Director	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	174	None
Harriett Tee Taggart 1948	Trustee/Director	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board that she intends to retire as a Trustee/Director of all Eaton Vance Funds and Portfolios effective December 31, 2018.	174	Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

(1)	As noted under “Nominations for Election as Noninterested Trustees/Directors,” each Trustee/Director holds office during the lifetime of each Trust/Corporation unless terminated in the event of the declination, death, resignation, retirement, removal, adjudicated incompetence, or other incapacity to perform the duties of the office, or removal, of a Trustee/Director. Under the terms of each Trust’s, the Corporation’s and each Portfolio’s Trustee/Director retirement policy as currently in effect, a Trustee/Director must retire as a Trustee/Director on the first day of July following his or her 74th birthday unless such retirement would cause a Fund to be out of compliance with Section 16 of the 1940 Act, in which case the retirement and resignation will occur on the first day thereafter on which a Fund would be in compliance with Section 16. Section 16 requires in substance that at least two-thirds of the Trustees/Directors be elected by shareholders.
(2)	Date noted is the date first appointed to serve as Trustee/Director for a fund in the Eaton Vance family of funds. Each Trustee/Director has served continuously since appointment unless indicated otherwise.

(3)       Includes both master and feeder funds in master-feeder structure.

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(4)	During their respective tenures, the Trustees/Directors (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(5)	Nominated for election as a Trustee/Director of all Trusts/Corporation and Portfolios. It is expected that Keith Quinton and Marcus L. Smith will be appointed to the Board of Trustees/Directors of each closed-end fund advised by EVM or its affiliates effective concurrent with their commencement of service as Trustees/Directors of the Funds.

For the dollar range of equity securities beneficially owned by each Trustee/Director and nominee in each Fund and in all Eaton Vance Funds overseen by the Trustees/Directors as of May 31, 2018, see Exhibit E.

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees/Directors as described above to hold office in accordance with the By-Laws. Each Trustee/Director nominee has consented to stand for election and to serve as a Trustee/Director if elected. Messrs. Quinton and Smith would commence service as Trustees/Directors as soon as reasonably practicable upon being elected by the shareholders of each Trust/Corporation and Portfolio. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

Board Meetings and Committees

The Board has general oversight responsibility with respect to the business and affairs of each Trust/Corporation and each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to each Trust/Corporation and each Fund. The Board is currently composed of ten Trustees/Directors, including nine Trustees/Directors who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee/Director”). If the two additional Trustees/Directors who have been nominated to serve as Trustee/Director are elected by shareholders the Board will consist of twelve Trustees/Directors, including eleven Trustees/Directors who are noninterested Trustees/Directors. As noted above, Ms. Taggart has apprised the Board that she intends to retire as a Trustee/Director of all Eaton Vance Funds and Portfolios effective December 31, 2018. Following her retirement, if the two additional Trustee/Director nominees are elected by shareholders and assuming no other changes in Board composition, the Board will consist of eleven Trustees/Directors, including ten Trustees/Directors who are noninterested Trustees/Directors. In addition to six regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees (each, a “Committee” and collectively, the “Committees”) to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Trustee/Director to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board may appoint a noninterested Trustee/Director to serve in the role of Vice-Chairperson. The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to each Trust’s Declaration of Trust or

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By-Laws or the Corporation’s Articles of Incorporation or By-laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee/Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. Each Portfolio has the same leadership structure as each Trust/Corporation.

Each Fund and each Trust/Corporation are subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of each Fund and each Trust/Corporation and is addressed as part of various activities of the Board and its Committees. As part of its oversight of each Fund and each Trust/ Corporation, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, administrator, principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser, administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. The Board, with the assistance of management and with input from the Board's various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The administrator, the investment adviser and the sub-adviser (if applicable) are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provide reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for each Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function. Each Portfolio has the same risk oversight approach as the Funds and each Trust/Corporation.

Each Trust’s Declaration of Trust and the Corporation’s Articles of Incorporation does not set forth any specific qualifications to serve as a Trustee/Director. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee/Director candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

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(vii) the ability to qualify as a noninterested Trustee/Director for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and each Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Eaton Vance Fund Boards (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Thomas E. Faust Jr. Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007. He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Mr. Faust has served as a Director of Hexavest Inc. since 2012 and of SigFig Wealth Management LLC since 2016. Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance (1985-2007). He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School. Mr. Faust has been a Chartered Financial Analyst since 1988.

Mark R. Fetting. Mr. Fetting has served as a member of the Eaton Vance Fund Boards since 2016. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012. He also served as a Director/Trustee and Chairman of the Legg Mason family of funds (2008-2012) and Director/Trustee of the Royce family of funds (2001-2012). From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Early in his professional career, Mr. Fetting was a Vice President at T. Rowe Price and served in leadership roles within the firm’s mutual fund division from 1981 through 1987.

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Portfolio Management Committee. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment. From 1995-2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge Associates (1989-1995), Bain and Company (1987-1989) and BA Investment Management Company (1983-1985). She serves as a member of an advisory board of Creciente Partners Investment Management, LLC, a manager of a hedge fund of funds, and has additional experience as a member of the investment committee of several non-profit organizations.

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George J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Audit Committee. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the U.S. Securities Exchange & Commission (the “SEC”), hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the BofA Funds Series Trust (2011-2014) and the Ashmore Funds (2010-2014).

Valerie A. Mosley. Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Governance Committee. She currently owns and manages a consulting and investment firm, Valmo Ventures and is a Director of Progress Investment Management Company, a manager of emerging managers. From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist. Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. Ms. Mosley is a Director of Dynex Capital, Inc., a mortgage REIT, where she serves on the board’s audit and investment committees. She also serves as a trustee or board member of several major non-profit organizations and endowments, including New Profit, a non-profit venture philanthropy fund. She is a member of the Risk Audit Committee of the United Auto Workers Retiree Medical Benefits Trust and a member of the Investment Advisory Committee of New York State Common Retirement Fund. She is also an advisor to New Technology Ventures, a venture capital firm.

William H. Park. Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and is the Independent Chairperson of the Board. Mr. Park was formerly a consultant from 2012-2014 and formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Helen Frame Peters. Dr. Peters has served as a member of the Eaton Vance Fund Boards since 2008. Dr. Peters is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Dr. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011. In addition, Dr. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Dr. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Keith Quinton. Mr. Quinton had over thirty years of experience in the investment industry before retiring from Fidelity Investments in 2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000 to 2001. From 1997 to 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 to 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton currently serves as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees, and as a Director of the New Hampshire Municipal Bond Bank.

Marcus L. Smith. Since 2017, Mr. Smith has been a Director of MSCI Inc., a leading provider of investment decision support tools worldwide, where he serves on the Audit Committee, and a Director

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of DCT Industrial Trust Inc., a leading logistics real estate company, where he is a member of the Nominating and Corporate Governance and Audit Committees. From 1994 through 2017, Mr. Smith served in several capacities at MFS Investment Management, an investment management firm, where he managed the MFS Institutional International Fund for 17 years and the MFS Concentrated International Fund for 10 years. In addition to his portfolio management duties, Mr. Smith served as Director of Equity, Canada from 2012 to 2017, Director of Equity, Asia from 2010 -2012, and Director of Asian Equity Research 2005 to 2010. Prior to joining MFS, Mr. Smith was a senior consultant at Andersen Consulting (now known as Accenture) from 1988 through 1992. Mr. Smith served as a United States Army Reserve Officer from 1987-1992. He has also been a trustee of the University of Mount Union since 2008 and has served as the chairman of the finance committee since 2015. Mr. Smith currently sits on the Boston advisory board of the Posse Foundation.

Susan J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. She is also a Director of Ascot Group Limited which, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. Ms. Sutherland was a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015 and of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance from 2015 to 2018. From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions. In addition, Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations.

Harriett Tee Taggart. Ms. Taggart has served as a member of the Eaton Vance Fund Boards since 2011. Ms. Taggart currently manages a professional practice, Taggart Associates. Since 2007, Ms. Taggart has been a Director of Albemarle Corporation, a specialty chemical company where she serves as a member of the Executive Compensation Committee. Since 2009 she has served as a Director of the Hanover Insurance Group, Inc. where she serves as Chair of the Nomination and Governance Committee. Ms. Taggart is also a trustee or member of several major non-profit boards, advisory committees and endowment investment companies. From 1983 through 2006, Ms. Taggart served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President and chemical industry sector portfolio manager. Ms. Taggart also served as a Director of the Lubrizol Corporation, a specialty chemicals manufacturer from 2007-2011.

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Contract Review Committee. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution (2012-2018).

During the calendar year ended December 31, 2017, the Board met eight times. The Board of each Trust/Corporation has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee. During the calendar year ended December 31, 2017, the Audit Committee met thirteen times, the Contract Review Committee met seven times, the Governance Committee met six times, the Portfolio Management Committee met eight times and the

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Compliance Reports and Regulatory Matters Committee met ten times. Each of the Committees is comprised of only noninterested Trustees/Directors. Each Trustee/Director currently serving on the Boards listed above attended at least 75% of such Board and Committee meetings on which he or she serves. The Portfolios have the same Trustee/Director committee and compensation structure and committee composition as the Funds.

Mmes. Mosley (Chairperson), Frost, Peters, Sutherland and Taggart, and Messrs. Fetting, Gorman, Park and Wennerholm are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees/Directors and a Chairperson of the Board and the compensation of such persons.

The Governance Committee will, when a vacancy exists, consider a nominee for Trustee/Director recommended by a shareholder, provided that such recommendation is submitted in writing to a Trust’s/the Corporation’s Secretary at the principal executive office of the Trust/Corporation. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of a Trust/Corporation), a written consent by the candidate to be named as a nominee and to serve as Trustee/Director if elected, record and ownership information for the recommending shareholder with respect to each Trust/Corporation, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. Each Fund’s Board of Trustees/Directors has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, www.eatonvance.com, by selecting “Financial Advisors and Individual Investors” followed by “Tools & Resources” and then “Fund Corporate Governance.”

Messrs. Gorman (Chairperson), Park and Wennerholm and Ms. Mosley are members of the Audit Committee. The Board has designated Messrs. Gorman and Park, each a noninterested Trustee/Director, as audit committee financial experts. The Audit Committee’s purposes are to (i) oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to each Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of a Fund. Each Trust’s, the Corporation’s and each Portfolio’s Board of Trustees/Directors has adopted a written charter for its Audit Committee. The written charter is available on the Eaton Vance website, www.eatonvance.com, by selecting “Financial Advisors and Individual Investors” followed by “Tools & Resources” and then “Fund Corporate Governance.”

Messrs. Wennerholm (Chairperson), Fetting, Gorman and Park, and Mmes. Frost, Mosley, Peters, Sutherland and Taggart are members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of

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the Funds or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees/Directors, unless the matter is within the responsibilities of the other Committees of the Board.

Mmes. Frost (Chairperson), Mosley and Peters and Mr. Fetting are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Funds and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board in its monitoring of the performance results of all Funds and Portfolios, giving special attention to the performance of certain Funds and Portfolios that it or the Board identifies from time to time.

Mmes. Sutherland (Chairperson) and Taggart and Messrs. Gorman and Wennerholm are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board and the Funds’ CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

Communication with the Board

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board, the Chairperson of any of the Committees of the Board or to the Independent Trustees/Directors as a group, at the following address: Two International Place, Boston, MA 02110, c/o the Secretary of the applicable Fund.

Remuneration of Trustees/Directors

Trustees/Directors of each Trust/Corporation and Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees/Directors Deferred Compensation Plan (the “Deferred Compensation Plan”). Under each Deferred Compensation Plan, an eligible Trustee/Director may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees/Directors under each Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Trustees’/Directors’ fees in accordance with each Deferred Compensation Plan will have a negligible effect on a Fund’s or Portfolio’s assets, liabilities, and net income per share, and will not obligate a Trust/Corporation or Portfolio to retain the services of any Trustee/Director or obligate a Trust/Corporation or Portfolio to pay any particular level of compensation to the Trustee/Director. None of the Trusts, Corporation or Portfolios has a retirement plan for Trustees/Directors. The fees and expenses of those Trustees/Directors who are not members of the Eaton Vance Organization are paid by the Trusts/Corporation and Portfolios. Exhibit F sets forth (i) the compensation earned by the Trustees/Directors who are not members of the Eaton Vance Organization in their capacities as Trustees/Directors of each Trust, Corporation and Portfolio as of each Fund’s most recent fiscal year end, and (ii) the compensation earned in their capacities as Trustees/Directors of the registered investment companies advised, administered and/or distributed by Eaton Vance or its affiliates (the “Eaton Vance family of funds”) for the year ended December 31, 2017.

Election of Portfolio Trustees

As described above, each nominee for Trustee/Director of a Fund is also nominated to serve as Trustee of the Fund’s corresponding Portfolio or Portfolios. For those Funds in a “master-feeder structure” that invest in a single Portfolio, each such Fund will vote its interest in its corresponding Portfolio for or against a Portfolio Trustee nominee in the same proportion as the votes received from the Fund’s shareholders. For those Funds that invest in multiple Portfolios, each such Fund will vote its respective interests in its Portfolios for or against a Portfolio Trustee/Director nominee in the same proportion as

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the votes received from the Fund’s shareholders. Each Portfolio’s Board shall be elected by a plurality (the greatest number of affirmative votes).

Voting at the Meeting

Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing each Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees/Directors of the respective Trusts, Corporation and Portfolios, to hold office during the lifetime of each Trust/Corporation and Portfolios, unless terminated earlier as described above.

As of the record date, Eaton Vance and/or its affiliates own and/or have the power to vote (including where a Fund invests in Class I or Institutional Class Shares of another Fund or Funds) shares of certain Funds. Eaton Vance and its affiliates intend to vote such shares in the same proportion as those cast by other shareholders (unless otherwise required by the plan or agreement governing the shares), except in the case of Funds where Eaton Vance and/or its affiliates own 25% or more of the Fund’s outstanding shares as of the record date, as disclosed on Exhibit B. In the case of Funds where Eaton Vance and/or its affiliates own 25% or more of the Fund’s outstanding shares as of the record date, Eaton Vance and its affiliates intend to vote those shares in favor of Proposal 1 as they may already be deemed to control those Funds because of the size of their ownership interest. As disclosed on Exhibit B, in the case of certain Trusts, the favorable vote of Eaton Vance and/or its affiliates will be sufficient to result in the approval of Proposal 1.

Vote Required to Approve Proposal 1

Each Trust’s and the Corporation’s Board shall be elected by a plurality (the greatest number of affirmative votes) of the shares of all series thereof, voted in person or by proxy.

Under a plurality voting standard, the Trustee/Director nominee receiving the greatest number of affirmative votes will be elected for the seat for which he or she has been nominated. Because a single Trustee/Director nominee has been nominated for each seat and is unopposed, assuming the presence of a quorum, each Trustee/Director nominee is expected to be elected to each Board. The Board recommends that the shareholders of each Fund vote to elect each nominee of its respective Trust/Corporation as a Trustee/Director of the Trust/Corporation.

NOTICE TO BANKS AND BROKER/DEALERS

The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements or Notice of Internet Availability of Proxy Materials required to supply owners of shares. Should additional proxy materials be required for beneficial owners, please forward such requests to Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator.

ADDITIONAL INFORMATION

Auditors, Audit Fees and All Other Fees

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Funds and Portfolios. Deloitte is expected to be represented at the Special Joint Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. A list of the Funds and the aggregate audit, audit-related, tax, and other fees billed for services rendered to each Fund by the Fund’s independent registered public accounting firm for the relevant periods are set forth on Exhibit G hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered for the relevant periods to (i) each Fund by the Fund’s independent registered public accounting firm; and

14

(ii) the Eaton Vance Organization by each Fund’s independent registered public accounting firm are also set forth on Exhibit G hereto.

Each Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund’s Audit Committee at least annually. Each Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of each Fund’s independent registered public accounting firm.

Each Fund’s Audit Committee has considered whether the provision by the Fund’s principal accountant of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Funds and Portfolios

The officers of the Funds and Portfolios and length of service are set forth in Exhibits C and D. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of each Fund and each Portfolio will benefit from the advisory fees and/or administration fees paid by a Fund or Portfolio to Eaton Vance or BMR.

Investment Adviser, Administrator and Underwriter

Eaton Vance or BMR serves as investment adviser to each Fund and Portfolio in the Eaton Vance Group of Funds. In addition, where applicable, Eaton Vance serves as administrator and sub-transfer agent to the Funds. The following investment advisers serve as sub-adviser to the Funds noted:

  Atlanta Capital Management Company, LLC a majority owned subsidiary of EVC, serves as sub-adviser to Eaton Vance Atlanta Capital Focused Growth Fund, Eaton Vance Atlanta Capital Select Equity Fund and Eaton Vance Atlanta Capital SMID-Cap Fund.
  Eaton Vance Advisers International Ltd., a majority owned subsidiary of EVC, serve as sub-adviser to Eaton Vance Focused Global Opportunities Fund, Eaton Vance Focused International Opportunities Fund, Eaton Vance Global Income Builder Fund, Eaton Vance Global Small-Cap Equity Fund, Eaton Vance International Small-Cap Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Worldwide Health Sciences Fund, Global Income Builder Portfolio and Worldwide Health Sciences Portfolio.
  BMO Global Asset Management (Asia) Limited, Suite 3808, One Exchange Square, Central, Hong Kong serves as sub-adviser to Eaton Vance Greater China Growth Fund.
  Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282 serves as sub-adviser to Eaton Vance Greater India Fund and Greater India Portfolio.
  Hexavest Inc., 1250 Rene-Levesque West, Suite 4200, Montreal, Province, Quebec, H3B 4W8, serves as sub-adviser to Eaton Vance Hexavest Global Equity Fund and Eaton Vance Hexavest International Equity Fund.
  Oaktree Capital Management, L.P., 333 South Grand Ave., Los Angeles, California 90731, serves as sub-adviser to Eaton Vance Oaktree Diversified Credit NextShares.
15

  Parametric Portfolio Associates LLC, a majority owned subsidiary of EVC, serve as sub-adviser to certain Funds with “Parametric” in the name, as well as MSAR Completion Portfolio and Tax-Managed International Equity Portfolio.
  Richard Bernstein Advisors LLC, Tower 45, 120 West 45th Street, 19th Floor, New York, NY 10036, serves as sub-adviser to Eaton Vance Richard Bernstein All Asset Strategy Fund and Eaton Vance Richard Bernstein Equity Strategy Fund.

EVD acts as the principal underwriter for all Funds and as placement agent for all the Portfolios. The business address of Eaton Vance, BMR, EVAIL, EVD, Atlanta Capital Management Company, LLC and Parametric Portfolio Associates LLC is Two International Place, Boston, MA 02110.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this proxy statement and enclosures and the costs of soliciting proxies on behalf of each Trust’s and the Corporation’s Board will be paid by the Funds (except as noted below). Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust/Corporation, by personnel of Eaton Vance, by the Funds’ transfer agent, BNY Mellon Asset Servicing (“BNY”) (or State Street Bank and Trust Company (“State Street”) in the case of Eaton Vance Variable Trust), by broker-dealer firms or by a professional solicitation organization. The Funds have retained Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies, for which the Funds will pay an estimated fee of approximately $10,000, including out-of-pocket expenses, to be allocated to the Fund(s) for which the solicitation efforts were made. Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund’s officers, by Eaton Vance personnel, by the transfer agent, BNY (or State Street in the case of Eaton Vance Variable Trust), by broker-dealer firms or by Broadridge Financial Solutions, Inc., in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by the Funds. A written proxy may be delivered to a Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total aggregate proxy costs for all the Trusts/Corporation are estimated to be approximately $2.7 million. Such costs will be paid by the Funds pro rata based on the number of shareholder accounts. Eaton Vance is expected to bear a portion of the proxy costs for certain Funds pursuant to expense reimbursement agreements with such Funds.

Shareholders may also choose to give their proxy votes by telephone using automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card or Notice of Internet Availability of Proxy Materials for details. A Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes over the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting in person.

All proxy cards solicited by each Trust’s and the Corporation’s Board that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. With respect

16

to Fund shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of that Fund for which instructions were received. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non votes will assist a Fund in obtaining a quorum, but will have no effect on the outcome of the Proposal. The Trusts/Corporation may also request that selected brokers and nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.

Under the By-laws of each of the Trusts/Corporation, a quorum requires the presence, in person or by proxy, of at least one-third (1/3) of the outstanding shares of that Trust/Corporation. If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Trusts/Corporation in favor of Proposal 1 set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Trust/Corporation present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Abstentions and broker non-votes will not be treated as shares voted on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

Shareholder Proposals

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, Two International Place, Boston, MA 02110. Proposals must be received a reasonable time in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the Meeting. The Funds do not conduct annual meetings.

Householding

One Proxy Statement may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement by calling 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time) or writing to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110.

August 8, 2018

17

Exhibit A

The outstanding shares of beneficial interest of each Fund may consist of Advisers Class, Class A, Class B, Class C, Class I, Class R, Class R6, Institutional Class or Investor Class shares as indicated below.

Fund Name and Classes (if applicable)	No. of Shares Outstanding on July 17, 2018

Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund (Classes A, C and I)	2,713,046.997
Eaton Vance Atlanta Capital Select Equity Fund (Classes A, C, I and R6)	16,690,469.813
Eaton Vance Atlanta Capital SMID-Cap Fund (Classes A, C, I, R and R6)	351,180,309.069
Eaton Vance Focused Global Opportunities Fund (Class I)	378,666.759
Eaton Vance Focused Growth Opportunities Fund (Classes A, C and I)	10,172,123.794
Eaton Vance Focused International Opportunities Fund (Class I)	362,141.677
Eaton Vance Focused Value Opportunities Fund (Classes A, C and I)	4,326,985.811
Eaton Vance Greater China Growth Fund (Classes A, C and I)	3,997,143.705
Eaton Vance Hexavest Global Equity Fund (Classes A, C and I)	6,699,478.591
Eaton Vance Hexavest International Equity Fund (Classes A and I)	656,205.478
Eaton Vance International Small-Cap Fund (Classes A and I)	2,843,015.680
Eaton Vance Richard Bernstein All Asset Strategy Fund (Classes A, C and I)	51,291,929.448
Eaton Vance Richard Bernstein Equity Strategy Fund (Classes A, C and I)	58,585,971.794
Eaton Vance Worldwide Health Sciences Fund (Classes A, B, C, I and R)	91,940,669.946

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund (Classes A and I)	52,452,002.300
Eaton Vance National Limited Maturity Municipal Income Fund (Classes A, C and I)	56,539,672.840
Eaton Vance New York Municipal Opportunities Fund (Classes A, C and I)	7,865,273.368
Eaton Vance Short Duration Municipal Opportunities Fund (Classes A, C and I)	19,354,343.827

Eaton Vance Municipals Trust
Eaton Vance Arizona Municipal Income Fund (Classes A, C and I)	5,463,839.042
Eaton Vance California Municipal Income Fund (Classes A, C and I)	24,509,701.355
Eaton Vance Connecticut Municipal Income Fund (Classes A, C and I)	7,373,046.961
Eaton Vance Georgia Municipal Income Fund (Classes A, C and I)	9,009,851.009
Eaton Vance Maryland Municipal Income Fund (Classes A, C and I)	6,445,455.411
Eaton Vance Massachusetts Municipal Income Fund (Classes A, C and I)	17,000,913.541
Eaton Vance Minnesota Municipal Income Fund (Classes A, C and I)	15,050,910.241
Eaton Vance Missouri Municipal Income Fund (Classes A, C and I)	7,014,601.285
Eaton Vance Municipal Opportunities Fund (Classes A, C and I)	84,407,843.515
Eaton Vance National Municipal Income Fund (Classes A, B, C and I)	264,992,419.507
Eaton Vance New Jersey Municipal Income Fund (Classes A, C and I)	15,928,289.600
Eaton Vance New York Municipal Income Fund (Classes A, C and I)	41,006,631.054
Eaton Vance North Carolina Municipal Income Fund (Classes A, C and I)	13,409,421.175
Eaton Vance Ohio Municipal Income Fund (Classes A, C and I)	17,711,150.875
Eaton Vance Oregon Municipal Income Fund (Classes A, C and I)	12,595,684.294
Eaton Vance Pennsylvania Municipal Income Fund (Classes A, C and I)	21,403,292.754
Eaton Vance South Carolina Municipal Income Fund (Classes A, C and I)	13,120,193.553
Eaton Vance Virginia Municipal Income Fund (Classes A, C and I)	8,597,916.040

A-1

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund (Classes A, B, C and I)	128,480,683.142
Eaton Vance TABS Intermediate-Term Municipal Bond Fund (Classes A, C and I)	40,073,874.133
Eaton Vance TABS Short-Term Municipal Bond Fund (Classes A, C and I)	33,891,261.089
Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund (Classes A, C and I)	5,795,119.587
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (Classes A, C and I)	54,596,656.314
Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (Classes A, C and I)	850,767.401

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund (Classes A, C and I)	33,200,696.324
Eaton Vance Core Plus Bond Fund (Classes A, C and I)	15,910,381.722
Eaton Vance Diversified Currency Income Fund (Classes A, C and I)	11,865,382.967
Eaton Vance Emerging and Frontier Countries Equity Fund (Classes A and I)	15,793,949.226
Eaton Vance Emerging Markets Debt Fund (Class I)	800,000.000
Eaton Vance Emerging Markets Local Income Fund (Classes A, C and I)	126,081,927.631
Eaton Vance Floating-Rate Advantage Fund (Advisers Class, Classes A, B, C, and I)	874,849,024.009
Eaton Vance Floating-Rate Fund (Advisers Class, Classes A, B, C, I and R6)	1,028,749,116.627
Eaton Vance Floating-Rate & High Income Fund (Advisers Class, Classes A, B, C, I and R6)	205,841,399.410
Eaton Vance Global Income Builder Fund (Classes A, C, I and R)	37,707,585.351
Eaton Vance Global Macro Absolute Return Advantage Fund (Classes A, C, I, R and R6)	465,397,640.019
Eaton Vance Global Macro Absolute Return Fund (Classes A, C, I, R and R6)	605,052,851.955
Eaton Vance Global Small-Cap Equity Fund (Classes A, C and I)	3,157,761.560
Eaton Vance Government Opportunities Fund (Classes A, B, C, I and R)	50,905,221.150
Eaton Vance High Income Opportunities Fund (Classes A, B, C and I)	258,529,048.263
Eaton Vance Multi-Strategy Absolute Return Fund (Classes A, C and I)	7,156,398.993
Eaton Vance Multi-Strategy All Market Fund (Classes A, C and I)	1,493,029.012
Eaton Vance Short Duration Government Income Fund (Classes A, C and I)	119,027,756.857
Eaton Vance Short Duration High Income Fund (Classes A and I)	4,278,972.664
Eaton Vance Short Duration Strategic Income Fund (Classes A, B, C, I and R)	312,663,715.877
Eaton Vance Stock Fund (Classes A, C and I)	5,387,490.590
Eaton Vance Tax-Managed Equity Asset Allocation Fund (Classes A, B, C and I)	24,378,230.817
Eaton Vance Tax-Managed Global Dividend Income Fund (Classes A, B, C and I)	58,379,351.646
Eaton Vance Tax-Managed Growth Fund 1.1 (Classes A, B, C and I)	31,327,936.507
Eaton Vance Tax-Managed Growth Fund 1.2 (Classes A, B, C and I)	33,602,835.891
Eaton Vance Tax-Managed Multi-Cap Growth Fund (Classes A and C)	3,174,586.494
Eaton Vance Tax-Managed Small-Cap Fund (Classes A, C and I)	4,763,469.691
Eaton Vance Tax-Managed Value Fund (Classes A, C and I)	22,388,897.764
Parametric Commodity Strategy Fund (Investor Class and Institutional Class)	58,543,271.832
Parametric Dividend Income Fund (Investor Class and Institutional Class)	3,271,240.668
Parametric Emerging Markets Fund (Class C, Class R6, Investor Class and Institutional Class)	152,420,758.786
Parametric International Equity Fund (Class R, Class R6, Investor Class and Institutional Class)	17,394,413.823
Parametric Tax-Managed International Equity Fund (Class C, Investor Class and Institutional Class)	3,424,859.044
Parametric Volatility Risk Premium - Defensive Fund (Institutional Class)	30,089,090.477

Eaton Vance Series Fund, Inc.
Eaton Vance Emerging Markets Debt Opportunities Fund (Classes A, I and R6)	12,229,319.731

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	819,685.797

A-2

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston (Classes A, B, C, I, R and R6)	875,544,951.029
Parametric Tax-Managed Emerging Markets Fund (Institutional Class)	66,877,740.298

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund (Classes A, B, C, I, R and R6)	89,655,172.269
Eaton Vance Commodity Strategy Fund (Classes A, C and I)	3,880,157.925
Eaton Vance Core Bond Fund (Classes A and I)	17,684,455.408
Eaton Vance Dividend Builder Fund (Classes A, C, and I)	64,190,919.758
Eaton Vance Greater India Fund (Classes A, B, C and I)	7,185,183.794
Eaton Vance Growth Fund (Classes A, C, I and R)	12,281,101.624
Eaton Vance Hedged Stock Fund (Classes A, C and I)	3,829,100.229
Eaton Vance Large-Cap Value Fund (Classes A, C, I, R and R6)	99,160,223.761
Eaton Vance Multisector Income Fund (Classes A, C, I, R and R6)	41,834,653.595
Eaton Vance Real Estate Fund (Classes A and I)	3,995,075.092
Eaton Vance Short Duration Inflation-Protected Income Fund (Classes A, C and I)	35,281,442.635
Eaton Vance Small-Cap Fund (Classes A, C, I and R)	5,542,803.550
Eaton Vance Special Equities Fund (Classes A, C and I)	1,952,078.707
Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund (Classes A and I)	1,173,941.955

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	77,229,127.134

Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	600,000.000
Eaton Vance Stock NextShares	950,000.000

Eaton Vance NextShares Trust II
Eaton Vance Floating-Rate NextShares	525,000.000
Eaton Vance Oaktree Diversified Credit NextShares	5,125,000.000
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	700,000.000

A-3

Exhibit B

As of July 17, 2018, the following record owners of the specified Fund and class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares and as to which such record owners may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Beneficial share ownership by a Fund Trustee/Director or officer, as the case may be, is noted.

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Growth Trust

Eaton Vance Atlanta Capital Focused Growth Fund

Class A
	National Financial Services LLC	Jersey City, NJ	308,863	17.50%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	165,255	9.36%
	UBS WM USA	Weehawken, NJ	124,993	7.08%
	Wells Fargo Clearing Services LLC	St. Louis, MO	107,110	6.06%
	Pershing LLC	Jersey City, NJ	103,503	5.86%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	47,247	21.05%
	Raymond James	St. Petersburg, FL	25,180	11.22%
	LPL Financial	San Diego, CA	18,783	8.37%
	RBC Capital Markets LLC	Minneapolis, MN	18,002	8.02%
	Morgan Stanley Smith Barney	Jersey City, NJ	17,442	7.77%
	Pershing LLC	Jersey City, NJ	14,995	6.68%
	National Financial Services LLC	Jersey City, NJ	13,559	6.04%
	American Enterprise Investment Services	Minneapolis, MN	13,098	5.83%
	JP Morgan Securities LLC	Brooklyn, NY	12,256	5.46%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	133,752	18.48%
	UBS WM USA	Weehawken, NJ	133,694	18.47%
	RBC Capital Markets LLC	Minneapolis, MN	110,848	15.31%
	LPL Financial	San Diego, CA	58,717	8.11%
	National Financial Services LLC	Jersey City, NJ	50,325	6.95%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	40,739	5.62%

Eaton Vance Atlanta Capital Select Equity Fund

Class A
	Raymond James	St. Petersburg, FL	411,040	14.68%
	LPL Financial	San Diego, CA	387,017	13.82%
	National Financial Services LLC	Jersey City, NJ	367,843	13.13%
	TD Ameritrade	Omaha, NE	362,341	12.94%
	Wells Fargo Clearing Services LLC	St. Louis, MO	199,476	7.12%
	Pershing LLC	Jersey City, NJ	199,954	7.14%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	186,775	6.67%
	Morgan Stanley Smith Barney	Jersey City, NJ	152,196	5.43%
Class C
	Raymond James	St. Petersburg, FL	170,473	15.52%
	Morgan Stanley Smith Barney	Jersey City, NJ	144,487	13.15%
	American Enterprise Investment Services	Minneapolis, MN	134,166	12.21%
	Wells Fargo Clearing Services LLC	St. Louis, MO	134,166	10.35%
	Pershing LLC	Jersey City, NJ	95,698	8.71%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	92,633	8.43%
	LPL Financial	San Diego, CA	66,001	6.00%
	National Financial Services LLC	Jersey City, NJ	63,645	5.79%
	UBS WM USA	Weehawken, NJ	55,596	5.06%
Class I
	Raymond James	St. Petersburg, FL	4,277,282	34.89%
	National Financial Services LLC	Jersey City, NJ	1,602,693	13.07%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,537,953	12.54%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,273,293	10.38%
	LPL Financial	San Diego, CA	1,024,375	8.35%
	Pershing LLC	Jersey City, NJ	821,665	6.70%
Class R6
	Charles Schwab & Co., Inc.	San Francisco, CA	534,120	99.89%

B-1

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Atlanta Capital SMID-Cap Fund

Class A
	National Financial Services LLC	Jersey City, NJ	7,185,383	11.96%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7,049,039	11.73%
	Charles Schwab & Co., Inc.	San Francisco, CA	3,219,049	5.35%
	Raymond James	St. Petersburg, FL	3,066,514	5.10%
Class C
	Raymond James	St. Petersburg, FL	1,980,867	25.25%
	UBS WM USA	Weehawken, NJ	1,094,812	13.95%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	771,080	9.83%
	Wells Fargo Clearing Services LLC	St. Louis, MO	636,117	8.10%
	Morgan Stanley Smith Barney	Jersey City, NJ	557,276	7.10%
	Pershing LLC	Jersey City, NJ	498,003	6.34%
	American Enterprise Investment Services	Minneapolis, MN	460,764	5.87%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	24,751,048	12.52%
	National Financial Services LLC	Jersey City, NJ	19,087,549	9.66%
	Edward D. Jones & Co.	St. Louis, MO	16,563,134	8.38%
	Wells Fargo Clearing Services LLC	St. Louis, MO	14,697,339	7.43%
	Charles Schwab & Co., Inc.	San Francisco, CA	11,323,830	5.73%
	SEI Private Trust Company	Oaks, PA	11,334,214	5.73%
	UBS WM USA	Weehawken, NJ	10,727,086	5.42%
	Raymond James	St. Petersburg, FL	10,072,304	5.09%
	LPL Financial	San Diego, CA	10,030,629	5.07%
Class R
	Voya Institutional Trust Company	Windsor, CT	5,382,197	31.02%
	Sammons Financial Network LLC	West Des Moines, IA	3,576,674	20.61%
	Hartford Life Insurance Company	Windsor, CT	1,294,282	7.46%
	Voya Retirement Insurance and Annuity Company	Windsor, CT	1,291,441	7.44%
	DCGT	Des Moines, IA	1,084,288	6.25%
Class R6
	National Financial Services LLC	Jersey City, NJ	23,242,570	34.01%
	Voya Retirement Insurance and Annuity Company	Windsor, CT	5,645,052	8.26%
	Vanguard Fiduciary Trust Company	Wayne, PA	4,610,452	6.74%
	DCGT	Des Moines, IA	3,985,311	5.83%

Eaton Vance Focused Global Opportunities Fund

Class I
	Eaton Vance Management*	Boston, MA	365,911	96.63%

Eaton Vance Focused Growth Opportunities Fund

Class A
	National Financial Services LLC	Jersey City, NJ	401,282	22.82%
	LPL Financial	San Diego, CA	292,791	16.65%
	Pershing LLC	Jersey City, NJ	192,546	10.95%
	American Enterprise Investment Services	Minneapolis, MN	161,762	9.20%
	UBS WM USA	Weehawken, NJ	116,231	6.61%
Class C
	Raymond James	St. Petersburg, FL	205,166	22.81%
	American Enterprise Investment Services	Minneapolis, MN	181,062	20.13%
	Pershing LLC	Jersey City, NJ	108,421	12.05%
	LPL Financial	San Diego, CA	97,836	10.87%
	National Financial Services LLC	Jersey City, NJ	80,862	8.99%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	57,662	6.41%
Class I
	US Charitable Gift Trust Donor Advised Fund - Growth Fund	Boston, MA	1,249,604	16.62%
	American Enterprise Investment Services	Minneapolis, MN	1,183,304	15.74%
	LPL Financial	San Diego, CA	1,179,853	15.70%
	Charles Schwab & Co., Inc.	San Francisco, CA	766,890	10.20%
	Raymond James	St. Petersburg, FL	695,251	9.25%
	National Financial Services LLC	Jersey City, NJ	491,338	6.53%
	US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	479,455	6.38%

Eaton Vance Focused International Opportunities Fund

Class I
	Eaton Vance Management*	Boston, MA	361,015	99.68%

B-2

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Focused Value Opportunities Fund

Class A
	National Financial Services LLC	Jersey City, NJ	181,649	41.71%
	Pershing LLC	Jersey City, NJ	65,117	14.95%
	Wells Fargo Clearing Services LLC	St. Louis, MO	48,434	11.12%
	TD Ameritrade	Omaha, NE	23,261	5.34%
	Raymond James	St. Petersburg, FL	23,322	5.35%
	Edward D. Jones & Co.	St. Louis, MO	22,277	5.11%
Class C
	Pershing LLC	Jersey City, NJ	20,519	30.28%
	Raymond James	St. Petersburg, FL	15,659	23.10%
	Morgan Stanley Smith Barney	Jersey City, NJ	8,565	12.63%
	National Financial Services LLC	Jersey City, NJ	6,407	9.45%
	American Enterprise Investment Services	Minneapolis, MN	3,567	5.26%
Class I
	US Charitable Gift Trust Donor Advised Fund - Growth Fund	Boston, MA	1,801,658	47.11%
	US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	770,133	20.14%
	EVTC Collective Investment Trust FBO EMP Benefit Plans Moderate Fund**	Boston, MA	498,624	13.04%
	Charles Schwab & Co., Inc.	San Francisco, CA	316,928	8.28%

Eaton Vance Greater China Growth Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	383,467	12.51%
	Morgan Stanley Smith Barney	Jersey City, NJ	350,123	11.42%
	National Financial Services LLC	Jersey City, NJ	316,853	10.33%
	Pershing LLC	Jersey City, NJ	289,608	9.44%
	Wells Fargo Clearing Services LLC	St. Louis, MO	264,104	8.61%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	92,512	17.57%
	Pershing LLC	Jersey City, NJ	82,873	15.73%
	Wells Fargo Clearing Services LLC	St. Louis, MO	73,455	13.95%
	National Financial Services LLC	Jersey City, NJ	47,610	9.04%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	44,090	8.37%
Class I
	UBS WM USA	Weehawken, NJ	115,775	28.51%
	Morgan Stanley Smith Barney	Jersey City, NJ	74,017	18.23%
	American Enterprise Investment Services	Minneapolis, MN	41,744	10.28%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	38,997	9.60%
	Pershing LLC	Jersey City, NJ	25,237	6.21%
	Wells Fargo Clearing Services LLC	St. Louis, MO	22,983	5.66%
	National Financial Services LLC	Jersey City, NJ	21,619	5.32%

Eaton Vance Hexavest Global Equity Fund

Class A
	National Financial Services LLC	Jersey City, NJ	305,173	32.22%
	LPL Financial	San Diego, CA	285,246	30.12%
	Pershing LLC	Jersey City, NJ	81,953	8.65%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	77,497	8.18%
	American Enterprise Investment Services	Minneapolis, MN	48,616	5.13%
Class C
	Raymond James	St. Petersburg, FL	213,693	90.05%
Class I
	US Charitable Gift Trust Donor Advised Fund - Growth Fund	Boston, MA	1,048,516	19.01%
	US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	1,045,736	18.96%
	LPL Financial	San Diego, CA	841,292	15.25%
	EVTC Collective Investment Trust FBO EMP Benefit Plans Moderate Fund **	Boston, MA	678,307	12.29%
	Charles Schwab & Co., Inc.	San Francisco, CA	458,785	8.31%
	Wells Fargo Clearing Services LLC	St. Louis, MO	450,938	8.17%

Eaton Vance Hexavest International Equity Fund

Class A
	American Enterprise Investment Services	Minneapolis, MN	22,901	23.52%
	LPL Financial	San Diego, CA	18,944	19.46%
	Pershing LLC	Jersey City, NJ	18,882	19.40%
	National Financial Services LLC	Jersey City, NJ	12,793	13.14%
	Charles Schwab & Co., Inc.	San Francisco, CA	6,607	6.78%
	Edward D. Jones & Co.	St. Louis, MO	5,483	5.63%

B-3

		Address	Amount of Securities Owned	Percentage Owned
Class I
	Eaton Vance Management*	Boston, MA	499,000	89.28%
	National Financial Services LLC	Jersey City, NJ	34,748	6.21%

Eaton Vance International Small-Cap Fund

Class A
	LPL Financial	San Diego, CA	97,977	44.41%
	National Financial Services LLC	Jersey City, NJ	72,363	32.80%
	Pershing LLC	Jersey City, NJ	32,617	14.78%
Class I
	Eaton Vance Management*	Boston, MA	1,060,181	40.42%
	US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	495,474	18.89%
	US Charitable Gift Trust Donor Advised Fund - Growth Fund	Boston, MA	414,100	15.79%
	EVTC Collective Investment Trust FBO EMP Benefit Plans Moderate Fund**	Boston, MA	324,817	12.38%

Eaton Vance Richard Bernstein All Asset Strategy Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,322,161	21.37%
	Raymond James	St. Petersburg, FL	662,045	10.70%
	National Financial Services LLC	Jersey City, NJ	559,454	9.04%
	American Enterprise Investment Services	Minneapolis, MN	494,814	8.00%
	Morgan Stanley Smith Barney	Jersey City, NJ	486,361	7.86%
	UBS WM USA	Weehawken, NJ	440,911	7.12%
	LPL Financial	San Diego, CA	383,087	6.19%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,172,085	33.36%
	UBS WM USA	Weehawken, NJ	1,259,448	13.24%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,154,921	12.14%
	American Enterprise Investment Services	Minneapolis, MN	845,479	8.89%
	National Financial Services LLC	Jersey City, NJ	617,766	6.49%
	Raymond James	St. Petersburg, FL	596,004	6.26%
	Pershing LLC	Jersey City, NJ	579,873	6.09%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	14,408,025	40.47%
	UBS WM USA	Weehawken, NJ	7,628,035	21.42%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,033,643	11.33%
	American Enterprise Investment Services	Minneapolis, MN	2,353,501	6.61%

Eaton Vance Richard Bernstein Equity Strategy Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,860,929	34.41%
	UBS WM USA	Weehawken, NJ	767,571	9.23%
	Morgan Stanley Smith Barney	Jersey City, NJ	729,589	8.77%
	Raymond James	St. Petersburg, FL	638,661	7.68%
	Pershing LLC	Jersey City, NJ	548,195	6.59%
	Wells Fargo Clearing Services LLC	St. Louis, MO	504,615	6.07%
	National Financial Services LLC	Jersey City, NJ	471,799	5.67%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,082,041	43.02%
	Morgan Stanley Smith Barney	Jersey City, NJ	909,024	9.58%
	American Enterprise Investment Services	Minneapolis, MN	812,590	8.56%
	UBS WM USA	Weehawken, NJ	706,097	7.44%
	Pershing LLC	Jersey City, NJ	708,167	7.46%
	Wells Fargo Clearing Services LLC	St. Louis, MO	658,946	6.94%
	Raymond James	St. Petersburg, FL	656,872	6.92%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	17,453,972	42.79%
	Morgan Stanley Smith Barney	Jersey City, NJ	7,115,712	17.44%
	UBS WM USA	Weehawken, NJ	3,394,799	8.32%
	National Financial Services LLC	Jersey City, NJ	3,039,491	7.45%
	Raymond James	St. Petersburg, FL	2,574,632	6.31%

Eaton Vance Worldwide Health Sciences Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6,216,483	10.76%
	National Financial Services LLC	Jersey City, NJ	5,733,645	9.93%
	Wells Fargo Clearing Services LLC	St. Louis, MO	5,468,434	9.47%
	Pershing LLC	Jersey City, NJ	4,721,347	8.17%
	Raymond James	St. Petersburg, FL	3,513,716	6.08%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,909,010	5.03%

B-4

		Address	Amount of Securities Owned	Percentage Owned
Class B
	American Enterprise Investment Services	Minneapolis, MN	110,291	37.14%
	National Financial Services LLC	Jersey City, NJ	50,015	16.84%
	Pershing LLC	Jersey City, NJ	28,384	9.55%
	Wells Fargo Clearing Services LLC	St. Louis, MO	23,658	7.96%
Class C
	Pershing LLC	Jersey City, NJ	2,015,524	13.01%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,007,359	12.96%
	Raymond James	St. Petersburg, FL	1,854,695	11.97%
	National Financial Services LLC	Jersey City, NJ	1,652,919	10.67%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,473,670	9.51%
	UBS WM USA	Weehawken, NJ	1,404,242	9.06%
	LPL Financial	San Diego, CA	982,330	6.34%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,012,996	22.43%
	American Enterprise Investment Services	Minneapolis, MN	1,427,165	10.62%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,317,435	9.80%
	National Financial Services LLC	Jersey City, NJ	1,163,605	8.66%
	UBS WM USA	Weehawken, NJ	1,162,209	8.65%
	Raymond James	St. Petersburg, FL	916,028	6.82%
	Morgan Stanley Smith Barney	Jersey City, NJ	909,519	6.77%
	LPL Financial	San Diego, CA	799,026	5.94%
	Pershing LLC	Jersey City, NJ	673,157	5.01%
Class R
	Sammons Financial Network LLC	West Des Moines, IA	3,089,945	61.89%
	Hartford Life Insurance Company	Windsor, CT	999,642	20.02%

Eaton Vance Investment Trust

Eaton Vance Floating-Rate Municipal Income Fund

Class A
	RBC Capital Markets LLC	Minneapolis, MN	4,593,258	24.32%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,055,324	21.47%
	National Financial Services LLC	Jersey City, NJ	2,982,231	15.79%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,680,781	8.90%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,256,633	6.65%
	Raymond James	St. Petersburg, FL	1,254,016	6.64%
	UBS WM USA	Weehawken, NJ	982,752	5.20%
Class I
	National Financial Services LLC	Jersey City, NJ	7,805,377	23.24%
	UBS WM USA	Weehawken, NJ	6,274,008	18.68%
	Charles Schwab & Co., Inc.	San Francisco, CA	5,897,176	17.56%
	American Enterprise Investment Services	Minneapolis, MN	2,968,577	8.84%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,268,453	6.75%
	SEI Private Trust Company	Oaks, PA	1,779,003	5.29%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,713,208	5.10%

Eaton Vance National Limited Maturity Municipal Income Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,186,578	16.81%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,457,743	12.97%
	National Financial Services LLC	Jersey City, NJ	2,125,076	11.21%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,504,519	7.94%
	UBS WM USA	Weehawken, NJ	1,434,357	7.57%
	Pershing LLC	Jersey City, NJ	1,339,188	7.06%
	Raymond James	St. Petersburg, FL	1,128,882	5.95%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,256,978	17.26%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,057,297	14.52%
	Morgan Stanley Smith Barney	Jersey City, NJ	780,025	10.71%
	National Financial Services LLC	Jersey City, NJ	558,271	7.66%
	American Enterprise Investment Services	Minneapolis, MN	556,548	7.64%
	LPL Financial	San Diego, CA	558,698	7.67%
	Raymond James	St. Petersburg, FL	516,563	7.09%
	Pershing LLC	Jersey City, NJ	388,118	5.33%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	21,422,552	70.66%
	LPL Financial	San Diego, CA	2,026,430	6.68%

B-5

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance New York Municipal Opportunities Fund

Class A
	Pershing LLC	Jersey City, NJ	1,286,223	28.57%
	Morgan Stanley Smith Barney	Jersey City, NJ	785,130	17.44%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	575,951	12.79%
	Wells Fargo Clearing Services LLC	St. Louis, MO	344,282	7.64%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	385,558	23.05%
	Wells Fargo Clearing Services LLC	St. Louis, MO	265,759	15.89%
	Morgan Stanley Smith Barney	Jersey City, NJ	249,704	14.93%
	Pershing LLC	Jersey City, NJ	208,344	12.45%
	Raymond James	St. Petersburg, FL	160,121	9.57%
	UBS WM USA	Weehawken, NJ	92,124	5.50%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	726,274	42.93%
	LPL Financial	San Diego, CA	339,464	20.06%
	National Financial Services LLC	Jersey City, NJ	144,661	8.55%
	American Enterprise Investment Services	Minneapolis, MN	115,833	6.84%
	Morgan Stanley Smith Barney	Jersey City, NJ	108,164	6.39%

Eaton Vance Short Duration Municipal Opportunities Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	843,417	17.49%
	Wells Fargo Clearing Services LLC	St. Louis, MO	744,708	15.44%
	Morgan Stanley Smith Barney	Jersey City, NJ	522,598	10.83%
	American Enterprise Investment Services	Minneapolis, MN	418,653	8.68%
	National Financial Services LLC	Jersey City, NJ	360,982	7.48%
	Charles Schwab & Co., Inc.	San Francisco, CA	296,456	6.14%
	Charles Schwab & Co., Inc.	San Francisco, CA	290,267	6.01%
	Pershing LLC	Jersey City, NJ	250,867	5.20%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	626,319	31.27%
	Morgan Stanley Smith Barney	Jersey City, NJ	226,067	11.28%
	American Enterprise Investment Services	Minneapolis, MN	199,348	9.95%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	193,847	9.67%
	UBS WM USA	Weehawken, NJ	158,342	7.90%
	National Financial Services LLC	Jersey City, NJ	138,119	6.89%
	Pershing LLC	Jersey City, NJ	112,056	5.59%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,921,653	15.33%
	National Financial Services LLC	Jersey City, NJ	1,902,481	15.18%
	LPL Financial	San Diego, CA	1,717,596	13.70%
	American Enterprise Investment Services	Minneapolis, MN	1,707,487	13.62%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,600,750	12.77%
	Charles Schwab & Co., Inc.	San Francisco, CA	797,982	6.36%
	UBS WM USA	Weehawken, NJ	788,687	6.29%
	Morgan Stanley Smith Barney	Jersey City, NJ	744,052	5.93%
	Raymond James	St. Petersburg, FL	720,067	5.74%

Eaton Vance Municipals Trust

Eaton Vance Arizona Municipal Income Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	793,614	22.10%
	Edward D. Jones & Co.	St. Louis, MO	283,051	7.88%
	Pershing LLC	Jersey City, NJ	274,779	7.65%
	American Enterprise Investment Services	Minneapolis, MN	254,374	7.08%
	Morgan Stanley Smith Barney	Jersey City, NJ	253,133	7.05%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	245,895	6.84%
	UBS WM USA	Weehawken, NJ	208,080	5.79%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	200,015	42.06%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	55,322	11.63%
	American Enterprise Investment Services	Minneapolis, MN	47,383	9.96%
	UBS WM USA	Weehawken, NJ	36,050	7.58%
	LPL Financial	San Diego, CA	32,537	6.84%
	RBC Capital Markets LLC	Minneapolis, MN	29,360	6.17%

B-6

		Address	Amount of Securities Owned	Percentage Owned
Class I
	American Enterprise Investment Services	Minneapolis, MN	343,207	24.54%
	RBC Capital Markets LLC	Minneapolis, MN	310,838	22.22%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	184,576	13.19%
	Wells Fargo Clearing Services LLC	St. Louis, MO	99,959	7.14%
	LPL Financial	San Diego, CA	93,839	6.71%
	Morgan Stanley Smith Barney	Jersey City, NJ	81,773	5.84%
	National Financial Services LLC	Jersey City, NJ	80,533	5.75%

Eaton Vance California Municipal Opportunities Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,461,804	22.56%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,680,062	15.39%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,283,233	11.76%
	UBS WM USA	Weehawken, NJ	757,503	6.94%
	Pershing LLC	Jersey City, NJ	607,042	5.56%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	667,826	25.59%
	Morgan Stanley Smith Barney	Jersey City, NJ	581,252	22.27%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	338,518	12.97%
	Charles Schwab & Co., Inc.	San Francisco, CA	203,437	7.79%
	Pershing LLC	Jersey City, NJ	136,921	5.24%
Class I
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,982,654	18.03%
	TD Ameritrade	Omaha, NE	1,663,721	15.13%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,395,244	12.69%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,312,980	11.94%
	LPL Financial	San Diego, CA	1,253,628	11.40%
	UBS WM USA	Weehawken, NJ	1,180,865	10.74%
	Charles Schwab & Co., Inc.	San Francisco, CA	618,857	5.63%

Eaton Vance Connecticut Municipal Income Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	831,213	15.05%
	Pershing LLC	Jersey City, NJ	803,068	14.54%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	624,926	11.31%
	UBS WM USA	Weehawken, NJ	347,477	6.29%
	National Financial Services LLC	Jersey City, NJ	340,865	6.17%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	112,042	23.69%
	Wells Fargo Clearing Services LLC	St. Louis, MO	65,500	13.84%
	LPL Financial	San Diego, CA	63,904	13.51%
	Pershing LLC	Jersey City, NJ	46,281	9.78%
	National Financial Services LLC	Jersey City, NJ	37,148	7.85%
	UBS WM USA	Weehawken, NJ	32,381	6.84%
	Morgan Stanley Smith Barney	Jersey City, NJ	24,302	5.13%
Class I
	Pershing LLC	Jersey City, NJ	403,274	29.26%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	236,444	17.15%
	National Financial Services LLC	Jersey City, NJ	159,951	11.60%
	American Enterprise Investment Services	Minneapolis, MN	117,903	8.55%
	LPL Financial	San Diego, CA	91,328	6.62%
	Morgan Stanley Smith Barney	Jersey City, NJ	76,926	5.58%

Eaton Vance Georgia Municipal Income Fund

Class A
	LPL Financial	San Diego, CA	769,962	17.51%
	National Financial Services LLC	Jersey City, NJ	643,118	14.62%
	Wells Fargo Clearing Services LLC	St. Louis, MO	586,030	13.32%
	Edward D. Jones & Co.	St. Louis, MO	457,133	10.39%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	326,728	7.43%
	Morgan Stanley Smith Barney	Jersey City, NJ	260,256	5.91%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	163,074	21.40%
	UBS WM USA	Weehawken, NJ	112,668	14.78%
	Morgan Stanley Smith Barney	Jersey City, NJ	107,091	14.05%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	98,850	12.97%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	89,622	11.76%
	National Financial Services LLC	Jersey City, NJ	62,078	8.14%
	Raymond James	St. Petersburg, FL	53,584	7.03%

B-7

		Address	Amount of Securities Owned	Percentage Owned
Class I
	Maril & Co.	Green Bay, WI	1,124,567	29.19%
	Pershing LLC	Jersey City, NJ	562,667	14.60%
	Wells Fargo Clearing Services LLC	St. Louis, MO	555,542	14.42%
	National Financial Services LLC	Jersey City, NJ	351,625	9.13%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	294,886	7.65%
	UBS WM USA	Weehawken, NJ	194,394	5.04%

Eaton Vance Maryland Municipal Income Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	774,687	18.58%
	Morgan Stanley Smith Barney	Jersey City, NJ	524,417	12.58%
	Wells Fargo Clearing Services LLC	St. Louis, MO	462,099	11.08%
	National Financial Services LLC	Jersey City, NJ	428,240	10.27%
	UBS WM USA	Weehawken, NJ	261,180	6.26%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	286,285	20.28%
	Wells Fargo Clearing Services LLC	St. Louis, MO	242,393	17.17%
	National Financial Services LLC	Jersey City, NJ	195,934	13.88%
	Charles Schwab & Co., Inc.	San Francisco, CA	175,741	12.45%
	Morgan Stanley Smith Barney	Jersey City, NJ	155,565	11.02%
	UBS WM USA	Weehawken, NJ	121,220	8.58%
	Pershing LLC	Jersey City, NJ	91,742	6.50%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	203,383	23.49%
	Morgan Stanley Smith Barney	Jersey City, NJ	132,158	15.26%
	National Financial Services LLC	Jersey City, NJ	91,115	10.52%
	Wells Fargo Clearing Services LLC	St. Louis, MO	85,877	9.92%
	American Enterprise Investment Services	Minneapolis, MN	56,840	6.56%
	RBC Capital Markets LLC	Minneapolis, MN	49,531	5.72%

Eaton Vance Massachusetts Municipal Income Fund

Class A
	National Financial Services LLC	Jersey City, NJ	1,296,509	12.25%
	Pershing LLC	Jersey City, NJ	1,262,454	11.93%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,025,983	9.70%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	985,529	9.31%
	Raymond James	St. Petersburg, FL	715,372	6.76%
	Morgan Stanley Smith Barney	Jersey City, NJ	663,032	6.26%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	256,754	13.96%
	Pershing LLC	Jersey City, NJ	252,284	13.72%
	National Financial Services LLC	Jersey City, NJ	222,073	12.07%
	Morgan Stanley Smith Barney	Jersey City, NJ	186,803	10.16%
	Wells Fargo Clearing Services LLC	St. Louis, MO	184,565	10.03%
	LPL Financial	San Diego, CA	163,302	8.88%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	108,141	5.88%
	Raymond James	St. Petersburg, FL	103,775	5.64%
Class I
	National Financial Services LLC	Jersey City, NJ	1,180,253	25.73%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	608,264	13.26%
	American Enterprise Investment Services	Minneapolis, MN	564,975	12.31%
	Pershing LLC	Jersey City, NJ	387,231	8.44%
	UBS WM USA	Weehawken, NJ	294,673	6.42%
	Morgan Stanley Smith Barney	Jersey City, NJ	282,504	6.15%
	LPL Financial	San Diego, CA	233,628	5.09%

Eaton Vance Minnesota Municipal Income Fund

Class A
	Charles Schwab & Co., Inc.	San Francisco, CA	1,810,992	29.38%
	Pershing LLC	Jersey City, NJ	802,809	13.02%
	Wells Fargo Clearing Services LLC	St. Louis, MO	419,601	6.80%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	373,853	6.06%
	Edward D. Jones & Co.	St. Louis, MO	346,584	5.62%

B-8

		Address	Amount of Securities Owned	Percentage Owned
Class C
	American Enterprise Investment Services	Minneapolis, MN	202,859	20.84%
	Pershing LLC	Jersey City, NJ	135,319	13.90%
	National Financial Services LLC	Jersey City, NJ	119,510	12.27%
	Wells Fargo Clearing Services LLC	St. Louis, MO	98,222	10.09%
	LPL Financial	San Diego, CA	96,362	9.90%
	UBS WM USA	Weehawken, NJ	56,466	5.80%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	1,371,113	17.32%
	Wells Fargo Clearing Services LLC	St. Louis, MO	772,250	9.75%
	LPL Financial	San Diego, CA	571,447	7.22%
	American Enterprise Investment Services	Minneapolis, MN	479,692	6.06%
	UBS WM USA	Weehawken, NJ	455,220	5.75%

Eaton Vance Missouri Municipal Income Fund

Class A
	Edward D. Jones & Co.	St. Louis, MO	1,176,813	23.07%
	National Financial Services LLC	Jersey City, NJ	658,679	12.91%
	Wells Fargo Clearing Services LLC	St. Louis, MO	638,723	12.52%
	Morgan Stanley Smith Barney	Jersey City, NJ	414,374	8.12%
Class C
	Raymond James	St. Petersburg, FL	218,862	27.38%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	96,332	12.05%
	Pershing LLC	Jersey City, NJ	81,226	10.16%
	LPL Financial	San Diego, CA	77,660	9.71%
	Charles Schwab & Co., Inc.	San Francisco, CA	59,195	7.40%
	Edward D. Jones & Co.	St. Louis, MO	46,090	5.76%
Class I
	American Enterprise Investment Services	Minneapolis, MN	188,629	16.89%
	Wells Fargo Clearing Services LLC	St. Louis, MO	183,153	16.40%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	157,800	14.13%
	Morgan Stanley Smith Barney	Jersey City, NJ	147,915	13.25%
	Pershing LLC	Jersey City, NJ	142,924	12.80%
	Raymond James	St. Petersburg, FL	84,416	7.56%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	81,567	7.30%

Eaton Vance Municipal Opportunities Fund

Class A
	National Financial Services LLC	Jersey City, NJ	3,042,462	30.17%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,171,843	11.62%
	UBS WM USA	Weehawken, NJ	1,099,267	10.90%
	Raymond James	St. Petersburg, FL	998,374	9.90%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	625,721	6.20%
	American Enterprise Investment Services	Minneapolis, MN	610,158	6.05%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	771,866	17.65%
	American Enterprise Investment Services	Minneapolis, MN	711,986	16.28%
	Wells Fargo Clearing Services LLC	St. Louis, MO	682,846	15.61%
	Morgan Stanley Smith Barney	Jersey City, NJ	522,228	11.94%
	Raymond James	St. Petersburg, FL	348,870	7.97%
	UBS WM USA	Weehawken, NJ	321,528	7.35%
	LPL Financial	San Diego, CA	321,927	7.36%
Class I
	American Enterprise Investment Services	Minneapolis, MN	14,027,322	20.05%
	National Financial Services LLC	Jersey City, NJ	7,530,171	10.76%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6,058,010	8.66%
	UBS WM USA	Weehawken, NJ	5,943,894	8.49%
	LPL Financial	San Diego, CA	5,500,902	7.86%
	Wells Fargo Clearing Services LLC	St. Louis, MO	4,696,927	6.71%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,182,276	5.97%
	Charles Schwab & Co., Inc.	San Francisco, CA	3,911,099	5.59%

B-9

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance National Municipal Income Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	25,704,642	17.14%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	18,312,459	12.21%
	Morgan Stanley Smith Barney	Jersey City, NJ	13,453,437	8.97%
	National Financial Services LLC	Jersey City, NJ	12,077,304	8.05%
	Pershing LLC	Jersey City, NJ	9,435,567	6.29%
	Raymond James	St. Petersburg, FL	8,418,491	5.61%
	UBS WM USA	Weehawken, NJ	8,435,852	5.62%
Class B
	Wells Fargo Clearing Services LLC	St. Louis, MO	75,322	27.73%
	National Financial Services LLC	Jersey City, NJ	39,334	14.48%
	Edward D. Jones & Co.	St. Louis, MO	28,101	10.34%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	27,678	10.19%
	Pershing LLC	Jersey City, NJ	24,516	9.02%
	Morgan Stanley Smith Barney	Jersey City, NJ	14,745	5.42%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	7,351,687	18.78%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,768,645	12.18%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,142,212	10.58%
	UBS WM USA	Weehawken, NJ	4,078,088	10.41%
	Pershing LLC	Jersey City, NJ	2,957,843	7.55%
	Raymond James	St. Petersburg, FL	2,365,405	6.04%
	LPL Financial	San Diego, CA	2,258,456	5.76%
	National Financial Services LLC	Jersey City, NJ	2,205,042	5.63%
Class I
	LPL Financial	San Diego, CA	12,550,487	16.59%
	Wells Fargo Clearing Services LLC	St. Louis, MO	8,969,643	11.86%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8,093,143	10.70%
	American Enterprise Investment Services	Minneapolis, MN	7,437,538	9.83%
	UBS WM USA	Weehawken, NJ	7,255,068	9.59%
	Pershing LLC	Jersey City, NJ	6,447,618	8.52%
	National Financial Services LLC	Jersey City, NJ	5,320,619	7.03%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,093,994	5.41%

Eaton Vance New Jersey Municipal Income Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	2,046,074	18.80%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,615,921	14.85%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,308,527	12.02%
	National Financial Services LLC	Jersey City, NJ	637,292	5.85%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	500,662	27.13%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	229,270	12.42%
	Morgan Stanley Smith Barney	Jersey City, NJ	216,178	11.71%
	National Financial Services LLC	Jersey City, NJ	160,105	8.67%
	UBS WM USA	Weehawken, NJ	159,845	8.66%
	Pershing LLC	Jersey City, NJ	101,923	5.52%
	LPL Financial	San Diego, CA	97,383	5.27%
Class I
	Pershing LLC	Jersey City, NJ	432,469	13.50%
	National Financial Services LLC	Jersey City, NJ	413,822	12.92%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	409,741	12.79%
	UBS WM USA	Weehawken, NJ	326,348	10.19%
	Charles Schwab & Co., Inc.	San Francisco, CA	304,659	9.51%
	Wells Fargo Clearing Services LLC	St. Louis, MO	204,909	6.39%
	American Enterprise Investment Services	Minneapolis, MN	168,830	5.27%
	Morgan Stanley Smith Barney	Jersey City, NJ	166,232	5.19%

B-10

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance New York Municipal Income Fund

Class A
	Pershing LLC	Jersey City, NJ	3,202,383	14.08%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,796,722	12.30%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,579,114	11.34%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,984,548	8.73%
	National Financial Services LLC	Jersey City, NJ	1,399,371	6.15%
	JP Morgan Securities LLC	Brooklyn, NY	1,401,404	6.16%
Class C
	Pershing LLC	Jersey City, NJ	1,087,097	18.56%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	999,810	17.07%
	Morgan Stanley Smith Barney	Jersey City, NJ	624,059	10.65%
	Wells Fargo Clearing Services LLC	St. Louis, MO	576,753	9.85%
	UBS WM USA	Weehawken, NJ	446,301	7.62%
	National Financial Services LLC	Jersey City, NJ	440,992	7.53%
	JP Morgan Securities LLC	Brooklyn, NY	368,833	6.30%
	American Enterprise Investment Services	Minneapolis, MN	309,496	5.28%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,782,620	14.35%
	American Enterprise Investment Services	Minneapolis, MN	1,718,490	13.83%
	Pershing LLC	Jersey City, NJ	1,596,810	12.85%
	LPL Financial	San Diego, CA	1,507,610	12.13%
	National Financial Services LLC	Jersey City, NJ	1,479,323	11.91%
	UBS WM USA	Weehawken, NJ	1,202,416	9.68%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,023,016	8.23%
	Wells Fargo Clearing Services LLC	St. Louis, MO	805,959	6.48%

Eaton Vance North Carolina Municipal Income Fund

Class A
	Edward D. Jones & Co.	St. Louis, MO	1,628,687	21.92%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,076,955	14.49%
	Morgan Stanley Smith Barney	Jersey City, NJ	991,081	13.34%
	National Financial Services LLC	Jersey City, NJ	600,906	8.09%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	463,326	6.23%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	715,917	38.45%
	Raymond James	St. Petersburg, FL	211,267	11.34%
	Edward D. Jones & Co.	St. Louis, MO	196,488	10.55%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	185,554	9.96%
	Morgan Stanley Smith Barney	Jersey City, NJ	124,791	6.70%
Class I
	National Financial Services LLC	Jersey City, NJ	805,757	19.55%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	403,626	9.79%
	American Enterprise Investment Services	Minneapolis, MN	381,730	9.26%
	Wells Fargo Clearing Services LLC	St. Louis, MO	354,113	8.59%
	Morgan Stanley Smith Barney	Jersey City, NJ	217,442	5.84%
	Raymond James	St. Petersburg, FL	214,692	5.21%

Eaton Vance Ohio Municipal Income Fund

Class A
	National Financial Services LLC	Jersey City, NJ	2,334,683	20.39%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,325,231	11.57%
	Morgan Stanley Smith Barney	Jersey City, NJ	945,766	8.26%
	Wells Fargo Clearing Services LLC	St. Louis, MO	904,993	7.90%
	Edward D. Jones & Co.	St. Louis, MO	829,448	7.24%
	Pershing LLC	Jersey City, NJ	602,760	5.26%
Class C
	National Financial Services LLC	Jersey City, NJ	585,922	25.74%
	Pershing LLC	Jersey City, NJ	380,541	16.72%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	279,445	12.27%
	UBS WM USA	Weehawken, NJ	177,245	7.78%
	Wells Fargo Clearing Services LLC	St. Louis, MO	149,153	6.55%

B-11

		Address	Amount of Securities Owned	Percentage Owned
Class I
	American Enterprise Investment Services	Minneapolis, MN	890,460	22.32%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	691,352	17.33%
	UBS WM USA	Weehawken, NJ	534,456	13.40%
	National Financial Services LLC	Jersey City, NJ	340,594	8.54%
	Raymond James	St. Petersburg, FL	304,158	7.62%
	Morgan Stanley Smith Barney	Jersey City, NJ	259,766	6.51%
	LPL Financial	San Diego, CA	247,582	6.20%
	Charles Schwab & Co., Inc.	San Francisco, CA	210,823	5.28%
	Wells Fargo Clearing Services LLC	St. Louis, MO	200,022	5.01%

Eaton Vance Oregon Municipal Income Fund

Class A
	Edward D. Jones & Co.	St. Louis, MO	3,348,458	37.79%
	Wells Fargo Clearing Services LLC	St. Louis, MO	672,617	7.59%
	Charles Schwab & Co., Inc.	San Francisco, CA	584,396	6.59%
	Morgan Stanley Smith Barney	Jersey City, NJ	523,821	5.91%
	National Financial Services LLC	Jersey City, NJ	503,446	5.68%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	473,585	5.34%
Class C
	LPL Financial	San Diego, CA	199,204	17.37%
	Wells Fargo Clearing Services LLC	St. Louis, MO	140,211	12.22%
	Pershing LLC	Jersey City, NJ	126,168	11.00%
	Charles Schwab & Co., Inc.	San Francisco, CA	124,490	10.85%
	American Enterprise Investment Services	Minneapolis, MN	119,228	10.39%
	Edward D. Jones & Co.	St. Louis, MO	111,959	9.76%
	Morgan Stanley Smith Barney	Jersey City, NJ	92,827	8.09%
	RBC Capital Markets LLC	Minneapolis, MN	85,665	7.47%
Class I
	American Enterprise Investment Services	Minneapolis, MN	563,615	21.77%
	Raymond James	St. Petersburg, FL	464,872	17.95%
	LPL Financial	San Diego, CA	329,971	12.74%
	Wells Fargo Clearing Services LLC	St. Louis, MO	236,450	9.13%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	184,547	7.12%

Eaton Vance Pennsylvania Municipal Income Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,787,592	13.44%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,716,184	12.90%
	National Financial Services LLC	Jersey City, NJ	1,393,594	10.48%
	Pershing LLC	Jersey City, NJ	1,133,412	8.52%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,022,468	7.69%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	751,063	5.64%
	LPL Financial	San Diego, CA	676,026	5.08%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	851,068	32.30%
	National Financial Services LLC	Jersey City, NJ	346,663	13.15%
	Morgan Stanley Smith Barney	Jersey City, NJ	283,599	10.76%
	LPL Financial	San Diego, CA	198,306	7.52%
	Pershing LLC	Jersey City, NJ	172,283	6.54%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	155,689	5.91%
	Charles Schwab & Co., Inc.	San Francisco, CA	145,407	5.51%
Class I
	Wells Fargo Bank NA	Minneapolis, MN	790,696	14.44%
	Wells Fargo Clearing Services LLC	St. Louis, MO	520,685	9.50%
	Pershing LLC	Jersey City, NJ	354,977	6.48%
	Morgan Stanley Smith Barney	Jersey City, NJ	310,718	5.67%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	311,935	5.69%
	American Enterprise Investment Services	Minneapolis, MN	298,749	5.45%

Eaton Vance South Carolina Municipal Income Fund

Class A
	Edward D. Jones & Co.	St. Louis, MO	1,858,793	24.91%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,464,991	19.63%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,016,622	13.62%
	Raymond James	St. Petersburg, FL	659,599	8.84%
	National Financial Services LLC	Jersey City, NJ	410,550	5.50%

B-12

		Address	Amount of Securities Owned	Percentage Owned
Class C
	Edward D. Jones & Co.	St. Louis, MO	445,972	17.67%
	Wells Fargo Clearing Services LLC	St. Louis, MO	405,321	16.06%
	Morgan Stanley Smith Barney	Jersey City, NJ	398,891	15.80%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	349,788	13.86%
	Raymond James	St. Petersburg, FL	247,056	9.78%
	LPL Financial	San Diego, CA	168,071	6.65%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	922,059	29.41%
	Wells Fargo Clearing Services LLC	St. Louis, MO	502,223	16.01%
	Pershing LLC	Jersey City, NJ	402,004	12.82%
	Morgan Stanley Smith Barney	Jersey City, NJ	270,238	8.61%
	National Financial Services LLC	Jersey City, NJ	248,914	7.93%
	American Enterprise Investment Services	Minneapolis, MN	208,076	6.63%

Eaton Vance Virginia Municipal Income Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,160,065	17.93%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	954,601	14.76%
	Pershing LLC	Jersey City, NJ	877,523	13.56%
	Morgan Stanley Smith Barney	Jersey City, NJ	707,519	10.94%
	National Financial Services LLC	Jersey City, NJ	434,422	6.71%
	UBS WM USA	Weehawken, NJ	365,961	5.65%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	123,788	21.67%
	Morgan Stanley Smith Barney	Jersey City, NJ	122,467	21.44%
	Raymond James	St. Petersburg, FL	100,645	17.62%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	51,370	8.99%
Class I
	Pershing LLC	Jersey City, NJ	260,709	16.71%
	Wells Fargo Clearing Services LLC	St. Louis, MO	246,378	15.79%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	198,164	12.70%
	Charles Schwab & Co., Inc.	San Francisco, CA	166,713	10.68%
	Raymond James	St. Petersburg, FL	129,810	8.32%
	Morgan Stanley Smith Barney	Jersey City, NJ	128,802	8.25%
	American Enterprise Investment Services	Minneapolis, MN	80,409	5.15%
	LPL Financial	San Diego, CA	80,031	5.13%

Eaton Vance Municipals Trust II

Eaton Vance High Yield Municipal Income Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	4,422,520	12.81%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,350,508	12.60%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,795,828	10.99%
	National Financial Services LLC	Jersey City, NJ	3,029,917	8.77%
	UBS WM USA	Weehawken, NJ	2,336,850	6.76%
	Pershing LLC	Jersey City, NJ	2,327,782	6.74%
	American Enterprise Investment Svc	Minneapolis, MN	1,916,605	5.55%
Class B
	Wells Fargo Clearing Services LLC	St. Louis, MO	20,844	30.85%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12,257	18.14%
	Edward D. Jones & Co	St. Louis, MO	9,262	13.71%
	Pershing LLC	Jersey City, NJ	9,169	13.57%
	National Financial Services LLC	Jersey City, NJ	6,215	9.19%
	Raymond James	St Petersburg, FL	3,452	5.10%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	4,772,757	24.18%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,247,553	16.45%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,301,897	11.66%
	UBS WM USA	Weehawken, NJ	1,611,447	8.16%
	Raymond James	St. Petersburg, FL	1,160,910	5.88%
	Pershing LLC	Jersey City, NJ	1,060,926	5.37%

B-13

		Address	Amount of Securities Owned	Percentage Owned
Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	23,240,013	31.33%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10,158,907	13.69%
	UBS WM USA	Weehawken, NJ	7,884,012	10.63%
	National Financial Services LLC	Jersey City, NJ	5,512,451	7.43%
	Wells Fargo Clearing Services LLC	St. Louis, MO	5,221,214	7.04%
	American Enterprise Investment Svc	Minneapolis, MN	4,441,469	5.98%
	TD Ameritrade	Omaha, NE	4,314,613	5.81%

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,398,595	38.34%
	UBS WM USA	Weehawken, NJ	573,615	15.72%
	Morgan Stanley Smith Barney	Jersey City, NJ	550,683	15.09%
	Wells Fargo Clearing Services LLC	St. Louis, MO	395,496	10.84%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,234,299	54.65%
	Morgan Stanley Smith Barney	Jersey City, NJ	308,903	13.67%
	Wells Fargo Clearing Services LLC	St. Louis, MO	204,408	9.05%
	UBS WM USA	Weehawken, NJ	152,090	6.73%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	20,646,380	60.42%
	Morgan Stanley Smith Barney	Jersey City, NJ	6,093,640	17.83%
	UBS WM USA	Weehawken, NJ	2,785,787	8.15%

Eaton Vance TABS Short-Term Municipal Bond Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,493,547	19.47%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,296,871	17.93%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,747,109	13.64%
	UBS WM USA	Weehawken, NJ	1,604,558	12.53%
	Pershing LLC	Jersey City, NJ	811,043	6.33%
	National Financial Services LLC	Jersey City, NJ	716,333	5.59%
	JP Morgan Securities LLC	Brooklyn, NY	651,071	5.08%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	863,089	20.14%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	613,013	14.30%
	UBS WM USA	Weehawken, NJ	529,974	12.37%
	Morgan Stanley Smith Barney	Jersey City, NJ	469,373	10.95%
	Pershing LLC	Jersey City, NJ	380,480	8.88%
	National Financial Services LLC	Jersey City, NJ	256,952	5.99%
	American Enterprise Investment Svc	Minneapolis, MN	251,836	5.87%
	JP Morgan Securities LLC	Brooklyn, NY	247,688	5.78%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5,167,615	30.75%
	UBS WM USA	Weehawken, NJ	2,364,479	14.07%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,230,966	13.32%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,710,488	10.18%
	Charles Schwab & Co, Inc.	San Francisco, CA	1,116,682	6.64%

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund

Class A
	Morgan Stanley Smith Barney	Jersey City, NJ	795,833	55.14%
	UBS WM USA	Weehawken, NJ	405,191	28.07%
Class C
	Raymond James	St Petersburg, FL	164,359	45.69%
	Pershing LLC	Jersey City, NJ	58,382	16.22%
	LPL Financial	San Diego, CA	41,249	11.46%
	UBS WM USA	Weehawken, NJ	34,084	9.47%
	Lucy H. Doggrell-Smith	Woodinville, WA	29,196	8.11%
Class I
	Eaton Vance Management*	Boston, MA	1,278,446	32.02%
	National Financial Services LLC	Jersey City, NJ	1,144,656	28.67%
	LPL Financial	San Diego, CA	539,001	13.50%
	UBS WM USA	Weehawken, NJ	416,496	10.43%

B-14

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund

Class A
	National Financial Services LLC	Jersey City, NJ	1,981,855	24.86%
	American Enterprise Investment Svc	Minneapolis, MN	1,355,004	17.00%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	757,634	9.50%
	UBS WM USA	Weehawken, NJ	698,408	8.76%
	Raymond James	St. Petersburg. FL	654,715	8.21%
	Pershing LLC	Jersey City, NJ	567,727	7.12%
	Morgan Stanley Smith Barney	Jersey City, NJ	438,988	5.50%
	LPL Financial	San Diego, CA	424,042	5.32%
Class C
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	983,225	22.94%
	American Enterprise Investment Svc	Minneapolis, MN	553,425	12.91%
	Morgan Stanley Smith Barney	Jersey City, NJ	426,532	9.95%
	Wells Fargo Clearing Services LLC	St. Louis, MO	416,225	9.71%
	Raymond James	St. Petersburg. FL	373,003	8.70%
	LPL Financial	San Diego, CA	319,301	7.45%
	National Financial Services LLC	Jersey City, NJ	260,327	6.07%
	Pershing LLC	Jersey City, NJ	253,931	5.92%
	JP Morgan Securities LLC	Brooklyn, NY	218,536	5.09%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7,641,482	18.04%
	American Enterprise Investment Svc	Minneapolis, MN	6,001,659	14.17%
	LPL Financial	San Diego, CA	5,223,892	12.33%
	UBS WM USA	Weehawken, NJ	4,804,635	11.34%
	National Financial Services LLC	Jersey City, NJ	4,552,506	10.75%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,817,570	6.65%
	Raymond James	St. Petersburg. FL	2,767,427	6.53%
	Charles Schwab & Co, Inc.	San Francisco, CA	2,520,587	5.95%
	Pershing LLC	Jersey City, NJ	2,435,801	5.75%

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

Class A
	National Financial Services LLC	Jersey City, NJ	11,391	33.16%
	LPL Financial	San Diego, CA	10,138	29.51%
	Raymond James	St. Petersburg. FL	3,679	10.71%
	Jeanne M. Gilson TOD	Philadelphia, PA	3,012	8.77%
	TD Ameritrade	Omaha, NE	2,633	7.66%
	Charles Schwab & Co, Inc.	San Francisco, CA	1,935	5.63%
Class C
	Raymond James	St. Petersburg. FL	13,673	38.05%
	LPL Financial	San Diego, CA	9,357	26.04%
	Pershing LLC	Jersey City, NJ	5,152	14.33%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,783	13.31%
	National Financial Services LLC	Jersey City, NJ	1,906	5.30%
Class I
	Eaton Vance Management*	Boston, MA	543,196	69.59%
	Morgan Stanley Smith Barney	Jersey City, NJ	108,515	13.90%
	LPL Financial	San Diego, CA	58,180	7.45%

Eaton Vance Mutual Funds Trust

Eaton Vance AMT-Free Municipal Income Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,279,639	14.44%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,789,946	11.34%
	Raymond James	St. Petersburg. FL	1,568,792	9.94%
	National Financial Services LLC	Jersey City, NJ	1,539,309	9.75%
	Pershing LLC	Jersey City, NJ	1,496,718	9.48%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,269,848	8.04%
	LPL Financial	San Diego, CA	964,219	6.11%
	UBS WM USA	Weehawken, NJ	931,219	5.90%
	American Enterprise Investment Svc	Minneapolis, MN	921,229	5.83%

B-15

Address	Amount of Securities Owned	Percentage Owned

Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	639,623	17.09%
	Wells Fargo Clearing Services LLC	St. Louis, MO	597,699	15.97%
	UBS WM USA	Weehawken, NJ	529,160	14.14%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	425,542	11.37%
	National Financial Services LLC	Jersey City, NJ	232,456	6.21%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,337,949	17.08%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,611,310	11.77%
	National Financial Services LLC	Jersey City, NJ	1,454,446	10.63%
	Charles Schwab & Co, Inc.	San Francisco, CA	1,100,154	8.04%
	American Enterprise Investment Svc	Minneapolis, MN	1,090,834	7.97%
	UBS WM USA	Weehawken, NJ	848,323	6.20%
	SEI Private Trust Company	Oaks, PA	822,503	6.01%

Eaton Vance Core Plus Bond Fund

Class A
	National Financial Services LLC	Jersey City, NJ	1,679,056	45.27%
	Pershing LLC	Jersey City, NJ	293,413	7.91%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	277,883	7.49%
	Wells Fargo Clearing Services LLC	St. Louis, MO	277,249	7.47%
	LPL Financial	San Diego, CA	267,840	7.22%
	American Enterprise Investment Svc	Minneapolis, MN	185,616	5.00%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	464,266	25.56%
	American Enterprise Investment Svc	Minneapolis, MN	226,548	12.47%
	LPL Financial	San Diego, CA	155,495	8.56%
	UBS WM USA	Weehawken, NJ	145,906	8.03%
	Morgan Stanley Smith Barney	Jersey City, NJ	132,175	7.27%
	Centennial Trust Bank	Jonesboro, AR	108,298	5.96%
	Pershing LLC	Jersey City, NJ	91,910	5.06%
Class I
	American Enterprise Investment Svc	Minneapolis, MN	5,996,326	57.73%
	National Financial Services LLC	Jersey City, NJ	1,071,665	10.31%
	Raymond James	St. Petersburg. FL	919,823	8.85%
	LPL Financial	San Diego, CA	578,112	5.56%

Eaton Vance Diversified Currency Income Fund

Class A
	National Financial Services LLC	Jersey City, NJ	462,045	18.61%
	Raymond James	St. Petersburg. FL	349,287	14.07%
	Morgan Stanley Smith Barney	Jersey City, NJ	310,899	12.52%
	Charles Schwab & Co, Inc.	San Francisco, CA	234,951	9.46%
	Wells Fargo Clearing Services LLC	St. Louis, MO	196,281	7.90%
	Pershing LLC	Jersey City, NJ	148,465	5.98%
	American Enterprise Investment Svc	Minneapolis, MN	126,836	5.11%
	TD Ameritrade	Omaha, NE	127,060	5.11%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	489,492	27.62%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	440,126	24.83%
	Pershing LLC	Jersey City, NJ	140,477	7.92%
	UBS WM USA	Weehawken, NJ	135,484	7.64%
	RBC Capital Markets LLC	Minneapolis, MN	123,921	6.99%
	Wells Fargo Clearing Services LLC	St. Louis, MO	95,761	5.40%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,180,327	15.50%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,144,864	15.04%
	National Financial Services LLC	Jersey City, NJ	1,074,320	14.11%
	Morgan Stanley Smith Barney	Jersey City, NJ	924,910	12.15%
	American Enterprise Investment Svc	Minneapolis, MN	766,937	10.07%
	LPL Financial	San Diego, CA	612,470	8.04%
	Charles Schwab & Co, Inc.	San Francisco, CA	448,347	5.89%

B-16

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Emerging Markets and Frontier Countries Fund

Class A
	National Financial Services LLC	Jersey City, NJ	37,957	24.85%
	Raymond James	St. Petersburg. FL	32,974	21.58%
	Pershing LLC	Jersey City, NJ	19,674	12.88%
	LPL Financial	San Diego, CA	18,000	11.78%
	Charles Schwab & Co, Inc.	San Francisco, CA	17,286	11.31%
	TD Ameritrade	Omaha, NE	12,251	8.02%
Class I
	National Financial Services LLC	Jersey City, NJ	14,867,076	95.05%

Eaton Vance Emerging Markets Debt Fund Fund

Class I
	Eaton Vance Management*	Boston, MA	800,000	100.00%

Eaton Vance Emerging Markets Local Income Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	3,241,561	17.80%
	National Financial Services LLC	Jersey City, NJ	2,102,063	11.54%
	UBS WM USA	Weehawken, NJ	1,950,668	10.71%
	Pershing LLC	Jersey City, NJ	1,740,493	9.56%
	Charles Schwab & Co, Inc.	San Francisco, CA	1,474,763	8.10%
	TD Ameritrade	Omaha, NE	1,244,265	6.83%
	LPL Financial	San Diego, CA	1,085,454	5.96%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,120,740	26.05%
	UBS WM USA	Weehawken, NJ	1,111,484	13.65%
	LPL Financial	San Diego, CA	943,193	11.58%
	Pershing LLC	Jersey City, NJ	655,622	8.05%
	Morgan Stanley Smith Barney	Jersey City, NJ	587,296	7.21%
	Raymond James	St. Petersburg. FL	495,202	6.08%
	American Enterprise Investment Svc	Minneapolis, MN	411,946	5.06%
Class I
	National Financial Services LLC	Jersey City, NJ	16,114,529	16.15%
	American Enterprise Investment Svc	Minneapolis, MN	12,346,954	12.37%
	Charles Schwab & Co, Inc.	San Francisco, CA	9,060,747	9.08%
	Pershing LLC	Jersey City, NJ	8,992,637	9.01%
	Wells Fargo Clearing Services LLC	St. Louis, MO	8,531,712	8.55%
	LPL Financial	San Diego, CA	8,236,317	8.25%
	UBS WM USA	Weehawken, NJ	7,530,960	7.55%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7,520,117	7.54%
	Morgan Stanley Smith Barney	Jersey City, NJ	7,451,945	7.47%

Eaton Vance Floating-Rate Advantage Fund

Advisers Class
	Charles Schwab & Co, Inc.	San Francisco, CA	7,742,156	39.48%
	National Financial Services LLC	Jersey City, NJ	5,456,755	27.82%
	TD Ameritrade	Omaha, NE	2,093,987	10.67%
	Pershing LLC	Jersey City, NJ	1,886,104	9.61%
Class A
	Charles Schwab & Co, Inc.	San Francisco, CA	41,962,052	25.16%
	National Financial Services LLC	Jersey City, NJ	29,245,325	17.53%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12,845,818	7.70%
	TD Ameritrade	Omaha, NE	10,876,516	6.52%
	Pershing LLC	Jersey City, NJ	10,996,137	6.59%
	Wells Fargo Clearing Services LLC	St. Louis, MO	10,836,829	6.49%
	Morgan Stanley Smith Barney	Jersey City, NJ	9,500,466	5.69%
Class B
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	80,359	27.15%
	Wells Fargo Clearing Services LLC	St. Louis, MO	78,852	26.64%
	Pershing LLC	Jersey City, NJ	44,148	14.91%
	National Financial Services LLC	Jersey City, NJ	21,865	7.38%
	American Enterprise Investment Svc	Minneapolis, MN	19,969	6.74%

B-17

Address	Amount of Securities Owned	Percentage Owned

Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	17,911,029	16.90%
	Morgan Stanley Smith Barney	Jersey City, NJ	14,757,348	13.93%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12,347,235	11.65%
	Pershing LLC	Jersey City, NJ	9,673,288	9.13%
	National Financial Services LLC	Jersey City, NJ	8,684,413	8.19%
	Raymond James	St. Petersburg. FL	6,799,391	6.41%
	American Enterprise Investment Svc	Minneapolis, MN	6,156,674	5.81%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	87,284,655	14.99%
	Charles Schwab & Co, Inc.	San Francisco, CA	73,648,158	12.64%
	National Financial Services LLC	Jersey City, NJ	62,534,657	10.73%
	American Enterprise Investment Svc	Minneapolis, MN	54,925,789	9.43%
	Morgan Stanley Smith Barney	Jersey City, NJ	49,942,324	8.57%
	Wells Fargo Clearing Services LLC	St. Louis, MO	45,342,750	7.78%
	LPL Financial	San Diego, CA	37,359,330	6.41%
	UBS WM USA	Weehawken, NJ	33,300,047	5.71%
	Pershing LLC	Jersey City, NJ	31,554,296	5.41%

Eaton Vance Floating-Rate Fund

Advisers Class
	National Financial Services LLC	Jersey City, NJ	30,918,575	50.92%
	Charles Schwab & Co, Inc.	San Francisco, CA	12,417,398	20.45%
	TD Ameritrade	Omaha, NE	7,594,736	12.50%
	Pershing LLC	Jersey City, NJ	4,187,178	6.89%
Class A
	National Financial Services LLC	Jersey City, NJ	16,049,571	15.20%
	Charles Schwab & Co, Inc.	San Francisco, CA	14,390,667	13.63%
	Pershing LLC	Jersey City, NJ	12,998,552	12.31%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11,650,471	11.03%
	Morgan Stanley Smith Barney	Jersey City, NJ	8,090,576	7.66%
	Wells Fargo Clearing Services LLC	St. Louis, MO	5,720,326	5.41%
Class B
	Wells Fargo Clearing Services LLC	St. Louis, MO	74,951	25.09%
	Pershing LLC	Jersey City, NJ	68,783	23.03%
	National Financial Services LLC	Jersey City, NJ	53,210	17.81%
	LPL Financial	San Diego, CA	36,281	12.14%
	Charles Schwab & Co, Inc.	San Francisco, CA	20,605	6.90%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	9,523,321	14.78%
	Morgan Stanley Smith Barney	Jersey City, NJ	8,425,283	13.07%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8,427,231	13.07%
	LPL Financial	San Diego, CA	5,870,536	9.11%
	Raymond James	St. Petersburg, FL	5,606,474	8.70%
	Pershing LLC	Jersey City, NJ	5,639,619	8.75%
	National Financial Services LLC	Jersey City, NJ	5,567,360	8.64%
	UBS WM USA	Weehawken, NJ	4,001,686	6.21%
Class I
	National Financial Services LLC	Jersey City, NJ	141,501,918	18.32%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	118,526,027	15.35%
	Charles Schwab & Co, Inc.	San Francisco, CA	108,746,395	14.08%
	Morgan Stanley Smith Barney	Jersey City, NJ	74,344,011	9.62%
	Pershing LLC	Jersey City, NJ	39,770,898	5.15%
Class R6
	National Financial Services LLC	Jersey City, NJ	6,741,132	26.22%
	AHS Hospital Corp	Morristown, NJ	3,549,712	13.80%
	U.S. Bank FBO BBT-Eaton Vance	Milwaukee, WI	2,104,457	8.18%
	US Charitable Gift Trust High Yield II Pooled Income Fund	Boston, MA	1,896,966	7.37%
	US Charitable Gift Trust High Yield Pooled Income Fund	Boston, MA	1,868,599	7.26%
	Saxon & Co	Philadelphia, PA	1,319,210	5.13%

Eaton Vance Floating-Rate & High Income Fund

Advisers Class
Charles Schwab & Co, Inc.	San Francisco, CA	10,766,055	61.79%
Pershing LLC	Jersey City, NJ	3,273,378	18.78%
National Financial Services LLC	Jersey City, NJ	1,339,483	7.68%

B-18

Address	Amount of Securities Owned	Percentage Owned

Class A
	National Financial Services LLC	Jersey City, NJ	6,577,105	34.33%
	Pershing LLC	Jersey City, NJ	1,848,703	9.65%
	Charles Schwab & Co, Inc.	San Francisco, CA	1,548,999	8.08%
	UBS WM USA	Weehawken, NJ	1,545,659	8.06%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,527,476	7.97%
	American Enterprise Investment Svc	Minneapolis, MN	1,143,413	5.96%
Class B
	Wells Fargo Clearing Services LLC	St. Louis, MO	52,470	45.50%
	Stiffel Nicolaus & Co Inc.	St. Louis, MO	13,371	11.59%
	National Financial Services LLC	Jersey City, NJ	12,989	11.26%
	Raymond James	St. Petersburg, FL	9,621	8.34%
	LPL Financial	San Diego, CA	8,656	7.50%
	Charles Schwab & Co, Inc.	San Francisco, CA	8,061	6.99%
Class C
	UBS WM USA	Weehawken, NJ	1,639,402	11.56%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,622,296	11.44%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,615,456	11.39%
	Pershing LLC	Jersey City, NJ	1,507,548	10.63%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,344,247	9.48%
	National Financial Services LLC	Jersey City, NJ	1,087,030	7.66%
	LPL Financial	San Diego, CA	1,085,923	7.65%
	Raymond James	St. Petersburg, FL	987,505	6.96%
	American Enterprise Investment Svc	Minneapolis, MN	851,908	6.00%
Class I
	Charles Schwab & Co, Inc.	San Francisco, CA	33,078,164	21.63%
	National Financial Services LLC	Jersey City, NJ	32,403,310	21.19%
	UBS WM USA	Weehawken, NJ	14,903,388	9.74%
	American Enterprise Investment Svc	Minneapolis, MN	13,697,763	8.95%
	Pershing LLC	Jersey City, NJ	11,570,290	7.56%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9,449,587	6.18%
Class R6
	National Financial Services LLC	Jersey City, NJ	2,044,565	97.99%

Eaton Vance Global Income Builder Fund

Class A
	Edward D. Jones & Co.	St. Louis, MO	2,754,546	19.48%
	National Financial Services LLC	Jersey City, NJ	1,484,354	10.49%
	LPL Financial	San Diego, CA	1,230,980	8.70%
	Raymond James	St. Petersburg, FL	1,192,182	8.43%
	American Enterprise Investment Svc	Minneapolis, MN	1,149,875	8.13%
	Pershing LLC	Jersey City, NJ	1,090,748	7.71%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,038,988	7.34%
	Morgan Stanley Smith Barney	Jersey City, NJ	793,193	5.60%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	771,666	5.45%
	J.P. Morgan Securities LLC	Brooklyn, NY	717,529	5.07%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,221,796	20.16%
	National Financial Services LLC	Jersey City, NJ	1,326,670	12.04%
	Raymond James	St. Petersburg, FL	1,023,347	9.28%
	LPL Financial	San Diego, CA	922,809	8.37%
	Pershing LLC	Jersey City, NJ	855,957	7.76%
	Morgan Stanley Smith Barney	Jersey City, NJ	802,853	7.28%
	American Enterprise Investment Svc	Minneapolis, MN	759,701	6.89%
	Charles Schwab & Co, Inc.	San Francisco, CA	616,193	5.59%
Class I
	American Enterprise Investment Svc	Minneapolis, MN	2,356,533	18.87%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,706,142	13.66%
	TD Ameritrade	Omaha, NE	1,421,843	11.38%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,212,819	9.71%
	LPL Financial	San Diego, CA	1,068,543	8.55%
	Raymond James	St. Petersburg, FL	962,164	7.70%
	National Financial Services LLC	Jersey City, NJ	954,775	7.64%

B-19

Address	Amount of Securities Owned	Percentage Owned

Class R
	Morgan Stanley Smith Barney	Jersey City, NJ	16,145	25.21%
	State Street Bank & Trust Co. FBO ADP/MSDW Alliance	Westwood, MA	15,427	24.09%
	AXA Equitable Life for Separate Acct 65	Secaucus, NJ	15,231	23.78%
	Pershing LLC	Jersey City, NJ	5,161	8.05%
	Matrix Trust Company Cust. FBO Levittown Public SD 403(B) Plan	Denver, CO	4,179	6.52%
	Judy Marshall & Phillp Marshall TTE Marshall Family Dentistry 401K	Greenwood Village, CO	4,027	6.28%
	National Financial Services LLC	Jersey City, NJ	3,636	5.67%

Eaton Vance Global Macro Absolute Return Advantage Fund

Class A
	National Financial Services LLC	Jersey City, NJ	3,769,586	25.74%
	LPL Financial	San Diego, CA	1,652,693	11.28%
	Charles Schwab & Co, Inc.	San Francisco, CA	1,472,912	10.05%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,342,407	9.16%
	Pershing LLC	Jersey City, NJ	1,253,366	8.55%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	951,868	6.49%
	TD Ameritrade	Omaha, NE	858,277	5.86%
Class C
	American Enterprise Investment Svc	Minneapolis, MN	1,884,714	26.12%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,561,484	21.64%
	Wells Fargo Clearing Services LLC	St. Louis, MO	757,139	10.49%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	599,192	8.30%
	Raymond James	St. Petersburg, FL	570,660	7.90%
	Pershing LLC	Jersey City, NJ	472,892	6.55%
Class I
	National Financial Services LLC	Jersey City, NJ	130,974,469	30.12%
	Wells Fargo Clearing Services LLC	St. Louis, MO	40,582,187	9.33%
	Morgan Stanley Smith Barney	Jersey City, NJ	30,052,695	6.91%
	Charles Schwab & Co, Inc.	San Francisco, CA	28,719,496	6.60%
	American Enterprise Investment Svc	Minneapolis, MN	22,439,526	5.16%
Class R
	Voya Institutional Trust Company	Windsor, CT	128,426	64.91%
	Mg Trust Company Cust. FBO Foster Electric Co. 401(K)	Denver, CO	25,833	13.05%
	Matrix Trust Co. as Agent for NTC & Co., Cust. fbo Randall Charbeneau 403b	Denver, CO	17,810	9.00%
	Massimo Marino TTEE FBO LM Heavy Civil Construction LLC 401	Greenwood Village, CO	15,362	7.76%
Class R6
	Aspiriant Defensive Allocation Fund, a series of Aspiriant Trust	Milwaukee, WI	7,669,838	89.22%
	Charles Schwab & Co, Inc.	San Francisco, CA	925,370	10.76%

Eaton Vance Global Macro Absolute Return Fund

Class A
	Charles Schwab & Co, Inc.	San Francisco, CA	7,855,562	20.06%
	National Financial Services LLC	Jersey City, NJ	5,593,500	14.28%
	Morgan Stanley Smith Barney	Jersey City, NJ	5,281,424	13.49%
	Wells Fargo Clearing Services LLC	St. Louis, MO	3,330,543	8.50%
	Pershing LLC	Jersey City, NJ	3,231,658	8.25%
	Raymond James	St. Petersburg, FL	2,887,759	7.37%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	4,246,625	18.78%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,218,504	18.65%
	Raymond James	St. Petersburg, FL	2,159,258	9.54%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,123,233	9.39%
	American Enterprise Investment Svc	Minneapolis, MN	1,770,469	7.83%
	UBS WM USA	Weehawken, NJ	1,589,746	7.03%
	Pershing LLC	Jersey City, NJ	1,313,487	5.80%
	LPL Financial	San Diego, CA	1,199,242	5.30%
	National Financial Services LLC	Jersey City, NJ	1,194,359	5.28%
Class I
	Wells Fargo Clearing Services LLC	St. Louis, MO	72,895,801	13.82%
	National Financial Services LLC	Jersey City, NJ	66,936,398	12.69%
	Charles Schwab & Co, Inc.	San Francisco, CA	61,686,043	11.70%
	Morgan Stanley Smith Barney	Jersey City, NJ	30,476,862	5.78%

B-20

		Address	Amount of Securities Owned	Percentage Owned
Class R
	LPL Financial	San Diego, CA	66,479	39.98%
	Matrix Trust Company Cust. FBO Miscor Group 401(K) Plan & Trust	Denver, CO	21,138	12.71%
	State Street Bank Cust. FBO ADP Access Product Large Market 401(K)	Boston, MA	17,725	10.66%
Class R6
	J.P. Morgan Securities LLC	Brooklyn, NY	13,351,322	83.78%
	U.S. Bank FBO Potawatomi Minors' TR-Eaton Vance	Milwaukee, WI	1,308,450	8.21%

Eaton Vance Global Small-Cap Equity Fund

Class A
	Pershing LLC	Jersey City, NJ	256,600	15.04%
	National Financial Services LLC	Jersey City, NJ	233,993	13.71%
	Wells Fargo Clearing Services LLC	St. Louis, MO	130,697	7.66%
	Edward D. Jones & Co.	St. Louis, MO	100,379	5.88%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	99,296	5.82%
	Massachusetts Mutual Life Insurance	Springfield, MA	92,272	5.41%
	Raymond James	St. Petersburg, FL	91,490	5.36%
Class C
	Raymond James	St. Petersburg, FL	132,806	15.21%
	National Financial Services LLC	Jersey City, NJ	90,162	10.33%
	Pershing LLC	Jersey City, NJ	84,609	9.69%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	58,566	6.71%
	Wells Fargo Clearing Services LLC	St. Louis, MO	58,540	6.70%
	Varooge Yerganian FBO Adjudicate Inc 401(K) Profit Sharing	Santa Ana, CA	53,076	6.08%
	LPL Financial	San Diego, CA	51,505	5.90%
Class I
	Pershing LLC	Jersey City, NJ	144,360	24.90%
	LPL Financial	San Diego, CA	105,478	18.20%
	UBS WM USA	Weehawken, NJ	105,242	18.15%
	National Financial Services LLC	Jersey City, NJ	69,015	11.90%
	Morgan Stanley Smith Barney	Jersey City, NJ	32,396	5.59%
	Raymond James	St. Petersburg, FL	29,979	5.17%

Eaton Vance Government Opportunities Fund

Class A
	National Financial Services LLC	Jersey City, NJ	2,737,973	12.11%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,624,040	11.61%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,475,800	10.95%
	Pershing LLC	Jersey City, NJ	2,446,968	10.82%
	Great-West Trust Company LLC	Greenwood Village, CO	1,357,357	6.00%
Class B
	Wells Fargo Clearing Services LLC	St. Louis, MO	42,379	28.03%
	National Financial Services LLC	Jersey City, NJ	41,850	27.68%
	Pershing LLC	Jersey City, NJ	31,193	20.63%
	American Enterprise Investment Svc	Minneapolis, MN	9,821	6.49%
	Morgan Stanley Smith Barney	Jersey City, NJ	9,004	5.95%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,509,474	18.28%
	National Financial Services LLC	Jersey City, NJ	1,322,163	16.01%
	Pershing LLC	Jersey City, NJ	1,031,969	12.50%
	Morgan Stanley Smith Barney	Jersey City, NJ	513,616	6.22%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	454,929	5.51%
	UBS WM USA	Weehawken, NJ	439,343	5.32%
	Raymond James	St. Petersburg, FL	432,626	5.24%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,053,698	19.65%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,794,327	11.55%
	National Financial Services LLC	Jersey City, NJ	1,109,702	7.14%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,113,655	7.16%
	UBS WM USA	Weehawken, NJ	1,084,157	6.97%
	Charles Schwab & Co, Inc.	San Francisco, CA	1,066,593	6.86%
	LPL Financial	San Diego, CA	904,466	5.82%
	Pershing LLC	Jersey City, NJ	856,659	5.51%
Class R
	Voya Institutional Trust Company	Windsor, CT	1,830,193	41.94%
	Sammons Financial Network LLC	West Des Moines, IA	1,346,813	30.86%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	412,725	9.45%

B-21

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance High Income Opportunities Fund

Class A
	National Financial Services LLC	Jersey City, NJ	14,193,502	19.32%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10,290,581	14.01%
	Pershing LLC	Jersey City, NJ	5,512,535	7.50%
	Wells Fargo Clearing Services LLC	St. Louis, MO	5,411,871	7.36%
	Charles Schwab & Co, Inc.	San Francisco, CA	5,425,372	7.38%
	LPL Financial	San Diego, CA	4,057,771	5.52%
	TD Ameritrade	Omaha, NE	4,008,859	5.45%
Class B
	Wells Fargo Clearing Services LLC	St. Louis, MO	110,647	23.53%
	Pershing LLC	Jersey City, NJ	71,222	15.14%
	Morgan Stanley Smith Barney	Jersey City, NJ	63,521	13.50%
	National Financial Services LLC	Jersey City, NJ	39,209	8.33%
	Raymond James	St. Petersburg, FL	39,022	8.29%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	32,642	6.94%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	3,722,109	15.84%
	Pershing LLC	Jersey City, NJ	2,888,208	12.29%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,104,568	8.95%
	Raymond James	St. Petersburg, FL	1,883,264	8.01%
	National Financial Services LLC	Jersey City, NJ	1,761,736	7.49%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,663,906	7.08%
	LPL Financial	San Diego, CA	1,529,769	6.51%
	Charles Schwab & Co, Inc.	San Francisco, CA	1,468,155	6.24%
	UBS WM USA	Weehawken, NJ	1,345,728	5.72%
Class I
	American Enterprise Investment Svc	Minneapolis, MN	25,912,528	16.08%
	National Financial Services LLC	Jersey City, NJ	24,234,496	15.04%
	Charles Schwab & Co, Inc.	San Francisco, CA	12,489,884	7.75%
	UBS WM USA	Weehawken, NJ	11,533,382	7.15%
	LPL Financial	San Diego, CA	11,389,660	7.06%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10,815,350	6.71%

Eaton Vance Multi-Strategy Absolute Return Fund

Class A
	Raymond James	St. Petersburg, FL	1,377,045	37.46%
	National Financial Services LLC	Jersey City, NJ	655,364	17.83%
	Pershing LLC	Jersey City, NJ	207,598	5.64%
	Wells Fargo Clearing Services LLC	St. Louis, MO	197,246	5.36%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	319,904	19.26%
	National Financial Services LLC	Jersey City, NJ	238,641	14.37%
	Raymond James	St. Petersburg, FL	227,181	13.68%
	Pershing LLC	Jersey City, NJ	227,087	13.67%
	Morgan Stanley Smith Barney	Jersey City, NJ	130,914	7.88%
Class I
	US Charitable Gift Trust Donor Advised Fund - Income Fund	Boston, MA	718,767	39.48%
	National Financial Services LLC	Jersey City, NJ	204,063	11.21%
	Wells Fargo Clearing Services LLC	St. Louis, MO	180,204	9.89%
	Morgan Stanley Smith Barney	Jersey City, NJ	133,992	7.36%
	Charles Schwab & Co, Inc.	San Francisco, CA	134,239	7.37%
	UBS WM USA	Weehawken, NJ	91,508	5.02%

Eaton Vance Multi-Strategy All Market Fund

Class A
	National Financial Services LLC	Jersey City, NJ	54,945	43.82%
	Pershing LLC	Jersey City, NJ	24,252	19.34%
	TD Ameritrade	Omaha, NE	8,523	6.79%
Class C
	Pershing LLC	Jersey City, NJ	36,673	42.12%
	Raymond James	St. Petersburg, FL	26,801	30.78%
	American Enterprise Investment Svc	Minneapolis, MN	16,566	19.02%
Class I
	US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	617,244	48.19%
	EVTC Collective Investment Trust FBO EMP Benefit Plans Moderate Fund**	Boston, MA	400,555	31.27%

B-22

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Short Duration Government Income Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	6,149,746	20.28%
	Charles Schwab & Co, Inc.	San Francisco, CA	3,427,889	11.30%
	John Hancock Trust Company LLC	Westwood, MA	2,987,157	9.85%
	National Financial Services LLC	Jersey City, NJ	2,955,672	9.75%
	LPL Financial	San Diego, CA	2,240,264	7.39%
	UBS WM USA	Weehawken, NJ	1,947,186	6.42%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,871,578	6.17%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,268,716	18.65%
	Charles Schwab & Co, Inc.	San Francisco, CA	660,871	9.71%
	Pershing LLC	Jersey City, NJ	665,938	9.79%
	National Financial Services LLC	Jersey City, NJ	633,950	9.32%
	American Enterprise Investment Svc	Minneapolis, MN	629,877	9.26%
	LPL Financial	San Diego, CA	490,865	7.21%
	Morgan Stanley Smith Barney	Jersey City, NJ	377,272	5.54%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	349,165	5.13%
Class I
	American Enterprise Investment Svc	Minneapolis, MN	25,443,685	31.06%
	National Financial Services LLC	Jersey City, NJ	8,909,661	10.87%
	Wells Fargo Clearing Services LLC	St. Louis, MO	6,796,209	8.29%
	Morgan Stanley Smith Barney	Jersey City, NJ	5,589,268	6.82%
	UBS WM USA	Weehawken, NJ	5,314,732	6.48%
	Pershing LLC	Jersey City, NJ	4,906,606	5.99%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,614,250	5.63%
	Raymond James	St. Petersburg, FL	4,103,039	5.00%

Eaton Vance Short Duration High Income Fund

Class A
	Pershing LLC	Jersey City, NJ	158,034	30.30%
	National Financial Services LLC	Jersey City, NJ	75,812	14.53%
	LPL Financial	San Diego, CA	47,022	9.01%
	American Enterprise Investment Svc	Minneapolis, MN	45,848	8.79%
	US Bancorp Investments Inc.	Burnsville, MN	32,779	6.28%
	US Bancorp Investments Inc.	Burnsville, MN	27,313	5.23%
Class I
	National Financial Services LLC	Jersey City, NJ	2,210,722	58.83%
	Charles Schwab & Co, Inc.	San Francisco, CA	428,450	11.40%
	American Enterprise Investment Svc	Minneapolis, MN	398,548	10.60%
	SEI Private Trust Company	Oaks, PA	297,365	7.91%

Eaton Vance Short Duration Strategic Income Fund

Class A
	National Financial Services LLC	Jersey City, NJ	14,169,461	17.54%
	Pershing LLC	Jersey City, NJ	10,944,540	13.55%
	Wells Fargo Clearing Services LLC	St. Louis, MO	10,681,483	13.22%
	American Enterprise Investment Svc	Minneapolis, MN	5,559,694	6.88%
	Morgan Stanley Smith Barney	Jersey City, NJ	4,956,452	6.13%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,205,249	5.20%
Class B
	Wells Fargo Clearing Services LLC	St. Louis, MO	281,293	25.54%
	National Financial Services LLC	Jersey City, NJ	274,617	24.94%
	Pershing LLC	Jersey City, NJ	196,752	17.86%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	83,511	7.58%
	American Enterprise Investment Svc	Minneapolis, MN	71,804	6.52%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	12,894,151	20.37%
	Pershing LLC	Jersey City, NJ	8,356,878	13.20%
	Raymond James	St. Petersburg, FL	7,297,916	11.53%
	National Financial Services LLC	Jersey City, NJ	6,796,466	10.74%
	Morgan Stanley Smith Barney	Jersey City, NJ	5,131,985	8.11%
	American Enterprise Investment Svc	Minneapolis, MN	4,780,561	7.55%
	LPL Financial	San Diego, CA	4,379,675	6.92%

B-23

Address	Amount of Securities Owned	Percentage Owned

Class I
	American Enterprise Investment Svc	Minneapolis, MN	31,126,521	18.61%
	Wells Fargo Clearing Services LLC	St. Louis, MO	22,151,986	13.24%
	National Financial Services LLC	Jersey City, NJ	18,973,094	11.34%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	15,977,212	9.55%
	LPL Financial	San Diego, CA	14,537,338	8.69%
	Morgan Stanley Smith Barney	Jersey City, NJ	13,992,282	8.36%
	Pershing LLC	Jersey City, NJ	13,038,059	7.79%
	UBS WM USA	Weehawken, NJ	9,341,388	5.58%
Class R
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	111,817	33.26%
	Voya Retirement Insurance and Annuity Company	Windsor, CT	70,562	20.99%
	Capital Bank & Trust Company	Greenwood Village, CO	30,477	9.06%
	Pershing LLC	Jersey City, NJ	24,508	7.29%

Eaton Vance Stock Fund

Class A
	National Financial Services LLC	Jersey City, NJ	434,456	15.82%
	Wells Fargo Clearing Services LLC	St. Louis, MO	390,594	14.22%
	Raymond James	St. Petersburg, FL	297,469	10.83%
	Pershing LLC	Jersey City, NJ	252,508	9.19%
	American Enterprise Investment Svc	Minneapolis, MN	169,406	6.17%
	Charles Schwab & Co, Inc.	San Francisco, CA	163,273	5.94%
	Edward D Jones & Co.	St. Louis, MO	160,131	5.83%
Class C
	RBC Capital Markets LLC	Minneapolis, MN	201,741	24.76%
	Pershing LLC	Jersey City, NJ	173,141	21.25%
	Wells Fargo Clearing Services LLC	St. Louis, MO	111,889	13.73%
	Raymond James	St. Petersburg, FL	74,481	9.14%
	LPL Financial	San Diego, CA	51,207	6.28%
	National Financial Services LLC	Jersey City, NJ	49,254	6.04%
Class I
	American Enterprise Investment Svc	Minneapolis, MN	586,971	32.11%
	Charles Schwab & Co, Inc.	San Francisco, CA	298,141	16.31%
	Wells Fargo Clearing Services LLC	St. Louis, MO	188,078	10.28%
	Pershing LLC	Jersey City, NJ	187,369	10.25%
	National Financial Services LLC	Jersey City, NJ	177,985	9.73%
	LPL Financial	San Diego, CA	126,004	6.89%

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Class A
	Pershing LLC	Jersey City, NJ	1,877,324	14.08%
	National Financial Services LLC	Jersey City, NJ	1,597,556	11.98%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,163,359	8.72%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,067,274	8.00%
	LPL Financial	San Diego, CA	981,081	7.36%
	UBS WM USA	Weehawken, NJ	685,124	5.13%
Class B
	Pershing LLC	Jersey City, NJ	15,950	25.71%
	National Financial Services LLC	Jersey City, NJ	6,446	10.39%
	Wells Fargo Clearing Services LLC	St. Louis, MO	6,165	9.93%
Class C
	Pershing LLC	Jersey City, NJ	1,221,671	15.04%
	Wells Fargo Clearing Services LLC	St. Louis, MO	973,482	11.99%
	National Financial Services LLC	Jersey City, NJ	757,751	9.33%
	LPL Financial	San Diego, CA	736,125	9.06%
	Morgan Stanley Smith Barney	Jersey City, NJ	561,482	6.91%
Class I
	Wells Fargo Clearing Services LLC	St. Louis, MO	592,698	20.66%
	Pershing LLC	Jersey City, NJ	469,394	16.36%
	LPL Financial	San Diego, CA	413,060	14.39%
	National Financial Services LLC	Jersey City, NJ	329,678	11.49%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	203,941	7.10%
	SEI Private Trust Company	Oaks, PA	182,213	6.35%

B-24

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Tax-Managed Global Dividend Income Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,744,110	14.11%
	National Financial Services LLC	Jersey City, NJ	3,375,342	12.72%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,902,877	10.94%
	Pershing LLC	Jersey City, NJ	2,654,572	10.00%
	Edward D Jones & Co.	St. Louis MO	2,428,604	9.15%
	American Enterprise Investment Svc	Minneapolis, MN	1,624,035	6.12%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,442,748	5.43%
Class B
	Wells Fargo Clearing Services LLC	St. Louis, MO	62,044	20.49%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	56,202	18.56%
	Pershing LLC	Jersey City, NJ	44,252	14.62%
	American Enterprise Investment Svc	Minneapolis, MN	38,044	12.56%
	UBS WM USA	Weehawken, NJ	23,751	7.84%
	Edward D Jones & Co.	St. Louis MO	22,116	7.30%
	LPL Financial	San Diego, CA	18,350	6.06%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	3,477,964	21.23%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,772,234	10.81%
	Raymond James	St. Petersburg, FL	1,586,452	9.68%
	Pershing LLC	Jersey City, NJ	1,546,487	9.44%
	National Financial Services LLC	Jersey City, NJ	1,313,156	8.01%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,246,168	7.60%
	LPL Financial	San Diego, CA	874,478	5.33%
Class I
	American Enterprise Investment Svc	Minneapolis, MN	3,103,092	20.44%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,965,209	19.54%
	Pershing LLC	Jersey City, NJ	1,573,668	10.37%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,406,487	9.26%
	LPL Financial	San Diego, CA	1,285,818	8.47%
	National Financial Services LLC	Jersey City, NJ	1,144,986	7.54%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,071,138	7.05%

Eaton Vance Tax-Managed Growth Fund 1.1

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,450,352	14.54%
	Wells Fargo Clearing Services LLC	St. Louis, MO	3,108,128	13.10%
	National Financial Services LLC	Jersey City, NJ	2,320,446	9.78%
	Pershing LLC	Jersey City, NJ	1,806,635	7.61%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,583,170	6.67%
Class B
	National Financial Services LLC	Jersey City, NJ	3,545	12.77%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,344	8.44%
	Pershing LLC	Jersey City, NJ	1,554	5.60%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	671,010	13.52%
	Morgan Stanley Smith Barney	Jersey City, NJ	541,297	10.91%
	Pershing LLC	Jersey City, NJ	429,222	8.65%
	National Financial Services LLC	Jersey City, NJ	416,797	8.40%
	UBS WM USA	Weehawken, NJ	350,013	7.05%
	Raymond James	St. Petersburg, FL	331,041	6.67%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	463,976	17.73%
	National Financial Services LLC	Jersey City, NJ	364,321	13.92%
	Wells Fargo Clearing Services LLC	St. Louis, MO	247,015	9.44%
	LPL Financial	San Diego, CA	217,217	8.30%
	Morgan Stanley Smith Barney	Jersey City, NJ	208,343	7.96%
	UBS WM USA	Weehawken, NJ	160,960	6.15%
	Raymond James	St. Petersburg, FL	154,856	5.91%
	Pershing LLC	Jersey City, NJ	142,085	5.43%

B-25

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Tax-Managed Growth Fund 1.2

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	3,262,373	15.88%
	Pershing LLC	Jersey City, NJ	2,372,033	11.54%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,221,054	10.81%
	National Financial Services LLC	Jersey City, NJ	1,562,446	7.60%
	American Enterprise Investment Svc	Minneapolis, MN	1,520,092	7.40%
	Raymond James	St. Petersburg, FL	1,285,227	6.25%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,028,642	5.00%
Class B
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10,744	18.95%
	Pershing LLC	Jersey City, NJ	7,549	13.31%
	American Enterprise Investment Svc	Minneapolis, MN	4,524	7.98%
	National Financial Services LLC	Jersey City, NJ	3,877	6.84%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,960	5.22%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,259,673	17.86%
	Pershing LLC	Jersey City, NJ	765,076	10.85%
	National Financial Services LLC	Jersey City, NJ	701,316	9.94%
	Morgan Stanley Smith Barney	Jersey City, NJ	669,666	9.49%
	Raymond James	St. Petersburg, FL	602,769	8.54%
	LPL Financial	San Diego, CA	462,607	6.56%
Class I
	Pershing LLC	Jersey City, NJ	757,164	12.71%
	Wells Fargo Clearing Services LLC	St. Louis, MO	751,777	12.62%
	American Enterprise Investment Svc	Minneapolis, MN	743,600	12.48%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	596,165	10.01%
	National Financial Services LLC	Jersey City, NJ	567,684	9.53%
	LPL Financial	San Diego, CA	496,577	8.33%
	Morgan Stanley Smith Barney	Jersey City, NJ	375,518	6.30%
	UBS WM USA	Weehawken, NJ	348,876	5.85%
	Raymond James	St. Petersburg, FL	330,592	5.55%
	Charles Schwab & Co, Inc.	San Francisco, CA	306,675	5.14%

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Class A
	Pershing LLC	Jersey City, NJ	283,656	12.97%
	Wells Fargo Clearing Services LLC	St. Louis, MO	281,726	12.88%
	LPL Financial	San Diego, CA	229,767	10.51%
	American Enterprise Investment Svc	Minneapolis, MN	184,408	8.43%
	Raymond James	St. Petersburg, FL	160,972	7.36%
	National Financial Services LLC	Jersey City, NJ	154,129	7.05%
	UBS WM USA	Weehawken, NJ	115,691	5.29%
Class C
	LPL Financial	San Diego, CA	191,135	19.32%
	Raymond James	St. Petersburg, FL	145,962	14.76%
	Pershing LLC	Jersey City, NJ	121,697	12.30%
	Wells Fargo Clearing Services LLC	St. Louis, MO	84,746	8.56%

Eaton Vance Tax-Managed Small-Cap Fund

Class A
	Pershing LLC	Jersey City, NJ	327,547	10.97%
	National Financial Services LLC	Jersey City, NJ	307,933	10.31%
	Charles Schwab & Co, Inc.	San Francisco, CA	237,735	7.96%
	UBS WM USA	Weehawken, NJ	237,173	7.94%
	Wells Fargo Clearing Services LLC	St. Louis, MO	225,831	7.56%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	212,150	7.10%
	LPL Financial	San Diego, CA	188,221	6.30%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	184,615	19.76%
	National Financial Services LLC	Jersey City, NJ	103,227	11.05%
	Pershing LLC	Jersey City, NJ	86,662	9.28%
	Raymond James	St. Petersburg, FL	80,179	8.58%

B-26

Address	Amount of Securities Owned	Percentage Owned

Class I
	Wells Fargo Clearing Services LLC	St. Louis, MO	115,051	13.61%
	American Enterprise Investment Svc	Minneapolis, MN	105,203	12.45%
	SEI Private Trust Company	Oaks, PA	84,497	10.00%
	Pershing LLC	Jersey City, NJ	79,818	9.44%
	National Financial Services LLC	Jersey City, NJ	66,206	7.83%
	LPL Financial	San Diego, CA	65,957	7.80%
	Raymond James	St. Petersburg, FL	61,846	7.32%
	SEI Private Trust Company	Oaks, PA	54,990	6.50%

Eaton Vance Tax-Managed Value Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,664,106	13.98%
	National Financial Services LLC	Jersey City, NJ	1,345,585	11.30%
	Pershing LLC	Jersey City, NJ	1,229,391	10.33%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,179,595	9.91%
	Raymond James	St. Petersburg, FL	645,194	5.42%
	LPL Financial	San Diego, CA	653,789	5.49%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	638,272	14.08%
	National Financial Services LLC	Jersey City, NJ	550,282	12.14%
	Pershing LLC	Jersey City, NJ	549,253	12.12%
	Morgan Stanley Smith Barney	Jersey City, NJ	435,889	9.61%
	Raymond James	St. Petersburg, FL	379,602	8.37%
	LPL Financial	San Diego, CA	302,149	6.66%
	UBS WM USA	Weehawken, NJ	258,420	5.70%
Class I
	Pershing LLC	Jersey City, NJ	816,494	13.70%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	777,645	13.05%
	American Enterprise Investment Svc	Minneapolis, MN	688,202	11.55%
	Wells Fargo Clearing Services LLC	St. Louis, MO	588,400	9.87%
	LPL Financial	San Diego, CA	586,422	9.84%
	National Financial Services LLC	Jersey City, NJ	539,084	9.04%
	Morgan Stanley Smith Barney	Jersey City, NJ	481,136	8.07%
	Charles Schwab & Co, Inc.	San Francisco, CA	413,523	6.94%
	UBS WM USA	Weehawken, NJ	392,330	6.58%

Parametric Commodity Strategy Fund

Institutional Class
National Financial Services LLC	Jersey City, NJ	24,305,275	44.52%
Charles Schwab & Co, Inc.	San Francisco, CA	22,538,675	41.28%
Investor Class
Charles Schwab & Co, Inc.	San Francisco, CA	2,562,122	64.77%
National Financial Services LLC	Jersey City, NJ	1,029,977	26.03%
TD Ameritrade	Omaha, NE	209,368	5.29%

Parametric Dividend Income Fund

Institutional Class
National Financial Services LLC	Jersey City, NJ	767,466	27.11%
SEI Private Trust Company	Oaks, PA	679,571	24.00%
SEI Private Trust Company	Oaks, PA	531,674	18.78%
Eaton Vance Management*	Boston, MA	200,299	7.07%
TD Ameritrade	Omaha, NE	196,009	6.92%
SEI Private Trust Company	Oaks, PA	183,795	6.49%
Investor Class
National Financial Services LLC	Jersey City, NJ	245,159	55.65%
LPL Financial	San Diego, CA	159,676	36.24%
TD Ameritrade	Omaha, NE	25,683	5.83%

Parametric Emerging Markets Fund

Class C
	Charles Schwab & Co, Inc.	San Francisco, CA	88,409	15.44%
	Morgan Stanley Smith Barney	Jersey City, NJ	82,879	14.47%
	Pershing LLC	Jersey City, NJ	77,174	13.47%
	Raymond James	St. Petersburg, FL	75,703	13.22%
	American Enterprise Investment Svc	Minneapolis, MN	38,334	6.69%
	Wells Fargo Clearing Services LLC	St. Louis, MO	37,857	6.61%

B-27

Address	Amount of Securities Owned	Percentage Owned

Class R6
Alaska Retirement Management Board	Juneau, AK	5,912,071	30.12%
National Financial Services LLC	Jersey City, NJ	5,018,676	25.57%
Hofstra University	Hempstead, NY	1,293,791	6.59%
Institutional Class
National Financial Services LLC	Jersey City, NJ	24,456,046	21.59%
Charles Schwab & Co, Inc.	San Francisco, CA	22,229,434	19.62%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	15,683,202	13.84%
Pershing LLC	Jersey City, NJ	6,558,787	5.79%
Investor Class
National Financial Services LLC	Jersey City, NJ	9,456,602	49.87%
Charles Schwab & Co, Inc.	San Francisco, CA	3,242,914	17.10%
Pershing LLC	Jersey City, NJ	2,109,337	11.12%

Parametric International Equity Fund

Class R
	State Street Bank	Boston, MA	72,562	86.95%
	FIIOC	Covington, KY	7,644	9.15%
Class R6
	US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	1,911,096	31.60%
	EVTC Collective Investment Trust FBO EMP Benefit Plans Moderate Fund**	Boston, MA	1,248,405	20.64%
	Charles Schwab & Co, Inc.	San Francisco, CA	707,175	11.69%
	US Charitable Gift Trust Donor Advised Fund - Growth Fund	Boston, MA	558,444	9.23%
	State Street Bank	Boston, MA	363,402	6.00%
Institutional Class
	Charles Schwab & Co, Inc.	San Francisco, CA	1,394,953	21.00%
	National Financial Services LLC	Jersey City, NJ	1,242,134	18.70%
	Raymond James	St. Petersburg, FL	937,246	14.11%
	SEI Private Trust Company	Oaks, PA	720,660	10.85%
	LPL Financial	San Diego, CA	420,524	6.33%
Investor Class
	National Financial Services LLC	Jersey City, NJ	1,223,746	26.47%
	Charles Schwab & Co, Inc.	San Francisco, CA	544,570	11.78%
	Pershing LLC	Jersey City, NJ	530,725	11.48%
	LPL Financial	San Diego, CA	496,654	10.74%

Parametric Tax-Managed International Equity Fund

Class C
Wells Fargo Clearing Services LLC	St. Louis, MO	100,335	15.31%
Pershing LLC	Jersey City, NJ	72,812	11.11%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	62,425	9.53%
National Financial Services LLC	Jersey City, NJ	55,232	8.43%
Raymond James	St. Petersburg, FL	49,763	7.59%
Institutional Class
Pershing LLC	Jersey City, NJ	161,206	16.29%
National Financial Services LLC	Jersey City, NJ	136,104	13.75%
American Enterprise Investment Svc	Minneapolis, MN	125,750	12.70%
SEI Private Trust Company	Oaks, PA	115,575	11.67%
Charles Schwab & Co, Inc.	San Francisco, CA	109,808	11.09%
Wells Fargo Clearing Services LLC	St. Louis, MO	98,347	9.93%
UBS WM USA	Weehawken, NJ	97,554	9.85%
Investor Class
Pershing LLC	Jersey City, NJ	243,293	13.66%
UBS WM USA	Weehawken, NJ	200,158	11.24%
Wells Fargo Clearing Services LLC	St. Louis, MO	157,259	8.83%
National Financial Services LLC	Jersey City, NJ	143,243	8.04%
LPL Financial	San Diego, CA	133,204	7.48%
Raymond James	St. Petersburg, FL	116,549	6.54%
Charles Schwab & Co, Inc.	San Francisco, CA	110,403	6.20%

Parametric Volatility Risk Premium – Defensive Fund

Institutional Class
Northern Trust	Chicago, IL	5,159,905	17.14%
National Financial Services LLC	Jersey City, NJ	4,344,264	14.43%
Charles Schwab & Co, Inc.	San Francisco, CA	3,611,793	12.00%

B-28

Eaton Vance Series Fund, Inc.

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Emerging Markets Debt Opportunities Fund

Class A
Pershing LLC	Jersey City, NJ	234,811	45.43%
LPL Financial	San Diego, CA	91,311	17.67%
Raymond James	St. Petersburg, FL	68,998	13.35%
TD Ameritrade	Omaha, NE	65,701	12.71%
D.A. Davidson & Co.	Great Falls, MT	40,600	7.85%
Class I
LPL Financial	San Diego, CA	1,237,532	35.20%
TD Ameritrade	Omaha, NE	551,240	15.68%
Pershing LLC	Jersey City, NJ	402,532	11.45%
UBS WM USA	Weehawken, NJ	337,658	9.60%
Raymond James	St. Petersburg, FL	312,159	8.88%
National Financial Services LLC	Jersey City, NJ	282,048	8.02%
Charles Schwab & Co., Inc.	San Francisco, CA	248,358	7.06&
Class R6
Eaton Vance Short Duration Strategic Income Fund*	Boston, MA	6,323,809	77.14%
US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	969,607	11.82%
EVTC Collective Investment Trust**	Boston, MA	627,451	7.65%

Eaton Vance Series Trust

Eaton Vance Tax-Managed Growth Fund 1.0

N/A	N/A	N/A	N/A

Eaton Vance Series Trust II

Eaton Vance Income Fund of Boston

Class A
	National Financial Services LLC	Jersey City, NJ	49,238,008	30.81%
	Pershing LLC	Jersey City, NJ	13,540,041	8.47%
	Wells Fargo Clearing Services LLC	St. Louis, MO	11,176,110	6.99%
	Charles Schwab & Co., Inc.	San Francisco, CA	8,392,959	5.25%
Class B
	Wells Fargo Clearing Services LLC	St. Louis, MO	200,592	28.23%
	Pershing LLC	Jersey City, NJ	143,470	20.19%
	National Financial Services LLC	Jersey City, NJ	70,497	9.92%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	39,290	5.52%
	LPL Financial	San Diego, CA	39,356	5.53%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	6,394,570	18.00%
	Morgan Stanley Smith Barney	Jersey City, NJ	3,720,467	10.47%
	Pershing LLC	Jersey City, NJ	3,637,581	10.23%
	National Financial Services LLC	Jersey City, NJ	3,309,496	9.31%
	LPL Financial	San Diego, CA	2,867,743	8.07%
	Charles Schwab & Co., Inc.	San Francisco, CA	2,449,157	6.89%
	Raymond James	St. Petersburg, FL	2,015,708	5.67%
	UBS WM USA	Weehawken, NJ	2,024,121	5.69%
Class I
	Goldman Sachs & Co.	Salt Lake City, UT	115,915,806	18.22%
	Wells Fargo Clearing Services LLC	St. Louis, MO	115,675,724	18.19%
	Edward D. Jones & Co.	St. Louis, MO	105,861,952	16.64%
	Morgan Stanley Smith Barney	Jersey City, NJ	67,241,355	10.57%
	National Financial Services LLC	Jersey City, NJ	48,687,819	7.65%
Class R
	Hartford Life Insurance Company	Windsor, CT	3,315,809	44.26%
	Massachusetts Mutual Life Insurance Company	Springfield, MA	716,767	9.56%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	632,593	8.44%
	Reliance Trust Co.	Atlanta, GA	492,379	6.57%
Class R6
	National Financial Services LLC	Jersey City, NJ	9,808,764	27.14%
	Voya Retirement Insurance and Annuity Company	Windsor, CT	6,502,052	17.99%
	Charles Schwab & Co., Inc.	San Francisco, CA	3,783,463	10.47%
	The Lincoln National Life Insurance Company	Fort Wayne, IN	3,696,069	10.23%
	EVTC Collective Investment Trust FBO EMP Benefit Plans Moderate Fund**	Boston, MA	2,284,259	6.32%

B-29

Address	Amount of Securities Owned	Percentage Owned

Parametric Tax-Managed Emerging Markets Fund

Institutional Class
National Financial Services LLC	Jersey City, NJ	19,609,258	29.32%
Charles Schwab & Co., Inc.	San Francisco, CA	14,245,851	21.30%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	4,377,615	6.54%

Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund

Class A
	National Financial Services LLC	Jersey City, NJ	5,145,353	14.44%
	Wells Fargo Clearing Services LLC	St. Louis, MO	4,342,401	12.18%
	Pershing LLC	Jersey City, NJ	2,988,938	8.39%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,193,634	6.15%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,038,355	5.72%
	JP Morgan Securities LLC	Brooklyn, NY	1,849,360	5.19%
Class B
	Wells Fargo Clearing Services LLC	St. Louis, MO	57,002	21.22%
	Pershing LLC	Jersey City, NJ	45,447	16.92%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	45,094	16.79%
	National Financial Services LLC	Jersey City, NJ	31,932	11.88%
	American Enterprise Investment Services	Minneapolis, MN	31,061	11.56%
	RBC Capital Markets LLC	Minneapolis, MN	22,547	8.39%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	8,249,653	31.03%
	American Enterprise Investment Services	Minneapolis, MN	3,294,633	12.39%
	Pershing LLC	Jersey City, NJ	3,200,023	12.03%
	Raymond James	St. Petersburg, FL	2,347,038	8.82%
	National Financial Services LLC	Jersey City, NJ	2,269,506	8.53%
Class I
	American Enterprise Investment Services	Minneapolis, MN	4,730,255	19.64%
	Wells Fargo Clearing Services LLC	St. Louis, MO	3,768,699	15.64%
	Pershing LLC	Jersey City, NJ	2,908,842	12.07%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,888,565	11.99%
	National Financial Services LLC	Jersey City, NJ	2,226,070	9.24%
	LPL Financial	San Diego, CA	2,233,643	9.27%
	Raymond James	St. Petersburg, FL	1,940,095	8.05%
	UBS WM USA	Weehawken, NJ	1,633,329	6.78%
Class R
	Sammons Financial Network LLC	West Des Moines, IA	136,547	71.99%
	Matrix Trust Company	Denver, CO	47,939	25.27%
Class R6
	Charles Schwab & Co., Inc.	San Francisco, CA	2,876,897	98.93%

Eaton Vance Commodity Strategy Fund

Class A
	Pershing LLC	Jersey City, NJ	427,338	30.61%
	Morgan Stanley Smith Barney	Jersey City, NJ	375,546	26.90%
	Raymond James	St. Petersburg, FL	107,957	7.73%
	National Financial Services LLC	Jersey City, NJ	80,420	5.76%
	Charles Schwab & Co., Inc.	San Francisco, CA	79,477	5.69%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	124,708	28.97%
	Raymond James	St. Petersburg, FL	62,241	14.46%
	LPL Financial	San Diego, CA	49,192	11.43%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	47,794	11.10%
	UBS WM USA	Weehawken, NJ	36,006	8.36%
Class I
	National Financial Services LLC	Jersey City, NJ	726,496	35.36%
	Morgan Stanley Smith Barney	Jersey City, NJ	436,246	21.23%
	UBS WM USA	Weehawken, NJ	241,030	11.73%
	Pershing LLC	Jersey City, NJ	152,033	7.40%

B-30

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Core Bond Fund

Class A
	National Financial Services LLC	Jersey City, NJ	1,739,181	36.76%
	Raymond James	St. Petersburg, FL	1,650,931	34.89%
	Pershing LLC	Jersey City, NJ	374,076	7.90%
Class I
	US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	3,878,916	29.94%
	EVTC Collective Investment Trust**	Boston, MA	2,510,131	19.37%
	US Charitable Gift Trust Donor Advised Fund - Gift Preservation Fund	Boston, MA	1,304,257	10.06%
	American Enterprise Investment Services	Minneapolis, MN	1,156,162	8.92%
	US Charitable Gift Trust Donor Advised Fund - Income Fund	Boston, MA	899,748	6.94%

Eaton Vance Dividend Builder Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	5,214,398	11.77%
	National Financial Services LLC	Jersey City, NJ	4,579,200	10.34%
	Pershing LLC	Jersey City, NJ	3,211,986	7.25%
	Wells Fargo Clearing Services LLC	St. Louis, MO	3,154,595	7.12%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,655,511	5.99%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	1,281,493	14.11%
	Pershing LLC	Jersey City, NJ	1,170,023	12.88%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,110,427	12.23%
	National Financial Services LLC	Jersey City, NJ	743,066	8.18%
	Raymond James	St. Petersburg, FL	680,931	7.50%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	654,928	7.21%
	American Enterprise Investment Services	Minneapolis, MN	599,275	6.60%
	Charles Schwab & Co., Inc.	San Francisco, CA	478,669	5.27%
Class I
	UBS WM USA	Weehawken, NJ	2,126,522	19.61%
	American Enterprise Investment Services	Minneapolis, MN	2,030,700	18.72%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,022,063	9.42%
	Wells Fargo Clearing Services LLC	St. Louis, MO	950,053	8.76%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	937,828	8.64%
	National Financial Services LLC	Jersey City, NJ	742,745	6.85%
	Pershing LLC	Jersey City, NJ	575,657	5.30%

Eaton Vance Greater India Fund

Class A
	National Financial Services LLC	Jersey City, NJ	856,225	17.01%
	Pershing LLC	Jersey City, NJ	544,711	10.82%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	482,889	9.59%
	Charles Schwab & Co., Inc.	San Francisco, CA	466,675	9.27%
	Morgan Stanley Smith Barney	Jersey City, NJ	446,843	8.87%
	Wells Fargo Clearing Services LLC	St. Louis, MO	356,814	7.08%
	TD Ameritrade	Omaha, NE	266,045	5.28%
Class B
	Pershing LLC	Jersey City, NJ	11,109	30.05%
	National Financial Services LLC	Jersey City, NJ	9,381	25.37%
	American Enterprise Investment Services	Minneapolis, MN	4,145	11.21%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,491	6.73%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,121	5.73%
Class C
	Wells Fargo Clearing Services LLC	St. Louis, MO	208,269	23.83%
	Morgan Stanley Smith Barney	Jersey City, NJ	135,780	15.53%
	National Financial Services LLC	Jersey City, NJ	96,746	11.07%
	Pershing LLC	Jersey City, NJ	93,454	10.69%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	68,813	7.87%
	LPL Financial	San Diego, CA	46,315	5.30%
Class I
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	243,166	19.58%
	UBS WM USA	Weehawken, NJ	208,706	16.80%
	Morgan Stanley Smith Barney	Jersey City, NJ	163,947	13.20%
	Pershing LLC	Jersey City, NJ	114,665	9.23%
	Raymond James	St. Petersburg, FL	102,872	8.28%
	National Financial Services LLC	Jersey City, NJ	87,240	7.02%
	Wells Fargo Clearing Services LLC	St. Louis, MO	84,710	6.82%
	LPL Financial	San Diego, CA	69,103	5.56%

B-31

Address	Amount of Securities Owned	Percentage Owned

Eaton Vance Growth Fund

Class A
	National Financial Services LLC	Jersey City, NJ	989,711	13.06%
	Wells Fargo Clearing Services LLC	St. Louis, MO	768,118	10.14%
	Pershing LLC	Jersey City, NJ	481,775	6.36%
	Morgan Stanley Smith Barney	Jersey City, NJ	421,327	5.56%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	390,507	5.15%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	241,856	14.27%
	Wells Fargo Clearing Services LLC	St. Louis, MO	225,123	13.29%
	Pershing LLC	Jersey City, NJ	159,273	9.40%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	127,391	7.52%
	National Financial Services LLC	Jersey City, NJ	123,389	7.28%
	Raymond James	St. Petersburg, FL	109,607	6.47%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	1,058,017	36.64%
	Morgan Stanley Smith Barney	Jersey City, NJ	432,517	14.97%
	National Financial Services LLC	Jersey City, NJ	321,519	11.13%
	American Enterprise Investment Services	Minneapolis, MN	210,196	7.27%
Class R
	Massachusetts Mutual Life Insurance Company	Springfield, MA	47,544	37.65%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	34,982	27.70%
	Massachusetts Mutual Life Insurance Company	Springfield, MA	15,501	12.27%
	AXA Equitable Life	Secaucus, NJ	13,966	11.06%
	Matrix Trust Company	Denver, CO	7,492	5.93%

Eaton Vance Hedged Stock Fund

Class A
	TD Ameritrade	Omaha, NE	256,326	17.90%
	Pershing LLC	Jersey City, NJ	224,248	15.66%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	219,744	15.35%
	Wells Fargo Clearing Services LLC	St. Louis, MO	187,065	13.06%
	National Financial Services LLC	Jersey City, NJ	140,652	9.82%
	LPL Financial	San Diego, CA	84,076	5.87%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	131,400	23.86%
	Wells Fargo Clearing Services LLC	St. Louis, MO	106,076	19.26%
	Pershing LLC	Jersey City, NJ	50,979	9.25%
	American Enterprise Investment Services	Minneapolis, MN	45,980	8.34%
	LPL Financial	San Diego, CA	46,176	8.38%
	Raymond James	St. Petersburg, FL	43,529	7.90%
	National Financial Services LLC	Jersey City, NJ	29,428	5.34%
Class I
	LPL Financial	San Diego, CA	573,622	31.05%
	American Enterprise Investment Services	Minneapolis, MN	238,530	12.91%
	Charles Schwab & Co., Inc.	San Francisco, CA	228,808	12.38%
	Wells Fargo Clearing Services LLC	St. Louis, MO	184,954	10.01%
	TD Ameritrade	Omaha, NE	122,667	6.64%
	National Financial Services LLC	Jersey City, NJ	96,210	5.20%
	UBS WM USA	Weehawken, NJ	92,360	5.00%

Eaton Vance Large-Cap Value Fund

Class A
	National Financial Services LLC	Jersey City, NJ	4,600,278	13.48%
	Pershing LLC	Jersey City, NJ	3,831,627	11.23%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	3,078,707	9.02%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,933,801	5.66%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	2,000,684	18.42%
	Raymond James	St. Petersburg, FL	1,149,593	10.58%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,125,567	10.36%
	Wells Fargo Clearing Services LLC	St. Louis, MO	968,232	8.91%
	LPL Financial	San Diego, CA	941,015	8.66%
	UBS WM USA	Weehawken, NJ	918,542	8.46%
	Pershing LLC	Jersey City, NJ	842,771	7.76%
	National Financial Services LLC	Jersey City, NJ	710,495	6.54%

B-32

Address	Amount of Securities Owned	Percentage Owned

Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	9,406,056	23.18%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	7,505,068	18.50%
	UBS WM USA	Weehawken, NJ	6,377,347	15.72%
	Pershing LLC	Jersey City, NJ	2,888,585	7.12%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,724,146	6.71%
	National Financial Services LLC	Jersey City, NJ	2,517,137	6.20%
Class R
	Hartford Life Insurance Company	Windsor, CT	1,022,207	27.90%
	Voya Institutional Trust Company	Windsor, CT	719,256	19.63%
	Voya Retirement Insurance and Annuity Company	Windsor, CT	471,597	12.87%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	280,244	7.65%
	Reliance Trust Company	Atlanta, GA	206,951	5.64%
Class R6
	TIAA	St. Louis, MO	6,545,133	65.68%
	Great-West Trust Company LLC	Greenwood Village, CO	1,532,531	15.37%
	Charles Schwab & Co., Inc.	San Francisco, CA	977,852	9.81%

Eaton Vance Multisector Income Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,339,279	22.82%
	Morgan Stanley Smith Barney	Jersey City, NJ	927,225	15.80%
	National Financial Services LLC	Jersey City, NJ	511,273	8.71%
	Charles Schwab & Co., Inc.	San Francisco, CA	438,126	7.46%
	Wells Fargo Clearing Services LLC	St. Louis, MO	422,155	7.19%
	American Enterprise Investment Services	Minneapolis, MN	353,359	6.02%
	Pershing LLC	Jersey City, NJ	349,377	5.95%
	Raymond James	St. Petersburg, FL	316,792	5.39%
Class C
	Morgan Stanley Smith Barney	Jersey City, NJ	1,331,954	18.14%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	1,059,087	14.42%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,001,699	13.64%
	Pershing LLC	Jersey City, NJ	785,087	10.69%
	American Enterprise Investment Services	Minneapolis, MN	608,368	8.28%
	Raymond James	St. Petersburg, FL	575,113	7.83%
	LPL Financial	San Diego, CA	535,179	7.29%
	National Financial Services LLC	Jersey City, NJ	422,608	5.75%
Class I
	Morgan Stanley Smith Barney	Jersey City, NJ	3,830,472	14.38%
	American Enterprise Investment Services	Minneapolis, MN	3,698,591	13.88%
	UBS WM USA	Weehawken, NJ	2,893,633	10.86%
	National Financial Services LLC	Jersey City, NJ	2,817,067	10.57%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	2,808,873	10.54%
	Raymond James	St. Petersburg, FL	2,550,654	9.57%
	LPL Financial	San Diego, CA	2,043,354	7.67%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,609,314	6.04%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,374,103	5.15%
Class R
	Sammons Financial Network LLC	West Des Moines, IA	102,659	99.32%
Class R6
	US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	835,676	44.28%
	EVTC Collective Investment Trust**	Boston, MA	542,298	28.73%
	Charles Schwab & Co., Inc.	San Francisco, CA	329,405	17.45%
	US Charitable Gift Trust Donor Advised Fund - Income Fund	Boston, MA	176,534	9.35%

Eaton Vance Real Estate Fund

Class A
	National Financial Services LLC	Jersey City, NJ	125,680	17.55%
	Pershing LLC	Jersey City, NJ	118,985	16.62%
	Raymond James	St. Petersburg, FL	80,669	11.26%
	Wells Fargo Clearing Services LLC	St. Louis, MO	78,831	11.01%
	Charles Schwab & Co., Inc.	San Francisco, CA	68,791	9.61%

B-33

		Address	Amount of Securities Owned	Percentage Owned
Class I
	US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	621,820	18.96%
	Charles Schwab & Co., Inc.	San Francisco, CA	600,134	18.30%
	EVTC Collective Investment Trust FBO EMP Benefit Plans Moderate Fund**	Boston, MA	405,358	12.36%
	Pershing LLC	Jersey City, NJ	345,976	10.55%
	US Charitable Gift Trust Donor Advised Fund - Growth Fund	Boston, MA	311,769	9.50%
	American Enterprise Investment Services	Minneapolis, MN	238,003	7.25%
	National Financial Services LLC	Jersey City, NJ	191,740	5.84%

Eaton Vance Short Duration Inflation-Protected Income Fund

Class A
	National Financial Services LLC	Jersey City, NJ	882,610	21.93%
	Pershing LLC	Jersey City, NJ	875,166	21.74%
	Charles Schwab & Co., Inc.	San Francisco, CA	622,391	15.46%
	LPL Financial	San Diego, CA	425,693	10.57%
	Wells Fargo Clearing Services LLC	St. Louis, MO	331,283	8.23%
Class C
	Pershing LLC	Jersey City, NJ	357,724	26.68%
	Wells Fargo Clearing Services LLC	St. Louis, MO	198,964	14.84%
	RBC Capital Markets LLC	Minneapolis, MN	179,679	13.40%
	Raymond James	St. Petersburg, FL	107,500	8.01%
	Morgan Stanley Smith Barney	Jersey City, NJ	98,170	7.32%
	National Financial Services LLC	Jersey City, NJ	85,065	6.34%
	American Enterprise Investment Services	Minneapolis, MN	78,468	5.85%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	9,046,643	30.23%
	American Enterprise Investment Services	Minneapolis, MN	3,857,011	12.89%
	LPL Financial	San Diego, CA	3,026,641	10.11%
	Morgan Stanley Smith Barney	Jersey City, NJ	2,796,492	9.34%
	Stifel Nicolaus & Co. Inc.	St. Louis, MO	2,030,180	6.78%

Eaton Vance Small-Cap Fund

Class A
	Wells Fargo Clearing Services LLC	St. Louis, MO	247,415	14.16%
	National Financial Services LLC	Jersey City, NJ	230,714	13.20%
	Pershing LLC	Jersey City, NJ	175,636	10.05%
	American Enterprise Investment Services	Minneapolis, MN	132,815	7.60%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	96,362	5.51%
Class C
	Raymond James	St. Petersburg, FL	136,635	18.11%
	Wells Fargo Clearing Services LLC	St. Louis, MO	120,908	16.03%
	Pershing LLC	Jersey City, NJ	96,544	12.80%
	LPL Financial	San Diego, CA	56,280	7.46%
	National Financial Services LLC	Jersey City, NJ	53,095	7.04%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	38,375	5.08%
	UBS WM USA	Weehawken, NJ	38,304	5.07%
Class I
	Charles Schwab & Co., Inc.	San Francisco, CA	1,103,088	36.97%
	SEI Private Trust Company	Oaks, PA	240,478	8.06%
	Raymond James	St. Petersburg, FL	237,682	7.96%
	Pershing LLC	Jersey City, NJ	226,264	7.58%
	National Financial Services LLC	Jersey City, NJ	203,945	6.83%
	American Enterprise Investment Services	Minneapolis, MN	191,041	6.40%
Class R
	Ascensus Trust Company	Fargo, ND	30,008	51.57%
	AXA Equitable Life	Secaucus, NJ	12,551	21.57%
	Ascensus Trust Company	Fargo, ND	4,201	7.22%
	Outwater & Pinkes Law Firm	Greenwood Village, CO	3,634	6.24%
	Ascensus Trust Company	Fargo, ND	3,162	5.43%

Eaton Vance Special Equities Fund

Class A
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	126,365	9.08%
	National Financial Services LLC	Jersey City, NJ	74,232	5.33%
	Wells Fargo Clearing Services LLC	St. Louis, MO	70,587	5.07%

B-34

Address	Amount of Securities Owned	Percentage Owned

Class C
	RBC Capital Markets LLC	Minneapolis, MN	23,468	21.64%
	Raymond James	St. Petersburg, FL	22,038	20.33%
	Wells Fargo Clearing Services LLC	St. Louis, MO	11,242	10.37%
	Pershing LLC	Jersey City, NJ	10,709	9.87%
	National Financial Services LLC	Jersey City, NJ	7,658	7.06%
Class I
	US Charitable Gift Trust Donor Advised Fund - Growth Fund	Boston, MA	175,713	38.77%
	US Charitable Gift Trust Donor Advised Fund - Growth & Income Fund	Boston, MA	87,637	19.33%
	EVTC Collective Investment Trust FBO EMP Benefit Plans Moderate Fund**	Boston, MA	56,435	12.45%
	American Enterprise Investment Services	Minneapolis, MN	23,562	5.19%

Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund

Class A
	National Financial Services LLC	Jersey City, NJ	72,935	97.78%
Class I
	Eaton Vance Management*	Boston, MA	521,913	47.47%
	Pershing LLC	Jersey City, NJ	230,797	20.99%
	LPL Financial	San Diego, CA	219,621	19.97%
	SEI Private Trust Company	Oaks, PA	77,348	7.03%

Eaton Vance Variable Trust

Eaton Vance VT Floating-Rate Income Fund

Adviser Class
The Lincoln National Life insurance Company	Fort Wayne, IN	373,163	82.84%
Symetra Life Insurance Company	Bellevue, WA	77,175	17.13%
Initial Class
Nationwide Life Insurance Co.	Columbus, OH	28,160,439	36.68%
IDS Life Insurance Co.	Minneapolis, MN	19,272,821	25.10%
Jefferson National Life Insurance Company	Louisville, KY	10,604,564	13.81%
GE Life and Annuity Assurance Co.	Richmond, VA	5,391,780	17.13%
Institutional Class
Eaton Vance Management*	Boston, MA	110	100.00%

Eaton Vance NextShares Trust

Eaton Vance Global Income Builder NextShares

Eaton Vance Management*	Boston, MA	580,906	96.82%

Eaton Vance Stock NextShares

Eaton Vance Management*	Boston, MA	932,613	98.17%

Eaton Vance NextShares Trust II

Eaton Vance Floating-Rate NextShares

Eaton Vance Management*	Boston, MA	498,000	94.86%

Eaton Vance Oaktree Diversified Credit NextShares

Wells Fargo Bank NA	Minneapolis, MN	2,500,000	48.78%
Eaton Vance Management*	Boston, MA	2,496,000	48.70%

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares

Eaton Vance Management*	Boston, MA	668,988	95.57%

*	As of the record date, Eaton Vance Management (“Eaton Vance”) and/or its affiliates own and/or have the power to vote (including where a Fund invests in Class I or Institutional Class Shares of another Fund or Funds) shares of certain Funds. Eaton Vance and its affiliates intend to vote such shares in the same proportion as those cast by other shareholders (unless otherwise required by the plan or agreement governing the shares), except in the case of Funds where Eaton Vance and/or its affiliates own 25% or more of the Fund’s outstanding shares as of the record date, as disclosed below. In the case of Funds where Eaton Vance and/or its affiliates own 25% or more of the Fund’s outstanding shares as of the record date, Eaton Vance and its affiliates intend to vote those shares in favor of Proposal 1 as they may already be deemed to control those Funds because of the size of their ownership interest. As disclosed below, in the case of certain Trusts, the favorable vote of Eaton Vance and/or its affiliates will be sufficient to result in the approval of Proposal 1.

**	Investment vehicle for profit sharing and retirement savings plans sponsored by EVM and certain of its affiliated entities.

B-35

As of July 2018, the current Trustees/Directors, nominees for Trustee/Director, and officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of a class of a Fund except as follows:

Fund/Class	Amount of Securities Owned	Percentage Owned

Eaton Vance Balanced Fund – Class R6	52827	1.80%
Eaton Vance Focused International Opportunities Fund – Class I	9577	2.64%
Eaton Vance Global Income Builder NextShares	9000	1.50%
Eaton Vance Global Small-Cap Equity Fund – Class I	27754	4.77%
Eaton Vance Growth Fund – Class I	90805	3.15%
Eaton Vance Hedged Stock Fund – Class I	59961	3.26%
Eaton Vance Hexavest International Equity Fund – Class I	30332	5.43%
Eaton Vance Multi-Strategy Absolute Return Fund – Class I	67653	3.71%
Eaton Vance Multisector Income Fund – Class R6	19742	1.05%
Eaton Vance Special Equities Fund – Class I	4604	1.02%
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	14,970	2.10%
Eaton Vance Tax-Managed Growth Fund 1.2 – Class I	66267	1.11%

As of July 17, 2018, Eaton Vance and/or its affiliates owned 25% or more of the outstanding shares of each Fund listed below:

Fund/Class	Amount of Securities Owned	Percentage Owned

Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund	522,954	44.54%
Eaton Vance Emerging Markets Debt Fund	800,000	100.00%
Eaton Vance Floating-Rate NextShares	498,000	94.86%
Eaton Vance Focused Global Opportunities Fund	365,911	96.63%
Eaton Vance Focused International Opportunities Fund	361,015	99.68%
Eaton Vance Global Income Builder NextShares	580,906	96.82%
Eaton Vance Hexavest International Equity Fund	499,000	76.09%
Eaton Vance International Small-Cap Fund	1,061,239	37.33%
Eaton Vance Oaktree Diversified Credit NextShares	2,496,000	48.70%
Eaton Vance Stock NextShares	932,613	98.17%
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	668,988	95.57%
Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund	545,334	64.10%

As of July 17, 2018, the favorable vote of Eaton Vance and/or its affiliates will be sufficient to result in the approval of Proposal 1 for each Trust/Corporation listed below:

TRUST/CORPORATION	Percentage Owned

Eaton Vance NextShares Trust	97.65%
Eaton Vance NextShares Trust II	57.68%

B-36

Exhibit C

Officer Biographies

Name and Year of Birth(1)	Trust/Corporation/Portfolio Position(s)(2)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years(3)
Richard F. Froio 1968	Chief Compliance Officer	See Exhibit D

Vice President of Eaton Vance and BMR since 2017. Officer of 174 registered investment companies managed by EVM or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR.
James F. Kirchner 1967	Treasurer	See Exhibit D	Vice President of Eaton Vance and BMR. Officer of 174 registered investment companies managed by Eaton Vance or BMR.
Edward J. Perkin 1972	President	See Exhibit D

Chief Equity Investment Officer and Vice President of Eaton Vance and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Officer of 27 registered investment companies managed by Eaton Vance or BMR.

Payson F. Swaffield 1956	President	See Exhibit D	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 146 registered investment companies managed by Eaton Vance or BMR.

(1)	The business address of each officer is Two International Place, Boston, MA 02110.
(2)	See Exhibit D for the specific offices held on the Funds and Portfolios on which each officer serves.
(3)	Includes both master and feeder funds in master-feeder structure.
C-1

Exhibit D

Positions Held and Year of Appointment as Officer(1)

Trusts/Corporation(2)	Froio	Gemma	Kirchner	Perkin	Swaffield
Growth Trust	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2013
Investment Trust	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2011
Municipals Trust	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2011
Municipals II Trust	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2011
Mutual Funds Trust	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2011
NextShares Trust	CCO – 2017	VP – 2014 S – 2014	T – 2014	P – 2014	N/A
NextShares Trust II	CCO – 2017	VP – 2014 S – 2014	T – 2014	N/A	P – 2014
Series Trust	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2013
Series Trust II Trust	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2017
Special Investment Trust	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2011
Variable Trust	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2011
Boston Income Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2017
Core Bond Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2017
Dividend Builder Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	P – 2017	N/A
Emerging Markets Local Income Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2017
Eaton Vance Floating Rate Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2013	N/A	P – 2017
Global Income Builder Portfolio	CCO – 2017	VP – 2016 S – 2016	T – 2007	P – 2017	N/A
Global Macro Absolute Return Advantage Portfolio	CCO – 2017	VP – 2011 S – 2010	T – 2013	N/A	P – 2017
Global Macro Capital Opportunities Portfolio	CCO – 2017	VP – 2013 S – 2013	T – 2007	N/A	P – 2017
Global Macro Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2017
Global Opportunities Portfolio	CCO – 2017	VP – 2011 S – 2009	T – 2007	N/A	P – 2017
Government Obligations Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2017
Greater India Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	P – 2017	N/A
D-1

High Income Opportunities Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2017
International Income Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2017
Large-Cap Value Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	P – 2014	N/A
MSAR Completion Portfolio	CCO – 2017	VP – 2011 S – 2010	T – 2007	N/A	P – 2010
Multisector Income Portfolio	CCO – 2017	VP – 2013 S – 2013	T – 2013	N/A	P – 2017
Senior Debt Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2017
Short Duration High Income Portfolio	CCO – 2017	VP – 2012 S – 2012	T – 2007	N/A	P – 2017
Short-Term U.S. Government Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	N/A	P – 2017
Stock Portfolio	CCO – 2017	VP – 2009 S – 2009	T – 2007	P – 2017	N/A
Tax-Managed Growth Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	P – 2017	N/A
Tax-Managed International Equity Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	P – 2017	N/A
Tax-Managed Multi-Cap Growth Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	P – 2017	N/A
Tax-Managed Small-Cap Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	P – 2017	N/A
Tax-Managed Value Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	P – 2014	N/A
Worldwide Health Sciences Portfolio	CCO – 2017	VP – 2011 S – 2007	T – 2007	P – 2016	N/A
5-to-15 Year Laddered Municipal Bond Portfolio	CCO – 2017	VP – 2016 S – 2016	T – 2007	N/A	P – 2017

(1)	The full name of each Officer is listed in Exhibit C. Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.
(2)	The unabbreviated names of the Trusts, Corporation and Portfolios are listed in the notice to this proxy statement.

Officer abbreviations are as follows: P - President; VP - Vice President; T - Treasurer; S - Secretary; and CCO - Chief Compliance Officer.

D-2

Exhibit E

Shares Beneficially Owned

The following table shows the dollar range of securities beneficially owned by each Trustee/Director and nominee in each Fund and in all Eaton Vance Funds overseen by the Trustee/Director as of May 31, 2018. Interests in a Portfolio are currently offered only to certain institutional investors and cannot be purchased by Trustees/Directors. The valuation date for the shares owned by Trustees/Directors is May 31, 2018.

Dollar Range of Shares Owned by
Fund Name	Thomas E. Faust Jr.(1)	Mark R. Fetting(2)	Cynthia E. Frost(2)	George J. Gorman(2)	Valerie A. Mosley(2)	William H. Park(2)	Helen Frame Peters(2)	Keith Quinton(3)	Marcus L. Smith(3)	Susan J. Sutherland(2)(4)	Harriett Tee Taggart(2)	Scott E. Wennerholm(2)
Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance AMT-Free Municipal Income Fund	None	None	None	None	None	$10,001-$50,000	None	None	None	None	None	None
Eaton Vance Arizona Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Atlanta Capital Focused Growth Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Atlanta Capital Select Equity Fund	None	None	None	$50,001-$100,000	Over $100,000	None	Over $100,000	None	None	None	None	None
Eaton Vance Atlanta Capital SMID-Cap Fund	None	None	None	None	None	None	Over $100,000	None	None	None	None	None
Eaton Vance Balanced Fund	$50,001-$100,000	$50,001-$100,000	None	None	None	None	None	None	None	None	None	Over $100,000
Eaton Vance California Municipal Opportunities Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Commodity Strategy Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Connecticut Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Core Bond Fund	Over $100,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Core Plus Bond Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Diversified Currency Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Dividend Builder Fund	$10,001-$50,000	None	Over $100,000	None	None	None	None	None	None	Over $100,000	None	None
Eaton Vance Emerging and Frontier Countries Equity Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Emerging Markets Debt Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Emerging Markets Debt Opportunities Fund	$50,001-$100,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Emerging Markets Local Income Fund	$10,001-$50,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Floating-Rate & High Income Fund	None	None	None	None	None	$10,001-$50,000	None	None	None	None	$10,001-$50,000	None
Eaton Vance Floating-Rate Advantage Fund	$50,001-$100,000	None	None	None	None	Over $100,000	None	None	None	None	$10,001-$50,000	$50,001-$100,000
Eaton Vance Floating-Rate Fund	None	None	Over $100,000	Over $100,000	None	None	None	None	None	None	None	Over $100,000
Eaton Vance Floating-Rate NextShares	None	None	None	None	None	None	None	None	None	None	None	None
E-1

Eaton Vance Floating-Rate Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Focused Global Opportunities Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Focused Growth Opportunities Fund	$50,001-$100,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Focused International Opportunities Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Focused Value Opportunities Fund	Over $100,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Georgia Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Global Income Builder Fund	None	None	None	None	None	None	None	None	None	None	$10,001-$50,000	None
Eaton Vance Global Income Builder NextShares	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Global Macro Absolute Return Fund	None	$50,001-$100,000	Over $100,000	None	None	None	None	None	None	None	None	None
Eaton Vance Global Macro Absolute Return Advantage Fund	$50,001-$100,000	None	None	None	None	None	None	None	None	None	$50,001-$100,000	None
Eaton Vance Global Small-Cap Equity Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Government Opportunities Fund	$10,001-$50,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Greater China Growth Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Greater India Fund	None	None	$50,001-$100,000	None	$10,001-$50,000	None	None	None	None	None	None	None
Eaton Vance Growth Fund	Over $100,000	None	None	Over $100,000	$50,001-$100,000	Over $100,000	None	None	None	None	None	None
Eaton Vance Hedged Stock Fund	None	None	None	None	None	$10,001-$50,000	None	None	None	None	None	None
Eaton Vance Hexavest Global Equity Fund	Over $100,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Hexavest International Equity Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance High Income Opportunities Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance High Yield Municipal Income Fund	None	None	Over $100,000	None	None	None	None	None	None	None	None	None
Eaton Vance Income Fund of Boston	Over $100,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance International Small-Cap Fund	$50,001-$100,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Large-Cap Value Fund	None	None	None	$50,001-$100,000	$50,001-$100,000	Over $100,000	None	None	None	None	None	None
Eaton Vance Maryland Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Massachusetts Municipal Income Fund	$10,001-$50,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Minnesota Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Missouri Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
E-2

Eaton Vance Municipal Opportunities Fund	None	None	Over $100,000	None	None	None	None	None	None	$10,001-$50,000	None	None
Eaton Vance Multi-Strategy Absolute Return Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Multi-Strategy All Market Fund	$50,001-$100,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Multisector Income Fund	$50,001-$100,000	None	None	None	$10,001-$50,000	None	None	None	None	None	$50,001-$100,000	None
Eaton Vance National Limited Maturity Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance National Municipal Income Fund	$10,001-$50,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance New Jersey Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance New York Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance New York Municipal Opportunities Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance North Carolina Municipal Income Fund	None	None	Over $100,000	None	None	None	None	None	None	None	None	None
Eaton Vance Oaktree Diversified Credit NextShares	None	None	None	None	None	$50,001-$100,000	None	None	None	None	None	None
Eaton Vance Ohio Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Oregon Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Pennsylvania Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Real Estate Fund	$10,001-$50,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Richard Bernstein All Asset Strategy Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Richard Bernstein Equity Strategy Fund	None	$50,001-$100,000	None	None	None	None	None	None	None	None	None	None
Eaton Vance Short Duration Government Income Fund	None	None	None	None	None	None	None	None	None	None	None	$10,001-$50,000
Eaton Vance Short Duration High Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Short Duration Inflation-Protected Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Short Duration Municipal Opportunities Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Short Duration Strategic Income Fund	None	None	Over $100,000	None	None	None	None	None	None	None	None	None
Eaton Vance Small-Cap Fund	None	None	$50,001-$100,000	None	$10,001-$50,000	None	None	None	None	$10,001-$50,000	None	None
Eaton Vance South Carolina Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Special Equities Fund	$10,001-$50,000	None	$10,001-$50,000	None	$10,001-$50,000	None	None	None	None	None	None	None
Eaton Vance Stock Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Stock NextShares	None	None	None	None	None	None	None	None	None	None	None	None
E-3

Eaton Vance TABS Intermediate-Term Municipal Bond Fund	None	None	None	None	None	Over $100,000	None	None	None	None	None	None
Eaton Vance TABS Short-Term Municipal Bond Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	None	None	None	None	None	Over $100,000	None	None	None	None	None	None
Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Tax-Managed Equity Asset Allocation Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Tax-Managed Global Dividend Income Fund	$10,001-$50,000	None	None	None	None	$10,001-$50,000	None	None	None	None	None	None
Eaton Vance Tax-Managed Growth Fund 1.0	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Tax-Managed Growth Fund 1.1	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Tax-Managed Growth Fund 1.2	Over $100,000	None	None	None	None	$50,001-$100,000	None	None	None	None	None	None
Eaton Vance Tax-Managed Multi-Cap Growth Fund	$10,001-$50,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Tax-Managed Small-Cap Fund	$10,001-$50,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Tax-Managed Value Fund	$10,001-$50,000	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Virginia Municipal Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance VT Floating-Rate Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Eaton Vance Worldwide Health Sciences Fund	$10,001-$50,000	None	None	$50,001-$100,000	None	$50,001-$100,000	None	None	None	$50,001-$100,000	None	None
Parametric Commodity Strategy Fund	None	None	Over $100,000	None	None	$10,001-$50,000	None	None	None	None	None	None
Parametric Dividend Income Fund	None	None	None	None	None	None	None	None	None	None	None	None
Parametric Emerging Markets Fund	Over $100,000	None	$50,001-$100,000	None	$10,001-$50,000	Over $100,000	None	None	None	None	None	None
Parametric International Equity Fund	Over $100,000	None	None	None	None	None	None	None	None	None	None	None
Parametric Tax-Managed Emerging Markets Fund	None	None	None	None	None	None	None	None	None	None	None	None
Parametric Tax-Managed International Equity Fund	$10,001-$50,000	None	None	None	None	None	None	None	None	None	None	None
Parametric Volatility Risk Premium – Defensive Fund	None	None	None	None	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1) Interested Trustee/Director. (3) Nominee for Trustee/Director.

(2) Noninterested Trustee/Director. (4) For some Funds, figures include shares which may be deemed to be beneficially owned through a Deferred Compensation Plan.

E-4

Exhibit F

Remuneration of Trustees/Directors

Each noninterested Trustee/Director is compensated for his or her services according to a fee schedule adopted by each Board of Trustees/Directors, and receives a fee that consists of an annual retainer and a committee service component. Each Fund and Portfolio currently pays each noninterested Trustee/Director a pro rata share, as described below, of: (i) an annual retainer of $270,000; (ii) an additional annual retainer of $125,000 for serving as the Chairperson of the noninterested Trustees/Directors; (iii) an additional annual retainer of $60,000 for Committee Service; (iv) an additional annual retainer of $30,000 for serving as the Governance Committee Chairperson, the Audit Committee Chairperson, the Compliance Committee Chairperson, the Contract Review Committee Chairperson or the Portfolio Management Committee Chairperson (to be split evenly in the event of Co-Chairpersons); (v) the Chairperson of an Ad Hoc Committee will receive $5,000 for any six-month period the Ad Hoc Committee is in existence, with the six-month periods being October 1 through March 31 and April 1 through September 30; and (vi) out-of-pocket expenses. The pro rata share paid by each Fund and Portfolio is based on the Fund’s and Portfolio’s average net assets as a percentage of the average net assets of all the funds and portfolios in the Eaton Vance family of funds.

Trusts/Corporation/Portfolios*	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	William H. Park	Helen Frame Peters	Susan J. Sutherland	Harriet Tee Taggart	Scott E. Wennerholm
Eaton Vance Growth Trust
(14 series)
Funds with 2/28 FYE	$11,140	$11,397	$12,177	$11,140	$15,458	$11,920	$11,916	$12,177	$11,742
Funds with 7/31 FYE	$16,681	$17,949	$18,206	$17,986	$23,032	$16,938	$18,206	$16,900	$18,206
Funds with 8/31 FYE	$16,681	$17,949	$18,206	$17,986	$23,032	$16,938	$18,206	$16,900	$18,206
Funds with 9/30 FYE	$16,681	$17,949	$18,206	$17,986	$23,032	$16,938	$18,206	$16,900	$18,206
Funds with 11/30 FYE	$16,681	$17,949	$18,206	$17,986	$23,032	$16,938	$18,206	$16,900	$18,206
Eaton Vance Investment Trust
(4 series)
Funds with 3/31 FYE	$4,851	$4,958	$5,303	$4,851	$6,733	$5,196	$5,184	$5,303	$5,104
Eaton Vance Municipals Trust
(18 series)
Funds with 7/31 FYE	$25,102	$26,823	$27,402	$26,577	$34,684	$25,681	$27,402	$25,927	$27,402
Funds with 8/31 FYE	$25,102	$26,823	$27,402	$26,577	$34,684	$25,681	$27,402	$25,927	$27,402
Funds with 9/30 FYE	$25,102	$26,823	$27,402	$26,577	$34,684	$25,681	$27,402	$25,927	$27,402
Eaton Vance Municipals Trust II
(6 series)
Funds with 1/31 FYE	$9,959	$10,180	$10,886	$9,959	$13,821	$10,665	$10,644	$10,886	$10,482
Eaton Vance Mutual Funds Trust
(34 series)
Funds with 1/31 FYE	$19,492	$19,956	$21,304	$19,492	$27,045	$20,840	$20,862	$21,304	$20,567
Funds with 2/28 FYE	$19,492	$19,956	$21,304	$19,492	$27,045	$20,840	$20,862	$21,304	$20,567
Funds with 9/30 FYE	$23,352	$25,025	$25,489	$24,913	$32,256	$23,816	$25,489	$23,927	$25,489
Funds with 10/31 FYE	$23,352	$25,025	$25,489	$24,913	$32,256	$23,816	$25,489	$23,927	$25,489
Funds with 12/31 FYE	$23,352	$25,025	$25,489	$24,913	$32,256	$23,816	$25,489	$23,927	$25,489
F-1

Trusts/Corporation/Portfolios*	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	William H. Park	Helen Frame Peters	Susan J. Sutherland	Harriet Tee Taggart	Scott E. Wennerholm
Eaton Vance NextShares Trust
(2 series)
Fund with 10/31 FYE	$102	$109	$111	$108	$140	$104	$111	$105	$111
Fund with 12/31 FYE	$102	$109	$111	$108	$140	$104	$111	$105	$111
Eaton Vance NextShares Trust II
(3 series)
Fund with 1/31 FYE	$206	$214	$225	$206	$285	$216	$224	$225	$223
Fund with 9/30 FYE	$373	$399	$407	$395	$516	$382	$407	$385	$407
Fund with 10/31 FYE	$373	$399	$407	$395	$516	$382	$407	$385	$407
Eaton Vance Series Fund, Inc.
(1 series)
Fund with 7/31 FYE	$480	$514	$524	$511	$663	$490	$524	$493	$524
Eaton Vance Series Trust
(1 series)
Fund with 12/31 FYE	$603	$644	$659	$637	$834	$618	$659	$625	$659
Eaton Vance Series Trust II
(2 series)
Fund with 6/30 FYE	$10,366	$11,077	$11,316	$10,975	$14,323	$10,605	$11,316	$10,707	$11,316
Fund with 10/31 FYE	$10,366	$11,077	$11,316	$10,975	$14,323	$10,605	$11,316	$10,707	$11,316
Eaton Vance Special Investment Trust
(14 series)
Funds with 8/31 FYE	$9,964	$10,827	$10,871	$11,022	$13,743	$10,007	$10,871	$9,812	$10,871
Funds with 10/31 FYE	$9,964	$10,827	$10,871	$11,022	$13,743	$10,007	$10,871	$9,812	$10,871
Funds with 11/30 FYE	$9,964	$10,827	$10,871	$11,022	$13,743	$10,007	$10,871	$9,812	$10,871
Funds with 12/31 FYE	$9,964	$10,827	$10,871	$11,022	$13,743	$10,007	$10,871	$9,812	$10,871
Eaton Vance Variable Trust
(1 series) Fund with 12/31 FYE	$2,999	$3,209	$3,273	$3,187	$4,143	$3,063	$3,273	$3,085	$3,273

F-2

Portfolios*	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	William H. Park	Helen Frame Peters	Susan J. Sutherland	Harriet Tee Taggart	Scott E. Wennerholm
Boston Income Portfolio	$10,315	$11,022	$11,260	$10,921	$14,253	$10,553	$11,260	$10,654	$11,260
Core Bond Portfolio	$2,140	$2,287	$2,336	$2,268	$2,956	$2,188	$2,336	$2,207	$2,336
Emerging Markets Local Income Portfolio	$3,282	$3,513	$3,583	$3,490	$4,534	$3,352	$3,583	$3,374	$3,583
Floating Rate Portfolio	$10,315	$11,022	$11,260	$10,921	$14,253	$10,553	$11,260	$10,654	$11,260
Global Income Builder Portfolio	$1,586	$1,694	$1,731	$1,678	$2,192	$1,623	$1,731	$1,640	$1,731
Global Macro Absolute Return Advantage Portfolio	$10,315	$11,022	$11,260	$10,921	$14,253	$10,553	$11,260	$10,654	$11,260
Global Macro Capital Opportunities Portfolio	$771	$823	$841	$816	$1,065	$789	$841	$796	$841
Global Macro Portfolio	$10,315	$11,022	$11,260	$10,921	$14,253	$10,553	$11,260	$10,654	$11,260
Global Opportunities Portfolio	$6,951	$7,433	$7,588	$7,373	$9,604	$7,106	$7,588	$7,166	$7,588
Government Obligations Portfolio	$745	$779	$813	$745	$1,031	$779	$813	$813	$813
Greater India Portfolio	$1,163	$1,242	$1,270	$1,228	$1,607	$1,191	$1,270	$1,204	$1,270
High Income Opportunities Portfolio	$771	$823	$841	$816	$1,065	$789	$841	$796	$841
International Income Portfolio	$500	$535	$546	$530	$692	$512	$546	$517	$546
MSAR Completion Portfolio	$241	$256	$263	$253	$332	$247	$263	$250	$263
Senior Debt Portfolio	$10,315	$11,022	$11,260	$10,921	$14,253	$10,553	$11,260	$10,654	$11,260
Short Duration High Income Portfolio	$270	$288	$294	$285	$372	$276	$294	$279	$294
Short-Term U.S. Government Portfolio	$1,269	$1,328	$1,387	$1,269	$1,758	$1,328	$1,387	$1,387	$1,387
Stock Portfolio	$2,789	$2,979	$3,044	$2,951	$3,853	$2,853	$3,044	$2,881	$3,044
Tax-Managed Growth Portfolio	$10,315	$11,022	$11,260	$10,921	$14,253	$10,553	$11,260	$10,654	$11,260
Tax-Managed International Equity Portfolio	$372	$398	$406	$394	$514	$381	$406	$385	$406
Tax-Managed Multi-Cap Growth Portfolio	$709	$759	$774	$754	$980	$725	$774	$730	$774
Tax-Managed Small-Cap Portfolio	$828	$885	$903	$878	$1,143	$846	$903	$853	$903
Tax-Managed Value Portfolio	$3,235	$3,457	$3,531	$3,426	$4,470	$3,309	$3,531	$3,341	$3,531
Worldwide Health Sciences Portfolio	$4,527	$4,835	$4,941	$4,788	$6,255	$4,633	$4,941	$4,680	$4,941
5-to-15 Year Laddered Municipal Bond Portfolio	$2,809	$2,875	$3,070	$2,809	$3,898	$3,005	$3,006	$3,070	$2,962
Complex Total(1)*	$313,750	$313,750	$343,750	$313,750(2)	$438,750	$343,750	$321,250(3)	$343,750	$316,250(4)

*	Complex total represents compensation for the calendar year ended December 31, 2017. It may not equal the sum of the amounts shown in the table, which represents compensation for each Fund’s or Portfolio’s most recently completed fiscal year.
(1)	As of August 1, 2018, the Eaton Vance fund complex consisted of 174 registered investment companies or series thereof. The compensation schedule disclosed in the proxy reflects the current compensation schedule effective January 1, 2018, and was not in place for each Fund’s or Portfolio’s full fiscal year or the full calendar year ended December 31, 2017. Amounts do not include expenses reimbursed to Trustees/Directors for attending Board meetings, which in the aggregate amounted to $75,967 for the calendar year ended December 31, 2017.
(2)	Includes $94,125 of deferred compensation.
(3)	Includes $316,231 of deferred compensation.
(4)	Includes $164,858 of deferred compensation.
F-3

Exhibit G

Aggregate Fees

The following table presents the aggregate fees billed to each Fund for that Fund’s last two fiscal years by the applicable independent registered public accounting firm for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during those periods. Unless otherwise noted, such fees were paid to Deloitte & Touche LLP. No services described below were approved pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

	Audit Fees			Audit-Related Fees(1)			Tax Fees(2)			All Other Fees(3)			Total
Trust/Corporation/Fund Name	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year

Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	__	31,770	31,770	__	0	0	__	12,030	12,371	__	0	0	__	43,800	44,141
Eaton Vance Atlanta Capital Select Equity Fund	__	29,720	29,720	__	0	0	__	11,419	11,269	__	0	0	__	41,139	40,989
Eaton Vance Atlanta Capital SMID-Cap Fund	__	26,090	26,090	__	0	0	__	12,259	13,346	__	0	0	__	38,349	39,436
Eaton Vance Focused Global Opportunities Fund	__	27,050	27,050	__	0	0	__	11,673	14,500	__	0	0	__	38,723	41,550
Eaton Vance Focused Growth Opportunities Fund	27,630	27,630	27,330	0	0	0	9,365	9,227	9,136	0	0	0	36,995	36,857	36,466
Eaton Vance Focused International Opportunities Fund	__	27,050	27,050	__	0	0	__	13,173	14,500	__	0	0	__	40,223	41,550
Eaton Vance Focused Value Opportunities Fund	27,630	27,630	27,330	0	0	0	10,615	10,977	9,136	0	0	0	38,245	38,607	36,466
Eaton Vance Greater China Growth Fund	__	47,260	47,260	__	0	0	__	13,687	14,007	__	0	0	__	60,947	61,267
Eaton Vance Hexavest Global Equity Fund	__	31,300	31,300	__	0	0	__	11,667	13,013	__	0	0	__	42,967	44,313
Eaton Vance Hexavest International Equity Fund	__	27,750	27,750	__	0	0	__	8,367	10,993	__	0	0	__	36,117	38,743
Eaton Vance International Small-Cap Fund	__	27,050	27,050	__	0	0	__	13,173	14,500	__	0	0	__	40,223	41,550
Eaton Vance Richard Bernstein All Asset Strategy Fund	__	44,350	44,700	__	0	0	__	15,486	14,805	__	0	0	__	59,836	59,505
Eaton Vance Richard Bernstein Equity Strategy Fund	__	43,430	43,080	__	0	0	__	15,091	14,909	__	0	0	__	58,521	57,989
Eaton Vance Worldwide Health Sciences Fund	__	27,000	27,000	__	0	0	__	15,108	14,933	__	0	0	__	42,108	41,933

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund	34,400	32,750	32,125	0	0	0	9,028	10,145	8,807	0	0	0	43,428	42,895	40,932
Eaton Vance National Limited Maturity Municipal Income Fund	53,550	59,850	58,925	0	0	0	11,593	11,422	11,309	0	0	0	65,143	71,272	70,234
Eaton Vance New York Municipal Opportunities Fund	37,680	37,680	37,280	0	0	0	9,240	9,103	9,013	0	0	0	46,920	46,783	46,293
Eaton Vance Short Duration Municipal Opportunities Fund	33,930	33,930	33,630	0	0	0	9,028	8,895	8,807	0	0	0	42,958	42,825	42,437
G-1

Eaton Vance Municipals Trust
Eaton Vance Arizona Municipal Income Fund	__	33,620	33,620	__	0	0	__	9,736	9,592	__	0	0	__	43,356	43,212
Eaton Vance California Municipal Income Fund	__	50,760	56,315	__	0	0	__	10,991	10,829	__	0	0	__	61,751	67,144
Eaton Vance Connecticut Municipal Income Fund	__	34,890	35,690	__	0	0	__	9,841	9,696	__	0	0	__	44,731	45,386
Eaton Vance Georgia Municipal Income Fund	__	31,910	31,910	__	0	0	__	10,770	10,611	__	0	0	__	42,680	42,521
Eaton Vance Maryland Municipal Income Fund	__	38,960	39,560	__	0	0	__	10,665	10,507	__	0	0	__	49,625	50,067
Eaton Vance Massachusetts Municipal Income Fund	__	48,170	48,170	__	0	0	__	11,647	11,475	__	0	0	__	59,817	59,645
Eaton Vance Minnesota Municipal Income Fund	__	34,600	29,600	__	0	0	__	8,964	8,832	__	0	0	__	43,564	38,432
Eaton Vance Missouri Municipal Income Fund	__	35,760	34,460	__	0	0	__	9,894	9,748	__	0	0	__	45,654	44,208
Eaton Vance Municipal Opportunities Fund	__	42,570	42,070	__	0	0	__	10,615	10,477	__	0	0	__	53,185	52,547
Eaton Vance National Municipal Income Fund	__	91,820	91,775	__	0	0	__	21,258	20,944	__	0	0	__	113,078	112,719
Eaton Vance New Jersey Municipal Income Fund	__	49,060	49,060	__	0	0	__	10,443	10,289	__	0	0	__	59,503	59,349
Eaton Vance New York Municipal Income Fund	__	55,500	60,500	__	0	0	__	12,523	12,338	__	0	0	__	68,023	72,838
Eaton Vance North Carolina Municipal Income Fund	__	39,340	38,690	__	0	0	__	10,654	10,497	__	0	0	__	49,994	49,187
Eaton Vance Ohio Municipal Income Fund	__	41,260	41,260	__	0	0	__	10,115	9,966	__	0	0	__	51,375	51,226
Eaton Vance Oregon Municipal Income Fund	__	36,500	36,500	__	0	0	__	10,053	9,904	__	0	0	__	46,553	46,404
Eaton Vance Pennsylvania Municipal Income Fund	__	56,320	55,670	__	0	0	__	11,319	11,152	__	0	0	__	67,639	66,822
Eaton Vance South Carolina Municipal Income Fund	__	36,550	37,150	__	0	0	__	10,654	10,497	__	0	0	__	47,204	47,647
Eaton Vance Virginia Municipal Income Fund	__	34,890	34,890	__	0	0	__	9,894	9,748	__	0	0	__	44,784	44,638

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	80,270	79,820	78,370	0	0	0	15,860	15,626	15,471	0	0	0	96,130	95,446	93,841
Eaton Vance TABS Intermediate-Term Municipal Bond Fund	41,020	41,020	40,295	0	0	0	10,701	9.311	9,219	0	0	0	51,721	50,331	49,514
Eaton Vance TABS Short-Term Municipal Bond Fund	40,040	40,040	40,290	0	0	0	10,701	11,061	10,469	0	0	0	50,741	51,101	50,759
Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund	29,250	24,250	19,050	0	0	0	9,636	9,494	9,400	0	0	0	38,886	33,744	28,450
G-2

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	15,000	15,000	22,895	0	0	0	9,451	9,311	9,219	0	0	0	24,451	24,311	32,114
Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund	24,250	24,250	19,050	0	0	0	10,886	9,494	9,400	0	0	0	35,136	33,744	28,450

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	__	50,480	55,010	__	0	0	__	14,139	13,930	__	0	0	__	64,619	68,940
Eaton Vance Core Plus Bond Fund	__	49,195	42,720	__	0	0	__	11,467	11,070	__	0	0	__	60,662	53,790
Eaton Vance Diversified Currency Income Fund	__	22,620	23,620	__	0	0	__	12,165	13,757	__	0	0	__	34,785	37,377
Eaton Vance Emerging Markets and Frontier Countries Equity Fund	__	15,150	15,150	__	0	0	__	14,437	13,014	__	0	0	__	29,587	28,164
Eaton Vance Emerging Markets Debt Fund(5)	__	__	__	__	__	__	__	__	__	__	__	__	__	__	__
Eaton Vance Emerging Markets Local Income Fund	__	21,220	21,220	__	0	0	__	12,307	13,897	__	0	0	__	33,527	35,117
Eaton Vance Floating-Rate Advantage Fund	__	26,680	28,730	__	0	0	__	17,754	16,014	__	0	0	__	44,434	44,744
Eaton Vance Floating-Rate Fund	__	26,890	31,940	__	0	0	__	19,913	18,141	__	0	0	__	46,803	50,081
Eaton Vance Floating-Rate & High Income Fund	__	28,780	30,830	__	0	0	__	15,887	15,652	__	0	0	__	44,667	46,482
Eaton Vance Global Income Builder Fund	__	15,000	15,000	__	0	0	__	11,464	11,317	__	0	0	__	26,464	26,317
Eaton Vance Global Macro Absolute Return Advantage Fund	__	28,065	25,440	__	0	0	__	16,104	16,433	__	0	0	__	44,169	41,873
Eaton Vance Global Macro Absolute Return Fund	__	29,545	26,920	__	0	0	__	14,018	16,833	__	0	0	__	43,563	43,753
Eaton Vance Global Small-Cap Equity Fund	__	14,280	14,280	__	0	0	__	10,736	9,118	__	0	0	__	25,016	23,398
Eaton Vance Government Opportunities Fund	__	19,360	19,360	__	0	0	__	12,130	11,951	__	0	0	__	31,490	31,311
Eaton Vance High Income Opportunities Fund	__	24,850	24,850	__	0	0	__	13,021	11,351	__	0	0	__	37,871	36,201
Eaton Vance Multi-Strategy Absolute Return Fund	__	25,740	25,740	__	0	0	__	20,280	20,278	__	0	0	__	46,020	46,018
Eaton Vance Multi-Strategy All Market Fund	__	39,093	33,905	__	0	0	__	32,935	37,778	__	0	0	__	72,028	71,683
Eaton Vance Short Duration Government Income Fund	__	24,780	24,780	__	0	0	__	15,701	15,469	__	0	0	__	40,481	40,249
Eaton Vance Short Duration High Income Fund	__	17,550	17,550	__	0	0	__	11,699	11,526	__	0	0	__	29,249	29,076
Eaton Vance Short Duration Strategic Income Fund	__	48,100	48,100	__	0	0	__	30,025	36,655	__	0	0	__	78,125	84,755
Eaton Vance Stock Fund	__	15,840	15,840	__	0	0	__	9,565	9,442	__	0	0	__	25,405	25,282
G-3

Eaton Vance Tax-Managed Equity Asset Allocation Fund	__	38,910	38,910	__	0	0	__	20,951	22,160	__	0	0	__	59,861	61,070
Eaton Vance Tax-Managed Global Dividend Income Fund	__	39,990	39,190	__	0	0	__	13,189	13,016	__	0	0	__	53,179	52,206
Eaton Vance Tax-Managed Growth Fund 1.1	__	18,560	18,560	__	0	0	__	8,651	8,542	__	0	0	__	27,211	27,102
Eaton Vance Tax-Managed Growth Fund 1.2	__	18,560	18,560	__	0	0	__	7,401	7,292	__	0	0	__	25,961	25,852
Eaton Vance Tax-Managed Multi-Cap Growth Fund	__	14,840	14,840	__	0	0	__	8,320	8,197	__	0	0	__	23,160	23,037
Eaton Vance Tax-Managed Small-Cap Fund	__	16,790	16.,790	__	0	0	__	9,560	9,437	__	0	0	__	26,350	26,227
Eaton Vance Tax-Managed Value Fund	__	18,510	18,510	__	0	0	__	9,560	9,560	__	0	0	__	28,070	27,947
Parametric Commodity Strategy Fund	__	52,360	52,360	__	0	0	__	37,822	36,138	__	0	0	__	90,182	88,498
Parametric Dividend Income Fund	25,850	25,850	22,650	0	0	0	9,890	9,744	9,648	0	0	0	35,740	35,594	32,298
Parametric Emerging Markets Fund	80,670	80,670	79,870	0	0	0	18,235	23,686	25,385	0	0	0	98,905	104,356	105,255
Parametric International Equity Fund	36,910	33,910	30,660	0	0	0	14,549	13,125	14,110	0	0	0	51,459	47,035	44,770
Parametric Tax-Managed International Equity Fund	__	14,920	14,920	__	0	0	__	9,673	9,552	__	0	0	__	24,593	24,472
Parametric Volatility Risk Premium – Defensive Fund(4)	37,050	__	__	0	__	__	20,100	__	__	0	__	__	57,150	__	__

Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	__	14,000	14,000	__	0	0	__	10,150	10,000	__	0	0	__	24,150	24,000
Eaton Vance Stock NextShares	__	12,000	12,000	__	0	0	__	8,439	8,314	__	0	0	__	20,439	20,314

Eaton Vance NextShares Trust II
Eaton Vance Floating-Rate NextShares(5)	__	__	__	__	__	__	__	__	__	__	__	__	__	__	__
Eaton Vance Oaktree Diversified Credit NextShares(5)	__	__	__	__	__	__	__	__	__	__	__	__	__	__	__
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	14,000	14,000	__	0	0	__	9,591	9,449	__	0	0	__	23,591	23,449	__

Eaton Vance Series Fund, Inc.
Eaton Vance Emerging Markets Debt Opportunities Fund	__	90,320	82,920	__	0	0	__	16,560	18,503	__	0	0	__	106,880	101,423

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	__	16,510	16,510	__	0	0	__	7,401	7,292	__	0	0	__	23,911	23,802
G-4

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	__	26,520	26,520	__	0	0	__	14,022	13,815	__	0	0	__	40,542	40,335
Parametric Tax-Managed Emerging Markets Fund	__	78,070	78,070	__	0	0	__	14,854	26,814	__	0	0	__	92,924	104,884

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	__	24,140	24,140	__	0	0	__	17,351	18,613	__	0	0	__	41,491	42,753
Eaton Vance Commodity Strategy Fund	__	37,520	53,120	__	0	0	__	33,436	33,048	__	0	0	__	70,956	86,168
Eaton Vance Core Bond Fund	__	15,050	15,050	__	0	0	__	12,101	13,422	__	0	0	__	27,151	28,472
Eaton Vance Dividend Builder Fund	__	28,930	28,930	__	0	0	__	11,640	11,486	__	0	0	__	40,570	40,416
Eaton Vance Greater India Fund	__	16,150	16,150	__	0	0	__	9,989	9,864	__	0	0	__	26,139	26,014
Eaton Vance Growth Fund	__	17,980	17,980	__	0	0	__	8,558	12,682	__	0	0	__	26,538	30,662
Eaton Vance Hedged Stock Fund	__	27,380	27,730	__	0	0	__	10,711	12,071	__	0	0	__	38,091	39,801
Eaton Vance Large-Cap Value Fund	__	25,140	25,140	__	0	0	__	10,390	11,486	__	0	0	__	35,530	36,626
Eaton Vance Multisector Income Fund	__	25,450	25,450	__	0	0	__	12,724	13,058	__	0	0	__	38,174	38,508
Eaton Vance Real Estate Fund	__	32,380	27,380	__	0	0	__	12,792	12,621	__	0	0	__	45,172	40,001
Eaton Vance Short Duration Inflation-Protected Income Fund	__	37,820	27,820	__	0	0	__	11,509	11,339	__	0	0	__	48,329	39,159
Eaton Vance Small-Cap Fund	__	32,640	32,640	__	0	0	__	11,690	11,536	__	0	0	__	44,330	44,176
Eaton Vance Special Equities Fund	__	29,060	29,060	__	0	0	__	11,140	10,994	__	0	0	__	40,200	40,054
Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund(4)	__	37,050	__	__	0	__	__	13,000	__	__	0	__	__	50,050	__

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	__	77,633	68,433	__	0	0	__	14.,210	14,000	__	0	0	__	91,843	82,433

	Audit Fees			Audit-Related Fees(1)			Tax Fees(2)			All Other Fees(3)			Total
Portfolio Name	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year	2018 Fiscal Year	2017 Fiscal Year	2016 Fiscal Year

Portfolios
Boston Income Portfolio	__	83,564	82,804	__	0	0	__	17,538	23,279	__	0	0	__	101,102	106,083
Core Bond Portfolio	__	52,510	49,385	__	0	0	__	19,629	19,339	__	0	0	__	72,139	68,724
Dividend Builder Portfolio	__	38,970	38,970	__	0	0	__	13,927	13,721	__	0	0	__	52,897	52,691
G-5

Emerging Markets Local Income Portfolio	__	86,772	85,571	__	0	0	__	21,452	26,759	__	0	0	__	108,224	112,330
Floating Rate Portfolio	__	113,194	112,100	__	0	0	__	24,212	23,854	__	0	0	__	137,406	135,954
Global Income Builder Portfolio	__	37,152	30,000	__	0	0	__	17,763	17,500	__	0	0	__	54,915	47,500
Global Macro Absolute Return Advantage Portfolio(4)	__	119,383	__	__	0	__	__	46,100	__	__	0	__	__	165,483	__
Global Macro Capital Opportunities Portfolio	__	41,200	31,200	__	0	0	__	23,130	24,000	__	0	0	__	64,330	55,200
Global Macro Portfolio	__	136,596	111,828	__	0	0	__	47,089	47,459	__	0	0	__	183,685	159,287
Global Opportunities Portfolio	__	86,139	79,420	__	0	0	__	40,206	38,743	__	0	0	__	126,345	118,163
Government Obligations Portfolio	__	47,475	52,475	__	0	0	__	16,425	16,182	__	0	0	__	63,900	68,657
Greater India Portfolio	__	38,360	33,360	__	0	0	__	22,993	43,669	__	0	0	__	61,353	77,029
High Income Opportunities Portfolio	__	79,754	80,144	__	0	0	__	17,277	23,022	__	0	0	__	97,031	103,166
International Income Portfolio	__	58,848	58,697	__	0	0	__	18,859	25,160	__	0	0	__	77,707	83,857
Large-Cap Value Portfolio	__	40,220	40,220	__	0	0	__	15,245	15,020	__	0	0	__	55,465	55,240
MSAR Completion Portfolio	__	49,803	48,765	__	0	0	__	30,031	29,667	__	0	0	__	79,834	78,432
Multisector Income Portfolio	__	51,900	57,375	__	0	0	__	17,591	17,686	__	0	0	__	69,851	75,061
Senior Debt Portfolio	__	115,464	114,370	__	18,000	18,000	__	22,575	22,241	__	0	0	__	156,039	154,611
Short Duration High Income Portfolio	__	42,710	32,479	__	0	0	__	14,638	14,422	__	0	0	__	57,348	46,901
Short-Term U.S. Government Portfolio	__	45,268	39,385	__	0	0	__	15,095	14,872	__	0	0	__	60,363	54,257
Stock Portfolio	__	26,660	26,660	__	0	0	__	13,269	13,073	__	0	0	__	39,929	39,733
Tax-Managed Growth Portfolio	__	96,550	96,550	__	0	0	__	17,257	17,002	__	0	0	__	113,807	113,552
Tax-Managed International Equity Portfolio	__	35,590	30,590	__	0	0	__	16,348	16,195	__	0	0	__	52,028	46,785
Tax-Managed Multi-Cap Growth Portfolio	__	24,700	24,700	__	0	0	__	11,966	11,789	__	0	0	__	36,666	36,486
Tax-Managed Small-Cap Portfolio	__	25,300	25,300	__	0	0	__	12,073	11,895	__	0	0	__	37,373	37,195
Tax-Managed Value Portfolio	__	44,970	44,970	__	0	0	__	15,453	15,225	__	0	0	__	60,423	60,195
Worldwide Health Sciences Portfolio	__	37,440	37,440	__	0	0	__	13,825	13,621	__	0	0	__	51,265	51,061
5-to-15 Year Laddered Municipal Bond Portfolio	33,300	27,500	__	0	0	__	14,210	14,000	__	0	0	__	47,510	41,500	__

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.
(4)	This Fund has not completed two fiscal years of operations.
(5)	This Fund has not completed its first full fiscal year of operations.
G-6

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for that Fund’s last two fiscal years by the Fund’s applicable independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance Organization for each Fund’s last two fiscal years by each Fund’s applicable registered public accounting firm. Unless otherwise noted, such fees were paid to Deloitte & Touche LLP.

	2018 Fiscal Year		2017 Fiscal Year		2016 Fiscal Year
Trust/Corporation/Fund Name	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)

Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	__	__	12,030	148,018	12,371	56,434
Eaton Vance Atlanta Capital Select Equity Fund	__	__	11,419	148,018	11,269	56,434
Eaton Vance Atlanta Capital SMID-Cap Fund	__	__	12,259	148,018	13,346	56,434
Eaton Vance Focused Global Opportunities Fund	__	__	11,673	148,018	14,500	48,500
Eaton Vance Focused Growth Opportunities Fund	9,365	148,018	9,227	46,000	9,136	56,434
Eaton Vance Focused International Opportunities Fund	__	__	13,173	148,018	14,500	48,500
Eaton Vance Focused Value Opportunities Fund	10,615	148,018	10,977	46,000	9,136	56,434
Eaton Vance Greater China Growth Fund	__	__	13,687	148,018	14,007	56,434
Eaton Vance Hexavest Global Equity Fund(4)	__	__	11,667	148,018	13,013	56,434
Eaton Vance Hexavest International Equity Fund(4)	__	__	8,367	148,018	10,993	56,434
Eaton Vance International Small-Cap Fund(4)	__	__	13,173	148,018	14,500	48,500
Eaton Vance Richard Bernstein All Asset Strategy Fund	__	__	15,486	148,018	14,805	56,434
Eaton Vance Richard Bernstein Equity Strategy Fund	__	__	15,091	148,018	14,909	56,434
Eaton Vance Worldwide Health Sciences Fund	__	__	15,108	148,018	14,933	56,434

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund	9,028	155,208	10,145	46,000	8,807	56,434
Eaton Vance National Limited Maturity Municipal Income Fund	11,593	155,208	11,422	46,000	11,309	56,434
Eaton Vance New York Municipal Opportunities Fund	9,240	155,208	9,103	46,000	9,013	56,434
Eaton Vance Short Duration Municipal Opportunities Fund	9,028	155,208	8,895	46,000	8,807	56,434

Eaton Vance Municipals Trust
Eaton Vance Arizona Municipal Income Fund	__	__	9,736	148,018	9,592	56,434
Eaton Vance California Municipal Income Fund	__	__	10,991	148,018	10,829	56,434
Eaton Vance Connecticut Municipal Income Fund	__	__	9,841	148,018	9,696	56,434
Eaton Vance Georgia Municipal Income Fund	__	__	10,770	148,018	10,611	56,434
Eaton Vance Maryland Municipal Income Fund	__	__	10,665	148,018	10,507	56,434
Eaton Vance Massachusetts Municipal Income Fund	__	__	11,647	148,018	11,475	56,434
Eaton Vance Minnesota Municipal Income Fund	__	__	8,964	148,018	8,832	56,434
Eaton Vance Missouri Municipal Income Fund	__	__	9,894	148,018	9,748	56,434
Eaton Vance Municipal Opportunities Fund	__	__	10,615	148,018	10,477	56,434
Eaton Vance National Municipal Income Fund	__	__	21,258	148,018	20,944	56,434
Eaton Vance New Jersey Municipal Income Fund	__	__	10,443	148,018	10,289	56,434
Eaton Vance New York Municipal Income Fund	__	__	12,523	148,018	12,338	56,434
Eaton Vance North Carolina Municipal Income Fund	__	__	10,654	148,018	10,497	56,434
Eaton Vance Ohio Municipal Income Fund	__	__	10,115	148,018	9,966	56,434
Eaton Vance Oregon Municipal Income Fund	__	__	10,053	148,018	9,904	56,434
Eaton Vance Pennsylvania Municipal Income Fund	__	__	11,319	148,018	11,152	56,434
Eaton Vance South Carolina Municipal Income Fund	__	__	10,654	148,018	10,497	56,434
Eaton Vance Virginia Municipal Income Fund	__	__	9,894	148,018	9,748	56,434
G-7

	2018 Fiscal Year		2017 Fiscal Year		2016 Fiscal Year
Trust/Corporation/Fund Name	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	15,860	148,018	15,626	46,000	15,471	56,434
Eaton Vance TABS Intermediate-Term Municipal Bond Fund	10,701	148,018	9.311	46,000	9,219	56,434
Eaton Vance TABS Short-Term Municipal Bond Fund	10,701	148,018	11,061	46,000	10,469	56,434
Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund	9,636	148,018	9,494	46,000	9,400	56,434
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	9,451	148,018	9,311	46,000	9,219	56,434
Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund	10,886	148,018	9,494	46,000	9,400	56,434

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	__	__	14,139	148,018	13,930	56,434
Eaton Vance Core Plus Bond Fund	__	__	11,467	148,018	11,070	56,434
Eaton Vance Diversified Currency Income Fund	__	__	12,165	148,018	13,757	56,434
Eaton Vance Emerging Markets and Frontier Countries Equity Fund	__	__	14,437	148,018	13,014	56,434
Eaton Vance Emerging Markets Debt Fund(3)	__	__	N/A	N/A	N/A	N/A
Eaton Vance Emerging Markets Local Income Fund	__	__	12,307	148,018	13,897	56,434
Eaton Vance Floating-Rate Advantage Fund	__	__	17,754	148,018	16,014	56,434
Eaton Vance Floating-Rate Fund	__	__	19,913	148,018	18,141	56,434
Eaton Vance Floating-Rate & High Income Fund	__	__	15,887	148,018	15,652	56,434
Eaton Vance Global Income Builder Fund	__	__	11,464	148,018	11,317	56,434
Eaton Vance Global Macro Absolute Return Advantage Fund	__	__	16,104	148,018	16,433	56,434
Eaton Vance Global Macro Absolute Return Fund	__	__	14,018	148,018	16,833	56,434
Eaton Vance Global Small-Cap Equity Fund	__	__	10,736	148,018	9,118	56,434
Eaton Vance Government Opportunities Fund	__	__	12,130	148,018	11,951	56,434
Eaton Vance High Income Opportunities Fund	__	__	13,021	148,018	11,351	56,434
Eaton Vance Multi-Strategy Absolute Return Fund	__	__	20,280	148,018	20,278	56,434
Eaton Vance Multi-Strategy All Market Fund	__	__	32,935	148,018	37,778	56,434
Eaton Vance Short Duration Government Income Fund	__	__	15,701	148,018	15,469	56,434
Eaton Vance Short Duration High Income Fund	__	__	11,699	148,018	11,526	56,434
Eaton Vance Short Duration Strategic Income Fund	__	__	30,025	148,018	36,655	56,434
Eaton Vance Stock Fund	__	__	9,565	148,018	9,442	46,000
Eaton Vance Tax-Managed Equity Asset Allocation Fund	__	__	20,951	148,018	22,160	56,434
Eaton Vance Tax-Managed Global Dividend Income Fund	__	__	13,189	148,018	13,016	56,434
Eaton Vance Tax-Managed Growth Fund 1.1	__	__	8,651	148,018	8,542	46,000
Eaton Vance Tax-Managed Growth Fund 1.2	__	__	7,401	148,018	7,292	46,000
Eaton Vance Tax-Managed Multi-Cap Growth Fund	__	__	8,320	148,018	8,197	56,434
Eaton Vance Tax-Managed Small-Cap Fund	__	__	9,560	148,018	9,437	56,434
Eaton Vance Tax-Managed Value Fund	__	__	9,560	148,018	9,560	56,434
Parametric Commodity Strategy Fund	__	__	37,822	148,018	36,138	46,000
Parametric Dividend Income Fund	9,890	148,018	9,744	46,000	9,648	56,434
Parametric Emerging Markets Fund	18,235	148,018	23,686	46,000	25,385	56,434
Parametric International Equity Fund	14,549	148,018	13,125	46,000	14,110	56,434
Parametric Tax-Managed International Equity Fund	__	__	9,673	148,018	9,552	56,434
Parametric Volatility Risk Premium – Defensive Fund(2)	20,100	148,018	N/A	N/A	N/A	N/A

Eaton NextShares Trust
Eaton Vance Global Income Builder NextShares	__	__	10,150	148,018	10,000	56,434
G-8

Eaton Vance Stock NextShares	__	__	8,439	148,018	8,314	46,000

Eaton Vance NextShares Trust II
Eaton Vance Floating-Rate NextShares(3)
Eaton Vance Oaktree Diversified Credit NextShares(3)
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	9,591	148,018	9,449	46,000	N/A	N/A

Eaton Vance Series Fund, Inc.
Eaton Vance Emerging Markets Debt Opportunities Fund	__	__	16,560	148,018	18,503	56,434
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	__	__	7,401	148,018	7,292	46,000

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	__	__	14,022	148,018	13,815	56,434
Parametric Tax-Managed Emerging Markets Fund	__	__	14,854	148,018	26,814	56,434

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	__	__	17,351	148,018	18,613	46,000
Eaton Vance Commodity Strategy Fund	__	__	33,436	148,018	33,048	56,434
Eaton Vance Core Bond Fund	__	__	12,101	148,018	13,422	46,000
Eaton Vance Dividend Builder Fund	__	__	11,640	148,018	11,486	46,000
Eaton Vance Greater India Fund	__	__	9,989	148,018	9,864	46,000
Eaton Vance Growth Fund	__	__	8,558	148,018	12,682	46,000
Eaton Vance Hedged Stock Fund	__	__	10,711	148,018	12,071	48,500
Eaton Vance Large-Cap Value Fund	__	__	10,390	148,018	11,486	46,000
Eaton Vance Multisector Income Fund	__	__	12,724	148,018	13,058	56,434
Eaton Vance Real Estate Fund	__	__	12,792	148,018	12,621	46,000
Eaton Vance Short Duration Inflation-Protected Income Fund	__	__	11,509	148,018	11,339	56,434
Eaton Vance Small-Cap Fund	__	__	11,690	148,018	11,536	46,000
Eaton Vance Special Equities Fund	__	__	11,140	148,018	10,994	46,000
Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund(2)	__	__	13,000	148,018	N/A	N/A

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	__	__	14.,210	148,018	14,000	46,000

G-9

	2018 Fiscal Year		2017 Fiscal Year		2016 Fiscal Year
Portfolio Name	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)	Fund	Eaton Vance(1)

Portfolios
Boston Income Portfolio	__	__	17,538	148,018	23,279	56,434
Core Bond Portfolio	__	__	19,629	148,018	19,339	46,000
Dividend Builder Portfolio	__	__	13,927	148,018	13,721	46,000
Emerging Markets Local Income Portfolio	__	__	21,452	148,018	26,759	56,434
Floating Rate Portfolio	__	__	24,212	148,018	23,854	56,434
Global Income Builder Portfolio	__	__	17,763	148,018	17,500	56,434
Global Macro Absolute Return Advantage Portfolio(2)	__	__	46,100	148,018	N/A	N/A
Global Macro Capital Opportunities Portfolio	__	__	23,130	148,018	24,000	56,434
Global Macro Portfolio	__	__	47,089	148,018	47,459	56,434
Global Opportunities Portfolio	__	__	40,206	148,018	38,743	56,434
Government Obligations Portfolio	__	__	16,425	148,018	16,182	56,434
Greater India Portfolio	__	__	22,993	148,018	43,669	46,000
High Income Opportunities Portfolio	__	__	17,277	148,018	23,022	56,434
International Income Portfolio	__	__	18,859	148,018	25,160	56,434
Large-Cap Value Portfolio	__	__	15,245	148,018	15,020	46,000
MSAR Completion Portfolio	__	__	30,031	148,018	29,667	56,434
Multisector Income Portfolio	__	__	17,591	148,018	17,686	56,434
Senior Debt Portfolio	__	__	40,575	148,018	40,241	56,434
Short Duration High Income Portfolio	__	__	14,638	148,018	14,422	56,434
Short-Term U.S. Government Portfolio	__	__	15,095	148,018	14,872	56,434
Stock Portfolio	__	__	13,269	148,018	13,073	46,000
Tax-Managed Growth Portfolio	__	__	17,257	148,018	17,002	46,000
Tax-Managed International Equity Portfolio	__	__	16,348	148,018	16,195	56,434
Tax-Managed Multi-Cap Growth Portfolio	__	__	11,966	148,018	11,789	56,434
Tax-Managed Small-Cap Portfolio	__	__	12,073	148,018	11,895	56,434
Tax-Managed Value Portfolio	__	__	15,453	148,018	15,225	56,434
Worldwide Health Sciences Portfolio	__	__	13,825	148,018	13,621	56,434
5-to-15 Year Laddered Municipal Bond Portfolio	14,210	148,018	14,000	46,000	N/A	N/A

(1)       The Funds’ investment adviser and any of its affiliates that provide ongoing services to the Funds which are subsidiaries of Eaton Vance Corp.

(2)	This Fund has not completed two fiscal years of operations.

(3)       This Fund has not completed its first full fiscal year of operations.

G-10

Eaton Vance

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E50202-S74960

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARDS OF TRUSTEES/DIRECTORS RECOMMEND A VOTE **FOR** THE FOLLOWING:

1. To elect as Trustee/Director the following nominees:

For all Trusts and the Corporation

Nominees:

01) Mark R. Fetting
02) Keith Quinton
03) Marcus L. Smith
04) Susan J. Sutherland
05) Scott E. Wennerholm

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

E50203-S74960

The undersigned holder of shares of beneficial interest of the Fund referenced on the reverse side (the "Fund"), hereby appoints MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, September 20, 2018 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL JOINT MEETING AND PROXY STATEMENT.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED IF MAILED IN THE U.S.

*** Exercise Your *Right* to Vote ***

EATON VANCE GROUP OF FUNDS

Eaton Vance

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

E50212-S74960

Meeting Information

Meeting Type: Special Joint Meeting
For holders as of: July 17, 2018
Date: September 20, 2018 **Time:** 11:00 a.m., Eastern Time
Location: Eaton Vance
Two International Place
Boston, Massachusetts 02110

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 6, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Please call 1-800-262-1122 Monday through Friday between 8:30 a.m. and 5:30 p.m. (Eastern Time) for information on how to obtain directions to be able to attend the meeting and vote in person.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E50213-S74960

Voting Items

THE BOARDS OF TRUSTEES/DIRECTORS RECOMMEND A VOTE **FOR** THE FOLLOWING:

1. To elect as Trustee/Director the following nominees: For all Trusts and the Corporation

   Nominees:
   01) Mark R. Fetting
   02) Keith Quinton
   03) Marcus L. Smith
   04) Susan J. Sutherland
   05) Scott E. Wennerholm

E50214-S74960